UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc.,         55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2022	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2022, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, stock selection within and an overweight to consumer discretionary negatively impacted returns. Security selection within information technology, industrials, financials, healthcare and materials weighed on performance as well. Tactical hedges on equity positioning to manage the Fund’s overall beta (market sensitivity) detracted from returns, most notably short positions on select U.S. equity markets futures. Within the fixed income allocation, positioning in U.S. Treasuries to manage duration and corresponding interest rate sensitivity detracted from performance.

From an equity sector perspective, an overweight to energy was additive to performance. Within fixed income, a broad underweight to developed market government bonds as compared to the reference benchmark positively impacted performance. Exposure to corporate credit, securitized assets and Chinese sovereign bonds added to returns as well. Exposure to cash and cash equivalents also aided performance. Finally, currency management, notably an overweight to the U.S. dollar and underweight to the euro, contributed over the period.

Reflecting the changes in the Fund’s overall allocations to equity and fixed income during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 9% to 25% of net assets. During the 12-month period, cash helped manage portfolio volatility and served as a source of funds for new investments. Exposure to cash and cash equivalents was additive to performance for the period.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 67% to 56% of net assets. Within equities, the Fund decreased exposure to Europe, the United States and Asia. On a sector basis, the Fund increased exposure to energy and consumer staples, and reduced exposure to financials, information technology, industrials, communication services, consumer discretionary, utilities and healthcare.

The Fund’s allocation to fixed income decreased from 23% to 19% of net assets. Within fixed income, the Fund increased exposure to securitized debt and bank loans, and decreased exposure to government and corporate bonds, primarily in the United States.

The Fund’s exposure to commodity-related securities remained essentially unchanged at less than 1% of net assets.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period underweight in equities and fixed income, with modest exposure to gold-related securities and a larger allocation to cash and cash equivalents. Within equities, the Fund was overweight in China and select developed European countries, and underweight in Japan and Australia. From a sector perspective, the Fund was overweight in energy, consumer discretionary and materials, and underweight in financials, consumer staples, information technology, real estate, industrials and utilities. Within fixed income, the Fund was underweight in U.S. Treasuries, developed European sovereign debt and Japanese government bonds. In addition, the Fund was overweight in corporate credit, securitized debt and bank loans. With respect to currency exposure, the Fund was overweight to the U.S. dollar and underweight to the euro and the Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)

A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.

(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(10.58)%	N/A	5.92%	N/A	5.83%	N/A
Investor A	(10.78)	(15.47)%	5.64	4.51%	5.54	4.98%
Investor C	(11.50)	(12.30)	4.85	4.85	4.92	4.92
Class K	(10.51)	N/A	6.01	N/A	5.88	N/A
Class R	(11.15)	N/A	5.29	N/A	5.19	N/A

FTSE World Index	(3.80)	N/A	10.37	N/A	10.15	N/A
Reference Benchmark	(6.48)	N/A	6.56	N/A	6.50	N/A
U.S. Stocks: S&P 500® Index(b)	0.21	N/A	13.66	N/A	13.67	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	(7.17)	N/A	5.97	N/A	6.02	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	(18.45)	N/A	(1.17)	N/A	(1.33)	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(e)	(7.90)	N/A	0.72	N/A	0.87	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)

An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series, which covers approximately 98% of the world’s investable market capitalization.

(d)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(e)	An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	BlackRock Global Allocation Fund, Inc.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Annualized Expense Ratio

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	(a)	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims(	a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period(	a)	Ending Account Value (04/30/22)	Expenses Paid During the Period(	a)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims

Institutional	$ 1,000.00	$ 878.40	$ 3.91		$ 3.77		$ 1,000.00	$ 1,020.63	$ 4.21		$ 1,020.78	$4.06		0.84%	0.81%
Investor A	1,000.00	877.40	5.07		4.93		1,000.00	1,019.39	5.46		1,019.54	5.31		1.09	1.06
Investor C	1,000.00	874.00	8.64		8.50		1,000.00	1,015.57	9.30		1,015.72	9.15		1.86	1.83
Class K	1,000.00	878.90	3.54		3.45		1,000.00	1,021.03	3.81		1,021.12	3.71		0.76	0.74
Class R	1,000.00	875.60	6.84		6.70		1,000.00	1,017.50	7.35		1,017.65	7.20		1.47	1.44

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security(a)	Percent of Total Investments

Microsoft Corp.	2%
Apple, Inc.	2
Alphabet, Inc.	2
Amazon.com, Inc.	2
UnitedHealth Group, Inc.	1
ConocoPhillips.	1
Mastercard, Inc.	1
Enbridge, Inc.	1
Siemens AG	1
Abbott Laboratories	1

GEOGRAPHIC ALLOCATION

	Percent of
		Total Investments(b)

Country/Geographic Region	Long	Short		Total

United States	64%	—	% (c)	64%
Japan	5	—	(c)	5
United Kingdom	4	—	(c)	4
Germany	4	—	(c)	4
China	3	—	(c)	3
Netherlands	3	—		3
Canada	2	—	(c)	2
France	2	—	(c)	2
Australia	2	—	(c)	2
South Korea	1	—	(c)	1
Switzerland	1	—	(c)	1
Spain	1	—	(c)	1
Other#	7	1		8

	99%	1%		100%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Rounds to less than 1% of total investments.
#	Includes holdings within countries/geographic regions that are less than 1% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 0.4%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 3.46%, 04/20/30	USD	500	$495,111
ACRES Commercial Realty Ltd., Series 2021- FL1, Class A, (1 mo. LIBOR US + 1.20%), 1.75%, 06/15/36		8,460	8,358,235
AGL CLO 5 Ltd.
Series 2020-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 2.46%, 07/20/34		1,260	1,252,034
Series 2020-5A, Class BR, (3 mo. LIBOR US + 1.70%), 2.76%, 07/20/34		1,752	1,717,687
ALM 2020 Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.89%, 10/15/29		373	371,117
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 2.63%, 04/25/31		375	369,018
Anchorage Capital CLO Ltd.
Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.09%), 2.33%, 01/28/31		250	248,932
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 2.54%, 10/15/31		250	250,078
Apidos CLO XX, Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 2.59%, 07/16/31		400	394,568
Apidos CLO XXII, Series 2015-7A, Class A2, (3 mo. LIBOR US + 1.50%), 2.56%, 04/20/31		500	493,106
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3 mo. LIBOR US + 1.60%), 2.64%, 04/15/33		250	246,670
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 2.64%, 07/15/30		250	247,337
Arbor Realty Commercial Real Estate Notes 2021-FL4 Ltd., Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.35%), 1.90%, 11/15/36		656	647,115
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3 mo. LIBOR US + 1.45%), 2.59%, 04/22/31		250	249,464
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3 mo. LIBOR US + 1.70%), 2.74%, 07/15/34		2,786	2,753,149
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 2.54%, 10/15/30		250	246,629
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 3.21%, 10/20/34		720	703,459
Atrium XII, Series 12A, Class BR, (3 mo. LIBOR US + 1.35%), 2.49%, 04/22/27		695	690,544
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 2.68%, 11/21/30		600	593,165
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.60%), 2.64%, 07/19/31		750	736,565
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.70%), 2.74%, 07/19/34		2,425	2,374,499
Battalion CLO Ltd.
Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 2.11%, 07/18/30		500	497,365
Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 2.73%, 01/25/35		1,465	1,420,409

Security		Par (000)	Value

Cayman Islands (continued)
Battalion CLO Ltd. (continued)
Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 2.90%, 04/24/34	USD	712	$693,569
Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 2.22%, 07/15/34		1,848	1,826,145
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 2.49%, 07/15/29		1,845	1,827,769
Benefit Street Partners CLO III Ltd., Series 2013- IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 2.71%, 07/20/29		667	660,907
Benefit Street Partners CLO Ltd., Series 2015- VIBR, Class A, (3 mo. LIBOR US + 1.19%), 2.25%, 07/20/34		250	247,128
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3 mo. LIBOR US + 2.00%), 3.04%, 01/15/33		250	247,668
Birch Grove CLO Ltd., Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 2.58%, 06/15/31		500	490,839
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 2.74%, 10/22/30		500	491,930
Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 2.81%, 10/20/30		465	456,349
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 2.54%, 07/15/31		1,495	1,473,940
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 2.21%, 10/20/31		250	248,235
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 2.93%, 07/25/34		625	613,331
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.94%, 07/15/31		250	243,750
Series 2019-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 2.14%, 04/15/32		250	248,138
Series 2019-1A, Class BR, (3 mo. LIBOR US + 1.70%), 2.74%, 04/15/32		300	295,175
Canyon CLO Ltd., Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 2.74%, 01/15/34		250	245,286
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3 mo. LIBOR US + 1.35%), 2.41%, 04/20/29		892	887,607
CBAM Ltd.
Series 2018-7A, Class A, (3 mo. LIBOR US + 1.10%), 2.16%, 07/20/31		250	248,410
Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 2.94%, 02/12/30		450	446,416
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 2.04%, 04/20/31		1,050	1,040,331
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 2.14%, 07/17/31		250	248,259
Cedar Funding XI Clo Ltd., Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.86%, 05/29/32		250	247,939

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
CIFC Funding Ltd.
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 2.82%, 04/27/31	USD	450	$445,311
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 2.24%, 10/17/31		250	248,935
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 2.19%, 04/19/29		712	699,618
Series 2020-1A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 07/15/36		2,475	2,442,382
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 2.62%, 07/15/33		250	246,651
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 2.74%, 10/15/30		250	247,344
Dryden 65 CLO Ltd., Class B, (3 mo. LIBOR US + 1.60%), 2.64%, 07/18/30		250	247,241
Elmwood CLO I Ltd., 2.51%, 10/20/33		500	497,489
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 2.21%, 04/20/34		650	646,793
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 2.71%, 04/20/34		975	962,268
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 2.28%, 04/15/33		300	297,630
FS Rialto 2021-FL3, Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.25%), 1.80%, 11/16/36		389	378,877
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3 mo. LIBOR US + 0.97%), 2.01%, 10/15/30		600	595,829
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 2.14%, 07/15/31		250	248,154
Generate CLO 3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 2.81%, 10/20/29		2,025	2,015,281
Goldentree Loan Management US CLO Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 2.61%, 04/20/30		250	247,828
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 2.84%, 10/29/29		500	496,021
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 2.11%, 01/18/31		250	248,544
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 2.43%, 04/15/33		500	500,776
Gulf Stream Meridian 4 Ltd., Class A2, (3 mo. LIBOR US + 1.85%), 2.89%, 07/15/34		500	492,497
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 2.84%, 07/15/34		350	344,268
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.32%, 02/05/31		497	492,922
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 3.21%, 04/20/32		442	438,699

Security		Par (000)	Value

Cayman Islands (continued)
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 2.38%, 04/15/33	USD	250	$248,207
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 2.12%, 04/15/34		500	495,663
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 1.85%, 07/15/36		4,520	4,458,125
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 2.79%, 04/15/29		500	496,887
Madison Park Funding XXV Ltd., Series 2017- 25A, Class A2R, (3 mo. LIBOR US + 1.65%), 2.83%, 04/25/29		712	707,014
Madison Park Funding XXVI Ltd., Series 2007- 4A, Class AR, (3 mo. LIBOR US + 1.20%), 2.44%, 07/29/30		461	461,310
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3 mo. LIBOR US + 1.70%), 2.88%, 01/23/31		250	247,832
Mariner CLO 2016-3 LLC, Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 2.68%, 07/23/29		500	493,101
MF1 Ltd., Series 2021-FL6, Class A, (1 mo. LIBOR US + 1.10%), 1.65%, 07/16/36		2,970	2,929,396
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 2.66%, 10/20/30		250	245,769
Neuberger Berman CLO Ltd.
Series 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 2.27%, 01/28/30		248	247,063
Series 20A, Class BRR, (3 mo. LIBOR US + 1.65%), 2.69%, 07/15/34		250	246,584
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 10/17/30		250	247,655
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3 mo. LIBOR US + 1.45%), 2.51%, 07/20/31		333	328,675
OCP CLO Ltd.
Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 2.61%, 04/26/31		450	441,101
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.65%), 2.71%, 07/20/29		250	246,884
Series 2016-11A, Class A2R, (3 mo. LIBOR US + 1.75%), 2.96%, 10/26/30		500	495,168
Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 2.76%, 10/20/34		500	489,499
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.18%), 2.36%, 01/24/33		250	247,742
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 2.76%, 07/25/30		250	246,534
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 07/15/36		800	789,224
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 2.39%, 07/19/30		487	484,534

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 2.28%, 01/25/31	USD	300	$297,084
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 2.71%, 07/02/35		936	924,409
OHA Credit Funding 7 Ltd., Class AR, (SOFR + 1.30%), 2.15%, 02/24/37		250	246,418
OHA Loan Funding 2013-2 Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 1.50%, 05/23/31		500	495,594
OHA Loan Funding 2016-1 Ltd., Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 2.66%, 01/20/33		250	246,812
Palmer Square CLO Ltd.
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 2.18%, 05/21/34		500	494,209
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 2.07%, 04/18/31		250	247,429
Park Avenue Institutional Advisers CLO Ltd.
Class A1R, (3 mo. LIBOR US + 1.20%), 1.66%, 08/23/31		500	497,313
Class A2R, (3 mo. LIBOR US + 1.55%), 1.94%, 02/14/34		500	483,912
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 2.51%, 05/15/32		250	247,422
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 2.36%, 07/24/31		555	552,709
Pikes Peak CLO 8, Series 2021-8A, Class A, (3 mo. LIBOR US + 1.17%), 2.23%, 07/20/34		600	592,643
RAD CLO Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 2.59%, 04/15/32		250	245,527
Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 2.24%, 04/17/33		250	248,059
Recette Clo Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 2.46%, 04/20/34		250	244,229
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.15%), 2.08%, 06/20/34		450	442,788
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 2.49%, 01/15/34		350	343,569
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 2.71%, 04/20/34		500	492,515
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 2.54%, 10/15/29		500	493,836
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.58%, 05/20/31		250	248,041
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 2.36%, 07/25/31		250	247,416
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 2.29%, 04/25/31		300	298,235
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 2.33%, 04/20/33		250	247,447

Security		Par (000)	Value

Cayman Islands (continued)
Signal Peak CLO 8 Ltd. (continued)
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 2.71%, 04/20/33	USD	300	$291,924
Sixth Street CLO XVI Ltd.
Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 2.38%, 10/20/32		948	943,591
Series 2020-16A, Class B, (3 mo. LIBOR US + 1.85%), 2.91%, 10/20/32		710	702,251
Sound Point CLO XV Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 2.68%, 01/23/29		250	247,041
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 2.19%, 10/15/31		250	248,124
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 2.16%, 01/15/34		500	493,737
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 2.54%, 01/15/34		500	491,561
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 07/15/34		700	689,579
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 2.39%, 01/20/33		2,489	2,472,236
Trimaran Cavu Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 3.26%, 07/20/32		500	495,187
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 3.18%, 01/25/34		473	467,688
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 4.18%, 01/25/34		1,023	1,019,584
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 2.19%, 10/18/31		249	247,320
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 2.10%, 04/20/34		250	244,666
Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 2.49%, 10/15/30		250	246,366
Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 2.19%, 10/15/31		250	248,248
Whitebox CLO Ltd.
Series 2020-2A, Class A1R, (3 mo. LIBOR US + 1.22%), 2.40%, 10/24/34		1,390	1,373,441
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.75%), 2.93%, 10/24/34		726	717,083

			88,077,945

Ireland(a) — 0.0%
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. EURIBOR + 1.05%), 1.05%, 04/15/31(c)	EUR	134	139,937
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/33(c)		593	611,007
Harvest CLO XVIII DAC, Series 18X, Class B, 1.20%, 10/15/30		662	684,260
Holland Park CLO DAC, Series 1X, Class A1RR, (3 mo. EURIBOR + 0.92%), 0.92%, 11/14/32(c)		390	409,212

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3 mo. EURIBOR + 1.90%), 1.90%, 01/21/35(b)	EUR	590	$617,243
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, 0.75%, 01/20/32		456	470,463
OCP Euro CLO DAC, Series 2017-2X, Class B, (3 mo. EURIBOR + 1.35%), 1.35%, 01/15/32(c)		456	473,261
Prodigy Finance DAC(b)
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 2.96%, 07/25/51	USD	1,900	1,886,458
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 4.21%, 07/25/51		1,100	1,093,868
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 6.36%, 07/25/51		720	715,092
Rockford Tower Europe CLO DAC, Series 2018- 1X, Class B, (3 mo. EURIBOR + 1.85%), 1.85%, 12/20/31(c)	EUR	593	624,226

			7,725,027

United States — 1.4%
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.80%, 05/25/36(a)	USD	2,413	2,344,190
AIMCO CLO, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 2.44%, 04/17/31(a)(b)		466	459,347
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		25,672	23,240,124
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	2,899,814
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	1,884,897
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	1,122,178
Anchorage Capital CLO Ltd., Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 2.29%, 01/28/31(a)(b)		249	248,399
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 2.12%, 04/15/31(a)(b)		550	545,714
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 2.07%, 04/20/31(a)(b)		1,770	1,755,706
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	737,345
BHG Securitization Trust(b)
Series 2021-A, Class A, 1.42%, 11/17/33		3,332	3,151,649
Series 2021-A, Class B, 2.79%, 11/17/33		510	468,601
Series 2021-A, Class C, 3.69%, 11/17/33		230	212,288
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(b)		5,560	5,476,550
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.55%), 2.59%, 04/15/30(a)(b)		1,143	1,127,033
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 2.79%, 07/16/30		250	248,686
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.80%), 2.86%, 07/20/30		637	632,131
Clear Creek CLO, Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 2.26%, 10/20/30(a)(b)		313	312,051

Security		Par (000)	Value

United States (continued)
College Avenue Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)	USD	230	$211,479
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 2.44%, 04/17/30(a)(b)		1,148	1,127,799
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.77%, 05/16/38(a)(b)		1,160	1,146,104
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		14,080	12,364,143
Gracie Point International Funding(a)(b)
Class B, (1 mo. LIBOR US + 1.40%), 1.86%, 11/01/23		1,240	1,232,631
Class C, (1 mo. LIBOR US + 2.40%), 2.86%, 11/01/23		1,640	1,621,935
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 2.41%, 04/15/33(a)(b)		4,718	4,697,700
Lendmark Funding Trust(b)
Series 2021-1A, Class A, 1.90%, 11/20/31		11,350	10,114,298
Series 2021-1A, Class B, 2.47%, 11/20/31		2,920	2,584,209
Series 2021-1A, Class C, 3.41%, 11/20/31		2,220	1,972,955
Series 2021-1A, Class D, 5.05%, 11/20/31		1,900	1,669,027
Series 2021-2A, Class D, 4.46%, 04/20/32		2,210	1,890,893
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)		3,974	3,653,882
Madison Park Funding XIII Ltd., Series 2014- 13A, Class BR2, (3 mo. LIBOR US + 1.50%), 2.54%, 04/19/30(a)(b)		900	892,024
Mariner Finance Issuance Trust, Series 2020- AA, Class A, 2.19%, 08/21/34(b)		5,860	5,633,978
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 03/20/26(b)		20,710	20,048,587
Mosaic Solar Loans LLC(b)
Series 2017-2A, Class A, 3.82%, 06/22/43		1,132	1,100,628
Series 2021-2A, Class B, 2.09%, 04/22/47		3,441	3,108,497
Navient Private Education Refi Loan Trust(b)
Series 2021-DA, Class A, (Prime - 1.99%), 1.51%, 04/15/60(a)		14,741	14,124,990
Series 2021-DA, Class B, 2.61%, 04/15/60		2,900	2,766,503
Series 2021-DA, Class C, 3.48%, 04/15/60		7,450	6,778,473
Series 2021-DA, Class D, 4.00%, 04/15/60		2,370	2,160,241
Nelnet Student Loan Trust(b)
Series 2021-A, Class B2, 2.85%, 04/20/62		24,290	21,789,782
Series 2021-A, Class C, 3.75%, 04/20/62		14,080	13,132,265
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	5,473,839
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	5,609,348
Series 2021-BA, Class D, 4.75%, 04/20/62		1,880	1,653,428
Series 2021-CA, Class C, 3.36%, 04/20/62		850	737,320
Series 2021-CA, Class D, 4.44%, 04/20/62		2,610	2,273,944
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	6,619,500
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,266,838
Series 2021-B, Class C, 3.65%, 05/08/31		630	608,183
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		11,620	11,305,171
Palmer Square Loan Funding Ltd., Series 2019- 3A, Class A2, (3 mo. LIBOR US + 1.60%), 2.08%, 08/20/27(a)(b)		500	497,690

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3 mo. LIBOR US + 1.80%), 2.26%, 08/23/31(a)(b)	USD	610	$599,986
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,427,513
Regional Management Issuance, 3.88%, 10/17/33(b)(d)		27,070	25,242,775
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 5.30%, 10/15/41(a)(b)		15,373	17,010,180
SMB Private Education Loan Trust(b)
Series 2021-A, Class C, 2.99%, 01/15/53		14,420	13,118,928
Series 2021-A, Class D1, 3.86%, 01/15/53		7,740	7,191,534
Series 2021-A, Class D2, 3.86%, 01/15/53		4,220	3,902,814
Series 2021-C, Class B, 2.30%, 01/15/53		1,490	1,364,507
Series 2021-C, Class C, 3.00%, 01/15/53		1,240	1,166,529
Series 2021-C, Class D, 3.93%, 01/15/53		590	549,604
Upstart Pass-Through Trust Series(b)
Series 2021-ST4, Class A, 2.00%, 07/20/27		1,281	1,235,260
Series 2021-ST5, Class A, 2.00%, 07/20/27		659	633,401
York CLO 1 Ltd., Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 2.79%, 10/22/29(a)(b)		466	463,449

			293,641,467

Total Asset-Backed Securities — 1.8% (Cost: $411,054,176)			389,444,439

		Shares

Common Stocks

Australia — 0.6%
BHP Group Ltd.(e)		676,106	22,657,958
BHP Group Ltd.		137,303	4,588,038
CSL Ltd.		10,694	2,040,951
Endeavour Group Ltd.		624,139	3,416,572
Glencore PLC		9,906,580	61,041,018
Goodman Group		191,301	3,183,993
IGO Ltd.		30,118	273,844
Northern Star Resources Ltd.		88,516	608,440
Quintis HoldCo. Pty. Ltd.(d)(f)		43,735,802	6,458,420
Rio Tinto PLC		256,110	18,095,745
Santos Ltd.		30,971	173,068
South32 Ltd.		3,306,176	11,010,678
Treasury Wine Estates Ltd.		276,454	2,187,216
Wesfarmers Ltd.		8,480	293,434
Woodside Petroleum Ltd.		94,884	2,064,304

			138,093,679

Belgium — 0.0%
Etablissements Franz Colruyt NV		63,654	2,337,426
Solvay SA		2,758	259,355

			2,596,781

Brazil — 0.1%
Banco do Brasil SA		136,236	915,414
Embraer SA(g)		254,336	731,017
Engie Brasil Energia SA		241,538	2,047,036
Hapvida Participacoes e Investimentos SA(b)		87,406	155,048
Locaweb Servicos de Internet SA(b)(g)		323,923	469,772

Security	Shares	Value

Brazil (continued)
Natura & Co. Holding SA	77,440	$291,186
NU Holdings Ltd., Class A(e)(g)	1,522,428	9,149,792
Rede D’Or Sao Luiz SA(b)	20,586	152,939
Sendas Distribuidora SA	634,742	1,961,763
Ultrapar Participacoes SA	100,291	265,133
WEG SA	160,080	974,607

		17,113,707

Canada — 1.3%
Alimentation Couche-Tard, Inc.	44,262	1,970,454
Bank of Montreal	4,949	524,737
Barrick Gold Corp.	91,808	2,047,483
Canadian National Railway Co.	22,246	2,616,219
Cenovus Energy, Inc.	4,713,611	87,138,401
CGI, Inc.(g)	4,035	321,757
Enbridge, Inc.	3,814,653	166,465,144
George Weston Ltd.	12,055	1,499,732
Great-West Lifeco, Inc.	20,255	558,780
Lululemon Athletica, Inc.(g)	2,331	826,643
Nutrien Ltd.	43,062	4,231,617
Power Corp. of Canada	7,539	221,830
Restaurant Brands International, Inc.	25,540	1,459,059
Royal Bank of Canada	1,635	165,135
Shopify, Inc., Class A(g)	1,992	852,111
Sun Life Financial, Inc.	7,126	354,511
Thomson Reuters Corp.	13,154	1,315,144
Toronto-Dominion Bank	8,966	647,612

		273,216,369

Cayman Islands — 0.0%
Salt Pay Co., Ltd., Series C, (Acquired 11/16/21, Cost: $10,172,087)(b)(d)(h)	5,237	8,140,707

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, ADR	63,285	4,670,433

China — 2.2%
AAC Technologies Holdings, Inc.	348,500	814,021
Agricultural Bank of China Ltd., Class H	9,831,000	3,687,233
Aier Eye Hospital Group Co. Ltd., Class A	931,793	4,985,835
Alibaba Group Holding Ltd.(g)	1,830,600	22,329,069
Alibaba Group Holding Ltd., ADR(g)	210,338	20,421,716
Amoy Diagnostics Co. Ltd., Class A	545,350	3,730,100
Anhui Gujing Distillery Co. Ltd., Class B	14,700	195,584
Asymchem Laboratories Tianjin Co. Ltd., Class A	95,203	3,796,576
Bank of China Ltd., Class H	6,604,000	2,591,294
BYD Co. Ltd., Class A	739,800	26,690,363
BYD Co. Ltd., Class H	65,500	1,906,163
BYD Electronic International Co. Ltd.	370,000	737,539
China Construction Bank Corp., Class H	8,650,000	6,162,251
China Feihe Ltd.(b)	1,844,000	1,753,216
China Hongqiao Group Ltd.	2,642,000	3,287,253
China Life Insurance Co. Ltd., Class H	762,000	1,107,317
China Literature Ltd.(b)(g)	112,600	473,159
China Merchants Bank Co. Ltd., Class H	198,000	1,193,394
China National Building Material Co. Ltd., Class H	4,032,000	5,365,833
China Pacific Insurance Group Co. Ltd., Class H	734,800	1,629,032
China Petroleum & Chemical Corp., Class H	11,484,000	5,621,092
China Resources Cement Holdings Ltd.	746,000	618,983

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Resources Gas Group Ltd.	338,000	$1,269,997
China Tourism Group Duty Free Corp. Ltd., Class A	168,600	4,549,088
Contemporary Amperex Technology Co. Ltd., Class A	554,200	33,589,056
COSCO SHIPPING Holdings Co. Ltd., Class A(g)	496,100	1,062,035
COSCO SHIPPING Holdings Co. Ltd., Class H(g)	964,400	1,500,376
Country Garden Services Holdings Co. Ltd.	179,000	754,446
CSPC Pharmaceutical Group Ltd.	1,066,000	1,089,820
Dali Foods Group Co. Ltd.(b)	406,000	206,615
Dongfeng Motor Group Co. Ltd., Class H	1,500,000	1,094,242
Enn Energy Holdings Ltd.	76,700	1,027,402
Foshan Haitian Flavouring & Food Co. Ltd., Class A	614,130	7,487,530
Ganfeng Lithium Co. Ltd., Class H(b)	1,018,400	12,189,447
Glodon Co. Ltd., Class A	521,830	3,597,674
Great Wall Motor Co. Ltd., Class H	2,523,000	3,533,276
Gree Electric Appliances, Inc. of Zhuhai, Class A	617,700	2,884,574
Guangzhou Baiyun International Airport Co. Ltd., Class A	2,430,771	4,340,734
Haidilao International Holding Ltd.(b)(e)	1,547,000	3,002,723
Haier Smart Home Co. Ltd., Class H	238,600	842,925
Hangzhou Robam Appliances Co. Ltd., Class A	1,402,733	6,476,881
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	257,800	2,498,467
Hundsun Technologies, Inc., Class A	796,299	4,538,632
Hygeia Healthcare Holdings Co. Ltd.(b)(e)	840,600	4,062,087
Industrial & Commercial Bank of China Ltd., Class H	9,658,000	5,821,903
Innovent Biologics, Inc.(b)(g)	173,500	538,100
Jafron Biomedical Co. Ltd., Class A	131,900	816,390
JD Health International, Inc.(b)(g)	2,071,100	12,911,357
JD.com, Inc., Class A(g)	285,497	8,901,378
Jiangsu Hengrui Medicine Co. Ltd., Class A	753,300	3,327,110
Jinxin Fertility Group Ltd.(b)(g)	4,535,000	2,842,499
JiuGui Liquor Co. Ltd., Class A	42,300	946,880
Jiumaojiu International Holdings Ltd.(b)(e)	1,647,000	3,623,533
Kindstar Globalgene Technology, Inc.(b)(g)	7,490,500	2,010,199
Kingsoft Corp. Ltd.	1,132,800	3,399,541
Kweichow Moutai Co. Ltd., Class A	28,100	7,713,338
Lenovo Group Ltd.	4,402,000	4,274,354
Li Auto, Inc., ADR(g)	744,003	16,687,987
Li Ning Co. Ltd.	158,000	1,231,478
Meituan, Class B(b)(g)	351,500	7,531,378
Microport Cardioflow Medtech Corp.(b)(e)(g)	13,018,000	4,543,922
Ming Yuan Cloud Group Holdings Ltd.(e)	1,255,000	1,630,018
NetEase, Inc.	137,590	2,635,573
Nongfu Spring Co. Ltd., Class H(b)	351,000	1,857,466
NXP Semiconductors NV	189,967	32,465,360
PetroChina Co. Ltd., Class H	2,622,000	1,244,647
Pharmaron Beijing Co. Ltd., Class A	54,700	1,026,033
Pharmaron Beijing Co. Ltd., Class H(b)	177,400	2,228,578
PICC Property & Casualty Co. Ltd., Class H	2,412,000	2,467,039
Ping An Insurance Group Co. of China Ltd., Class H	329,000	2,079,515
Shanghai Jinjiang International Hotels Co. Ltd., Class A	579,800	4,654,597

Security	Shares	Value

China (continued)
TBEA Co. Ltd., Class A	294,500	$848,207
Tencent Holdings Ltd.	1,614,400	76,078,415
Tingyi Cayman Islands Holding Corp.	724,000	1,321,416
Venustech Group, Inc., Class A	1,034,688	2,706,166
Want Want China Holdings Ltd.	1,160,000	1,047,093
Wilmar International Ltd.	161,300	514,175
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	570,587	2,476,662
WuXi AppTec Co. Ltd., Class A	247,553	3,815,051
WuXi AppTec Co. Ltd., Class H(b)	11,100	150,980
Wuxi Biologics Cayman, Inc.(b)(g)	759,806	5,607,984
Yifeng Pharmacy Chain Co. Ltd., Class A	544,856	3,001,182
Yonyou Network Technology Co. Ltd., Class A	1,506,909	4,295,951
Yum China Holdings, Inc.(e)	104,000	4,305,099
Zhongsheng Group Holdings Ltd.	103,500	683,909
Zijin Mining Group Co. Ltd., Class A	305,700	502,993
Zijin Mining Group Co. Ltd., Class H	616,000	896,962
ZTE Corp., Class H	731,000	1,534,812

		469,892,280

Denmark — 0.3%
AP Moller - Maersk A/S, Class B	1,511	4,373,176
DSV A/S	100,978	16,555,511
GN Store Nord A/S	31,339	1,176,138
Novo Nordisk A/S, Class B	169,628	19,375,967
Pandora A/S	238,894	20,976,420

		62,457,212

Finland — 0.0%
Fortum OYJ	60,685	1,008,940
Wartsila OYJ Abp	207,979	1,670,038

		2,678,978

France — 1.7%
Airbus SE	2,251	246,421
Arkema SA	387,714	44,177,798
BNP Paribas SA	707,091	36,663,640
Cie de Saint-Gobain	1,152,690	67,245,814
Credit Agricole SA	26,227	283,201
Danone SA	508,028	30,721,088
Electricite de France SA	337,983	3,072,617
Engie SA	110,410	1,302,890
EssilorLuxottica SA	111,456	18,975,130
Faurecia SE	7,812	169,817
Kering SA	4,659	2,478,925
La Francaise des Jeux SAEM(b)	89,223	3,331,673
LVMH Moet Hennessy Louis Vuitton SE	184,212	119,210,034
Orpea SA	88,732	3,173,260
Pernod Ricard SA	9,385	1,936,915
Remy Cointreau SA	6,462	1,280,987
Schneider Electric SE	23,263	3,337,522
Societe Generale SA	533,325	12,817,956
TotalEnergies SE	268,338	13,176,191
Veolia Environnement SA	12,949	377,807

		363,979,686

Germany — 2.8%
Adidas AG	8,115	1,636,464
Allianz SE, Registered Shares	1,204	271,663
Auto1 Group SE(b)(e)(g)	820,992	8,595,913
BASF SE	56,599	2,980,672
Bayerische Motoren Werke AG	15,077	1,231,275
Covestro AG(b)	13,332	574,016

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Daimler Truck Holding AG(g)	94,910	$2,552,578
Deutsche Boerse AG	7,356	1,280,639
Deutsche Telekom AG, Registered Shares	7,204,333	132,712,090
E.ON SE	40,668	423,230
Infineon Technologies AG	434,611	12,335,657
LANXESS AG	7,381	285,320
LEG Immobilien SE	2,263	232,027
Mercedes-Benz Group AG, Registered Shares	2,059,337	143,744,126
Rheinmetall AG	868	195,668
SAP SE	539,021	54,627,594
Siemens AG, Registered Shares	1,295,286	159,261,855
Siemens Energy AG(g)	42,653	821,593
Telefonica Deutschland Holding AG	959,724	2,886,398
Uniper SE	81,475	2,094,286
Vantage Towers AG	2,293,086	77,968,780
Vonovia SE(e)	8,351	332,712

		607,044,556

Hong Kong — 0.3%
AIA Group Ltd.	5,205,200	51,134,622
ASM Pacific Technology Ltd.	165,600	1,668,881
China Gas Holdings Ltd.	787,000	959,327
Hong Kong & China Gas Co. Ltd.	173,000	190,805
Link REIT	345,500	2,984,354
Orient Overseas International Ltd.	32,000	883,011
SITC International Holdings Co. Ltd.	1,231,000	4,092,420
SJM Holdings Ltd.(g)	565,000	237,336
WH Group Ltd.(b)	2,255,500	1,557,646

		63,708,402

India — 0.1%
HCL Technologies Ltd.	129,264	1,810,541
Indian Oil Corp. Ltd.	494,327	806,431
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000)(b)(d)(h)	5,720	26,657,291

		29,274,263

Ireland — 0.1%
Accenture PLC, Class A	1,968	591,108
Experian PLC	13,792	476,298
Icon PLC(g)	39,884	9,022,160
Kingspan Group PLC	76,697	7,139,497
Medtronic PLC	10,828	1,130,010
Seagate Technology Holdings PLC	29,449	2,415,996
Trane Technologies PLC	56,556	7,911,619

		28,686,688

Israel(e)(g) — 0.3%
Nice Ltd., ADR	330,129	68,141,927
SimilarWeb Ltd.	129,735	1,643,742

		69,785,669

Italy — 0.4%
Enel SpA	631,623	4,107,376
Ferrari NV	74,688	15,725,913
Intesa Sanpaolo SpA	26,931,819	54,879,414
UniCredit SpA	17,978	166,388

		74,879,091

Japan — 1.0%
AGC, Inc.	9,200	344,903
Astellas Pharma, Inc.	168,250	2,561,727
Capcom Co. Ltd.	900	23,748

Security	Shares	Value

Japan (continued)
Chubu Electric Power Co., Inc.	23,200	$234,206
CyberAgent, Inc.	116,000	1,225,524
Eisai Co. Ltd.	49,000	2,133,996
ENEOS Holdings, Inc.	52,200	183,672
FANUC Corp.	497,300	76,200,310
Fujitsu Ltd.	11,400	1,723,100
GLP J-REIT	123	165,973
Hino Motors Ltd.	269,900	1,393,221
Hoya Corp.	428,450	42,520,277
Inpex Corp.	62,400	742,445
ITOCHU Corp.	9,400	283,701
Japan Post Bank Co. Ltd.	193,400	1,459,065
Japan Tobacco, Inc.	13,100	222,854
Kansai Electric Power Co., Inc.	50,900	446,189
Kao Corp.	57,500	2,304,512
Keyence Corp.	28,929	11,629,577
Kirin Holdings Co. Ltd.	62,400	909,650
Kose Corp.	203,200	20,860,713
Kyowa Kirin Co. Ltd.	93,000	1,960,140
Mazda Motor Corp.	203,800	1,447,133
Mitsubishi Electric Corp.	241,500	2,529,541
Mizuho Financial Group, Inc.	189,300	2,298,614
MS&AD Insurance Group Holdings, Inc.	13,700	407,811
NEC Corp.	55,700	2,160,930
Nomura Holdings, Inc.	650,100	2,503,179
Obic Co. Ltd.	2,200	325,026
Olympus Corp.	46,300	814,932
Oracle Corp.	34,200	2,197,738
Oriental Land Co. Ltd.	2,500	378,175
Otsuka Corp.	6,400	209,742
Otsuka Holdings Co. Ltd.	13,600	456,993
Pan Pacific International Holdings Corp.	117,800	1,803,913
Recruit Holdings Co. Ltd.	487,163	17,675,049
Ryohin Keikaku Co. Ltd.	266,700	2,396,866
Santen Pharmaceutical Co. Ltd.	52,500	427,071
Shionogi & Co. Ltd.	38,700	2,152,723
Ship Healthcare Holdings Inc.	7,700	128,620
Softbank Corp.	25,000	290,947
Sony Group Corp.	2,700	233,013
Sumitomo Mitsui Trust Holdings, Inc.	21,600	670,410
Suzuki Motor Corp.	10,500	316,524
Sysmex Corp.	32,400	2,125,361
Terumo Corp.	79,500	2,366,328
Tokio Marine Holdings, Inc.	6,800	367,667
Toray Industries, Inc.	52,700	249,760
Toyo Suisan Kaisha Ltd.	10,800	333,465
Toyota Motor Corp.	36,300	621,953
Yamato Holdings Co. Ltd.	88,600	1,657,883

		219,076,870

Luxembourg — 0.1%
ArcelorMittal SA	246,442	7,185,681
Arrival SA(e)(g)	1,150,069	2,219,633

		9,405,314

Macau — 0.0%
Sands China Ltd.(g)	318,000	700,928

Mexico — 0.0%
America Movil SAB de CV, Series L	238,828	232,432

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Fomento Economico Mexicano SAB de CV	122,085	$917,978
Grupo Bimbo SAB de CV, Series A	351,629	1,083,844

		2,234,254

Netherlands — 1.9%
Adyen NV(b)(g)	29,434	49,369,453
Akzo Nobel NV	487,241	42,266,442
ASML Holding NV	196,148	111,321,537
ING Groep NV	10,211,279	96,743,798
Koninklijke Ahold Delhaize NV	133,860	3,948,330
Koninklijke Philips NV	87,094	2,275,864
Randstad NV	40,738	2,154,190
Shell PLC(i)	2,294,365	61,948,872
Shell PLC, ADR	817,109	43,658,134
Stellantis NV	178,851	2,401,190
Wolters Kluwer NV	11,825	1,194,121

		417,281,931

Norway — 0.1%
LINK Mobility Group Holding ASA(g)	574,319	927,993
Norsk Hydro ASA	1,202,298	10,096,322
Orkla ASA	18,875	153,164
Yara International ASA	65,836	3,347,642

		14,525,121

Poland — 0.0%
Dino Polska SA(b)(g)	1,731	111,982
Polski Koncern Naftowy ORLEN SA	72,445	1,223,917

		1,335,899

Saudi Arabia — 0.0%
Dr. Sulaiman Al Habib Medical Services Group Co.	7,143	379,131

South Africa — 0.1%
Anglo American PLC	542,190	24,014,122
FirstRand Ltd.	51,218	220,580
Impala Platinum Holdings Ltd.	28,785	372,346
Kumba Iron Ore Ltd.(i)	43,598	1,447,388

		26,054,436

South Korea — 0.8%
Amorepacific Corp.	175,135	24,922,722
Coupang, Inc.(e)(g)	501,395	6,452,954
DL E&C Co. Ltd.(e)	3,314	155,865
Fila Holdings Corp.(e)	21,608	552,106
Hana Financial Group, Inc.	71,846	2,667,405
Kakao Corp.	159,484	11,140,518
KB Financial Group, Inc.	32,660	1,519,476
Kia Corp.	25,027	1,641,527
KT&G Corp.	2,937	192,869
LG Chem Ltd.	38,158	15,628,180
LG Display Co. Ltd.(e)	44,186	577,344
LG Energy Solution(e)(g)	240,586	79,876,084
Samsung Electronics Co. Ltd.	59,851	3,189,672
Samsung Fire & Marine Insurance Co. Ltd.	6,708	1,111,905
Samsung SDI Co. Ltd.(e)	52,232	24,880,937
SK Hynix, Inc.	7,690	673,860

		175,183,424

Spain — 0.4%
Cellnex Telecom SA(b)	1,932,446	90,071,848

Security	Shares	Value

Spain (continued)
Endesa SA	68,848	$1,442,878
Iberdrola SA	188,662	2,167,878

		93,682,604

Sweden — 0.5%
Atlas Copco AB, A Shares	224,870	10,194,898
Epiroc AB, Class A	517,710	10,495,567
Evolution AB(b)	1,584	162,516
H & M Hennes & Mauritz AB, B Shares	126,453	1,591,926
Hexagon AB, B Shares	735,516	9,490,305
Holmen AB	6,973	403,031
Husqvarna AB, B Shares	160,218	1,531,541
Kinnevik AB, Class B(g)	11,459	224,281
Lundin Energy AB	66,243	2,738,873
Skanska AB, B Shares	19,290	368,481
SKF AB, B Shares	108,651	1,774,562
Telefonaktiebolaget LM Ericsson, B Shares	353,843	2,822,684
Telia Co. AB	377,571	1,567,151
Volvo AB, B Shares	4,203,876	67,066,240

		110,432,056

Switzerland — 0.8%
ABB Ltd., Registered Shares	94,655	2,839,833
Cie Financiere Richemont SA, Class A, Registered Shares	94,212	10,946,557
Coca-Cola HBC AG	141,496	2,868,673
Julius Baer Group Ltd.	13,918	665,111
Kuehne + Nagel International AG, Registered Shares	2,503	700,205
Lonza Group AG, Registered Shares	28,909	17,045,724
Nestle SA, Registered Shares	134,716	17,391,037
Novartis AG, Registered Shares	35,229	3,113,160
On Holding AG, Class A(e)(g)	52,816	1,318,816
Partners Group Holding AG	2,460	2,606,363
Roche Holding AG	1,569	581,807
SGS SA, Registered Shares	128	328,899
Sika AG, Registered Shares	59,898	18,296,322
STMicroelectronics NV	302,198	11,165,358
Straumann Holding AG, Registered Shares	56,396	6,648,613
Swatch Group AG	3,807	977,039
Swisscom AG, Registered Shares	409	241,842
TE Connectivity Ltd.	630,833	78,715,342
Temenos AG, Registered Shares	26,358	2,660,728
UBS Group AG, Registered Shares	31,613	536,682

		179,648,111

Taiwan — 0.5%
ASE Technology Holding Co. Ltd.	200,000	638,072
Evergreen Marine Corp. Taiwan Ltd.	385,000	1,850,669
MediaTek, Inc.	139,000	3,831,949
Novatek Microelectronics Corp.	157,000	2,076,886
SinoPac Financial Holdings Co. Ltd.	475,000	292,516
Taiwan Cooperative Financial Holding Co. Ltd.	854,000	821,227
Taiwan Semiconductor Manufacturing Co. Ltd.	5,776,000	104,445,354
Unimicron Technology Corp.	143,000	1,003,020
United Microelectronics Corp.	644,000	1,023,051
Wan Hai Lines Ltd.	135,000	654,376
Yang Ming Marine Transport Corp.(g)	323,000	1,347,530

		117,984,650

Turkey — 0.0%
BIM Birlesik Magazalar A/S	50,900	285,961

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates(d) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0)(b)(h)	1,518,232	$15
NMC Health PLC(g)	1,077,976	14

		29

United Kingdom — 2.3%
Alphawave IP Group PLC(e)(g)	2,084,903	3,932,493
Ashtead Group PLC	83,072	4,295,423
AstraZeneca PLC	908,336	121,209,516
Auto Trader Group PLC(b)	1,172,878	9,256,539
Barclays PLC	2,997,600	5,510,011
BP PLC	2,785,178	13,446,264
BP PLC, ADR	322,550	9,263,636
British American Tobacco PLC	5,136	215,262
Burberry Group PLC	102,769	2,028,193
Compass Group PLC	2,651,636	55,954,391
Diageo PLC	102,891	5,133,114
Dr. Martens PLC	304,896	797,187
Exscientia PLC, (Acquired 03/31/22, Cost: $15,553,138)(b)(h)	2,220,600	23,893,656
Ferguson PLC	2,308	289,537
Genius Sports Ltd.(g)	796,159	3,041,327
GlaxoSmithKline PLC	68,957	1,554,469
Hargreaves Lansdown PLC	28,082	321,492
Hedosophia European Growth(g)	1,041,660	8,082,406
Intertek Group PLC	5,515	343,667
Kingfisher PLC	595,738	1,878,701
Legal & General Group PLC	445,873	1,389,829
Linde PLC(g)	49,711	15,507,844
Lloyds Banking Group PLC	199,781,912	113,468,670
National Grid PLC	67,689	1,005,654
Natwest Group PLC	756,310	2,029,019
RELX PLC	19,995	595,661
Royal Mail PLC	104,054	446,006
Smith & Nephew PLC	44,594	722,804
Spirax-Sarco Engineering PLC	80,818	12,195,075
THG PLC(g)	1,558,352	2,092,241
Unilever PLC	1,920,739	89,295,382
Vodafone Group PLC	117,823	178,379

		509,373,848

United States — 37.9%
3M Co.	19,590	2,825,270
Abbott Laboratories(j)	1,293,472	146,809,062
AbbVie, Inc.(j)	706,673	103,796,140
Adobe, Inc.(g)	7,197	2,849,652
Advance Auto Parts, Inc.	82,233	16,416,174
Advanced Micro Devices, Inc.(g)	88,840	7,597,597
Agilent Technologies, Inc.	12,566	1,498,747
Air Products & Chemicals, Inc.	375,312	87,849,280
Airbnb, Inc., Class A(g)	8,684	1,330,476
Akamai Technologies, Inc.(g)	8,282	929,903
Albemarle Corp.	387,277	74,678,624
Alcoa Corp.	363,683	24,657,707
Alphabet, Inc., Class A(g)	692	1,579,275
Alphabet, Inc., Class C(g)(j)	136,086	312,906,622
Altair Engineering, Inc., Class A(g)	259,122	14,075,507
AltC Acquisition Corp., Class A(g)	620,753	6,046,134
Altice USA, Inc., Class A(g)	73,828	685,124
Altus Power, Inc., (Acquired 01/21/22, Cost: $4,543,500)(b)(h)	454,350	2,617,056

Security	Shares	Value

United States (continued)
Amazon.com, Inc.(g)(j)	121,207	$301,275,755
American Tower Corp.	569,690	137,306,684
Amgen, Inc.	7,764	1,810,487
Amphenol Corp., Class A	5,566	397,969
ANSYS, Inc.(g)	68,568	18,903,512
Anthem, Inc.	1,967	987,296
Apple, Inc.(j)	2,500,046	394,132,252
Applied Materials, Inc.	577,918	63,773,251
Aptiv PLC(g)	344,404	36,644,586
Archer-Daniels-Midland Co.	354,868	31,781,978
Arthur J Gallagher and Co.	1,805	304,124
Astra Space, Inc., (Acquired 08/20/21, Cost: $7,485,660)(b)(h)	748,566	2,395,411
Atlassian Corp. PLC, Class A(g)	24,985	5,617,378
AutoZone, Inc.(g)	1,009	1,973,069
AvidXchange Holdings, Inc.(g)	17,910	146,683
Baker Hughes Co.	451,914	14,018,372
Ball Corp.	25,978	2,108,374
Bank of America Corp.(j)	3,967,337	141,554,584
Bank of New York Mellon Corp.	6,712	282,307
Bath & Body Works, Inc.	327,103	17,300,478
Baxter International, Inc.	10,401	739,095
Becton Dickinson and Co.	2,809	694,357
Berkshire Hathaway, Inc., Class B(g)	7,904	2,551,648
Best Buy Co., Inc.	32,309	2,905,548
Blend Labs, Inc., Class A(e)(g)	269,644	1,162,166
Boeing Co.(g)	17,930	2,668,701
Booking Holdings, Inc.(g)	1,226	2,709,840
Boston Scientific Corp.(g)(j)	2,568,631	108,165,051
Bristol-Myers Squibb Co.	792,430	59,646,206
Brookfield Renewable Corp., Class A	6,590	236,638
Brown & Brown, Inc.	3,014	186,808
Brown-Forman Corp., Class B	79,166	5,338,955
Bunge Ltd.	413,546	46,780,324
Cadence Design Systems, Inc.(g)	128,532	19,389,052
California Resources Corp.	387,781	15,592,674
Capital One Financial Corp.	6,481	807,662
Capri Holdings Ltd.(g)	739,848	35,290,750
Catalent, Inc.(g)	3,984	360,791
CBRE Group, Inc., Class A(g)	21,250	1,764,600
CDW Corp.	2,546	415,456
Centene Corp.(g)	3,061	246,564
CF Industries Holdings, Inc.	933,170	90,358,851
Charles Schwab Corp.(j)	1,785,796	118,451,849
Charter Communications, Inc., Class A(g)	93,693	40,146,514
Chesapeake Energy Corp.	28,480	2,335,930
Citigroup, Inc.	5,387	259,707
CME Group, Inc.	72,973	16,005,898
Comcast Corp., Class A	1,482,269	58,935,015
ConocoPhillips(j)	2,313,868	221,020,671
Constellation Energy Corp.	59,561	3,526,607
Corteva, Inc.	89,553	5,166,313
Costco Wholesale Corp.	253,188	134,625,123
Crowdstrike Holdings, Inc., Class A(g)	182,829	36,339,092
Crown Castle International Corp.	19,181	3,552,513
Crown Holdings, Inc.	20,542	2,260,442
Crown PropTech Acquisitions(g)	487,104	4,856,427
Crown Proptech Acquisitions Pvt Ltd.(d)	186,720	618,043
CSX Corp.	260,117	8,932,418
Danaher Corp.	4,010	1,007,031

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Datadog, Inc., Class A(g)	117,537	$14,196,119
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $17,262,094)(h)(i)(k)	26,559,000	27,844,456
DaVita, Inc.(g)	28,652	3,105,017
Deere & Co.	50,321	18,998,694
Dell Technologies, Inc., Class C	83,552	3,927,780
Delta Air Lines, Inc.(g)	227,911	9,807,010
Devon Energy Corp.	172,760	10,049,449
DexCom, Inc.(g)	118,725	48,508,660
Dick’s Sporting Goods, Inc.	66,965	6,456,765
Diversey Holdings Ltd.(g)	2,498,387	19,337,515
DocuSign, Inc.(g)	9,120	738,720
Dominion Energy, Inc.	2,272	185,486
Domino’s Pizza, Inc.	17,714	5,987,332
Dr. Horton, Inc.	900,485	62,664,751
Duke Realty Corp.	3,359	183,905
Dynatrace, Inc.(g)	822,587	31,554,437
Edwards Lifesciences Corp.(g)	612,200	64,758,516
Electronic Arts, Inc.	23,886	2,819,742
Element Solutions, Inc.	183,943	3,792,905
Eli Lilly & Co.	1,005	293,591
Emerson Electric Co.	27,175	2,450,641
Energy Transfer LP	887,316	9,831,461
EOG Resources, Inc.	2,631	307,196
EPAM Systems, Inc.(g)	3,167	839,223
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725)(b)(d)(h)	40,843	37,983,990
EQT Corp.	3,666,753	145,753,432
Equifax, Inc.	1,303	265,187
Equity Residential	14,328	1,167,732
Essex Property Trust, Inc.	6,553	2,157,706
Excelerate Energy, Inc., Class A(e)	86,660	2,340,687
Expedia Group, Inc.(g)	81,745	14,284,939
Extra Space Storage, Inc.	13,148	2,498,120
Exxon Mobil Corp.	434,405	37,033,026
F5, Inc.(g)	227,940	38,159,435
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $40,652,984)(b)(d)(h)	599,248	40,652,984
Fastenal Co.	4,725	261,340
FedEx Corp.	15,605	3,101,338
Fidelity National Information Services, Inc.	1,511	149,816
First Republic Bank	12,081	1,802,727
Floor & Decor Holdings, Inc., Class A(g)	161,847	12,902,443
Ford Motor Co.	1,475,979	20,899,863
Fortinet, Inc.(g)	92,964	26,867,526
Fortive Corp.	1,677,489	96,455,617
Fortune Brands Home & Security, Inc.	3,269	232,916
FQT Private(d)	2,439,185	2,805,063
Freeport-McMoRan, Inc.(j)	2,212,516	89,717,524
Frontier Communications Parent, Inc.(g)	443,789	11,711,592
Gartner, Inc.(g)	3,918	1,138,375
Generac Holdings, Inc.(g)	49,318	10,819,383
General Dynamics Corp.	1,584	374,664
General Motors Co.(g)	1,416,496	53,699,363
Genuine Parts Co.	12,949	1,684,017
Gilead Sciences, Inc.	50,216	2,979,817
Gitlab, Inc., Class A(g)	1,784	85,507
Globalfoundries, Inc.(g)	296,721	15,515,541
HCA Healthcare, Inc.	11,415	2,449,088
Health Care Select Sector SPDR Fund	201,333	26,231,677

Security	Shares	Value

United States (continued)
Hess Corp.	10,708	$1,103,674
Hewlett Packard Enterprise Co.	210,851	3,249,214
Highland Transcend Partners I Corp., Class A(g)	641,909	6,329,223
Hilton Worldwide Holdings, Inc.(g)	451,346	70,089,520
Hologic, Inc.(g)	9,530	686,065
Home Depot, Inc.	327,434	98,361,174
Honeywell International, Inc.	1,252	242,275
HP, Inc.	31,372	1,149,156
Humana, Inc.	303,627	134,980,419
Huntington Ingalls Industries, Inc.	5,721	1,217,086
IDEXX Laboratories, Inc.(g)	4,214	1,814,043
iHeartMedia, Inc., Class A(g)	10,778	172,340
Informatica, Inc., Class A(e)(g)	495,177	9,636,144
Ingersoll Rand, Inc.	6,959	305,918
Intel Corp.	9,606	418,726
Intercontinental Exchange, Inc.	28,504	3,301,048
International Flavors & Fragrances, Inc.	452,182	54,849,677
Intuit, Inc.	40,585	16,994,969
Intuitive Surgical, Inc.(g)	242,977	58,144,396
Invesco Municipal Opportunity Trust	208,538	2,175,051
Invesco Municipal Trust	206,960	2,156,523
Invesco Quality Municipal Income Trust	205,405	2,127,996
Invesco Trust for Investment Grade Municipals(l)	210,256	2,281,278
Invesco Value Municipal Income Trust	175,143	2,262,848
IQVIA Holdings, Inc.(g)	40,651	8,861,511
Johnson & Johnson	537,771	97,046,155
Johnson Controls International PLC	108,852	6,516,969
JPMorgan Chase & Co.	32,438	3,871,800
Khosla Ventures Acquisition Co.(g)	549,309	5,372,242
Kinder Morgan, Inc.	223,840	4,062,696
Laboratory Corp. of America Holdings(g)	12,949	3,111,386
Lam Research Corp.	8,274	3,853,698
Latch, Inc., (Acquired 07/12/21, Cost: $5,208,540)(b)(h)	520,854	1,713,610
Lennar Corp., Class A	99,791	7,633,014
Liberty Media Acquisition Corp.(g)	1,579,349	15,888,251
Liberty Media Corp. - Liberty SiriusXM, Class A(g)	887,408	37,120,277
Liberty Media Corp. - Liberty SiriusXM, Class C(g)	1,226,248	51,355,266
Lions Gate Entertainment Corp., Class A(g)	552,092	7,447,721
Live Nation Entertainment, Inc.(g)	93,715	9,828,829
LKQ Corp.	27,871	1,383,238
Lockheed Martin Corp.	3,806	1,644,649
Loews Corp.	6,002	377,166
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652)(b)(d)(h)	175,316	1,881,141
Lowe’s Cos., Inc.	108,526	21,458,846
LyondellBasell Industries NV, Class A	461,671	48,950,976
MarketAxess Holdings, Inc.	1,073	282,854
Marriott International, Inc., Class A(g)	1,379	244,800
Marsh & McLennan Cos., Inc.	858,532	138,824,624
Masco Corp.	287,916	15,170,294
Masimo Corp.(g)	56,872	6,424,830
Mastercard, Inc., Class A	503,017	182,786,317
McDonald’s Corp.	181,366	45,189,153
Merck & Co., Inc.	33,389	2,961,270
Meta Platforms, Inc., Class A(g)	25,138	5,039,415
Mettler-Toledo International, Inc.(g)	2,975	3,800,652
MGM Resorts International	23,131	949,296

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Micron Technology, Inc.	832,630	$56,777,040
Microsoft Corp.(j)	1,740,898	483,134,013
Mid-America Apartment Communities, Inc.	1,660	326,489
Mirion Technologies, Inc., (Acquired 11/04/21, Cost: $26,727,100)(b)(h)	2,672,710	21,087,682
Mirion Technologies, Inc.(g)	270,185	2,131,760
Moderna, Inc.(g)	19,457	2,615,215
Molina Healthcare, Inc.(g)	3,959	1,240,949
Mondelez International, Inc., Class A	6,079	391,974
MongoDB, Inc.(g)	50,466	17,911,897
Moody’s Corp.	6,031	1,908,691
Morgan Stanley	850,263	68,522,695
Mosaic Co.	86,712	5,412,563
Mr. Cooper Group, Inc.(g)	106,908	4,807,653
MSCI, Inc.	3,474	1,463,422
NetApp, Inc.	18,670	1,367,577
Netflix, Inc.(g)	7,066	1,345,084
New Relic, Inc.(g)	127,653	8,076,605
Newmont Corp.	4,214	306,990
NextEra Energy, Inc.	1,490,864	105,881,161
Nielsen Holdings PLC	86,425	2,317,054
NIKE, Inc., Class B	109,678	13,676,847
NiSource, Inc.	7,994	232,785
Norfolk Southern Corp.	4,495	1,159,171
Northern Trust Corp.	13,260	1,366,443
Northrop Grumman Corp.	1,941	852,875
Nuveen Municipal Value Fund, Inc.	324,048	2,978,001
NVIDIA Corp.(j)	219,045	40,626,276
Offerpad Solutions, Inc., (Acquired 10/01/21, Cost: $7,437,940)(b)(h)	743,794	3,726,408
Okta, Inc.(g)	64,801	7,731,407
Old Dominion Freight Line, Inc.	919	257,430
Omnicom Group, Inc.	3,550	270,262
ONEOK, Inc.	81,884	5,185,714
Opendoor Technologies, Inc.(g)	744,088	5,201,175
Oracle Corp.	35,396	2,598,066
O’Reilly Automotive, Inc.(g)	23,148	14,040,419
Otis Worldwide Corp.	11,796	859,221
Palantir Technologies, Inc., Class A(g)	88,631	921,762
Palo Alto Networks, Inc.(g)	61,938	34,764,561
Park Hotels & Resorts, Inc.	134,442	2,649,852
Paycom Software, Inc.(g)	3,576	1,006,537
PayPal Holdings, Inc.(g)	5,905	519,227
Peloton Interactive, Inc., Class A(g)	628,174	11,030,735
Penn National Gaming, Inc.(g)	143,339	5,241,907
PepsiCo, Inc.	100,719	17,294,459
Pfizer, Inc.	52,257	2,564,251
Pioneer Natural Resources Co.	225,350	52,387,114
Planet Labs Inc., (Acquired 01/06/22, Cost: $5,833,600)(b)(h)	583,360	2,934,301
Playstudios, Inc., (Acquired 07/30/21, Cost: $8,313,480)(b)(h)	831,348	4,813,505
PNC Financial Services Group, Inc.	24,895	4,135,059
Procter & Gamble Co.	1,839	295,251
Project Barkley, (Acquired 02/11/22, Cost: $31,181,561)(b)(d)(h)	11,562,554	22,431,355
Prologis, Inc.	37,857	6,068,099
Proof Acquisition Corp.(d)	108,512	118,278
Public Service Enterprise Group, Inc.	29,168	2,031,843
Public Storage	971	360,727
PVH Corp.	66,933	4,871,384

Security	Shares	Value

United States (continued)
Qualcomm, Inc.	14,588	$2,037,798
Quanta Services, Inc.	2,375	275,453
Quest Diagnostics, Inc.	5,491	734,915
Raymond James Financial, Inc.	615,865	60,022,203
Raytheon Technologies Corp.	3,346	317,569
Regeneron Pharmaceuticals, Inc.(g)	31,564	20,804,148
ResMed, Inc.	100,985	20,193,970
Rocket Lab USA, Inc.(e)(g)	447,252	3,300,720
Rollins, Inc.	25,132	842,927
Rotor Acqusition Ltd.(d)	87,039	302,896
S&P Global, Inc.	64,319	24,216,103
salesforce.com, Inc.(g)	673,397	118,477,468
Samsonite International SA(b)(g)	435,900	955,303
Sarcos Tech & Robot, (Acquired 10/21/21, Cost: $35,605,660)(b)(h)	3,560,566	16,734,660
Sarcos Technology and Robotics Corp.(e)(g)	164,137	771,444
SBA Communications Corp.	15,517	5,386,106
Schlumberger NV	152,690	5,956,437
Seagen, Inc.(e)(g)	242,128	31,721,189
Sema4 Holdings Corp., (Acquired 01/24/22, Cost: $10,527,953)(b)(h)	2,124,370	4,567,395
Sema4 Holdings Corp., (Acquired 08/13/21, Cost: $5,804,730)(b)(h)	580,473	1,248,017
Sempra Energy	889,695	143,561,185
ServiceNow, Inc.(e)(g)	88,992	42,547,075
Signature Bank	587	142,201
Signet Jewelers Ltd.	175,123	12,293,635
Simon Property Group, Inc.	1,921	226,678
Skyworks Solutions, Inc.	2,224	251,979
SmartRent, Inc.(e)(g)	740,379	3,598,242
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $1,060,929)(b)(d)(h)	70,636	873,767
Snowflake, Inc., Class A(g)	14,354	2,460,850
Sonder Holdings, Inc., Class A, (Acquired 02/09/22, Cost: $7,460,055)(b)(h)	830,701	3,729,847
Sonos, Inc.(g)	337,566	7,703,256
Southwest Airlines Co.(g)	24,125	1,127,120
SPDR S&P Biotech ETF	37,238	2,749,282
Splunk, Inc.(g)	50,141	6,118,205
Starbucks Corp.	855,444	63,850,340
Starwood Property Trust, Inc.	402,651	9,212,655
State Street Corp.	4,572	306,187
Stryker Corp.	179,654	43,343,324
Sun Country Airlines, (Acquired 09/17/21, Cost: $21,728,687)(b)(h)	963,151	26,496,284
Taboola.com Ltd., (Acquired 09/02/21, Cost: $6,718,980)(b)(h)	671,898	2,895,880
Take-Two Interactive Software, Inc.(g)	1,127	134,688
Tapestry, Inc.	102,730	3,381,872
Target Corp.	9,884	2,259,977
Tenet Healthcare Corp.(g)	29,579	2,144,773
Tesla, Inc.(g)	36,726	31,979,532
Textron, Inc.	7,994	553,585
Thermo Fisher Scientific, Inc.	179,654	99,334,290
TJX Cos., Inc.	884,307	54,190,333
T-Mobile U.S., Inc.(g)	2,428	298,984
Toast, Inc., Class A(e)(g)	483,897	9,015,001
Toll Brothers, Inc.	49,482	2,294,480
TPB Acquisition Corp. I, Class A(g)	287,026	2,787,022
Tractor Supply Co.	138,003	27,800,704
TransDigm Group, Inc.(g)	24,075	14,320,051

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Travelers Cos., Inc.		5,057	$865,050
Trimble, Inc.(g)		8,071	538,336
Truist Financial Corp.		5,951	287,731
Twilio, Inc., Class A(e)(g)		19,130	2,139,117
U.S. Bancorp		193,174	9,380,529
Uber Technologies, Inc.(g)		131,530	4,140,564
UDR, Inc.		4,805	255,674
Ulta Beauty, Inc.(g)		16,621	6,595,213
Union Pacific Corp.		2,580	604,468
United Parcel Service, Inc., Class B		592,205	106,585,056
United Rentals, Inc.(g)		48,768	15,436,047
United States Steel Corp.		346,205	10,555,790
UnitedHealth Group, Inc.		468,414	238,211,940
Univar Solutions, Inc.(g)		72,162	2,101,357
Valero Energy Corp.		1,223,886	136,438,811
VeriSign, Inc.(g)		109,531	19,572,094
Verisk Analytics, Inc.		93,279	19,033,580
Verizon Communications, Inc.		149,884	6,939,629
Vertex Pharmaceuticals, Inc.(g)		5,977	1,633,036
Vertiv Holdings, (Acquired 09/15/21, Cost: $43,516,130)(b)(h)		4,351,613	54,525,711
VF Corp.		3,729	193,908
Visa, Inc., Class A		7,362	1,569,063
VMware, Inc., Class A		29,895	3,229,856
Vulcan Materials Co.		649,063	111,827,064
W R Berkley Corp.		2,638	175,401
W.W. Grainger, Inc.		410	205,012
Walmart, Inc.		393,505	60,202,330
Walt Disney Co.(g)		610,255	68,122,766
Waste Connections, Inc.		38,530	5,315,984
Waters Corp.(g)		5,620	1,702,972
WEC Energy Group, Inc.		10,115	1,012,006
Wells Fargo & Co.		354,599	15,471,154
Welltower, Inc.		16,014	1,454,231
Western Digital Corp.(g)		101,557	5,389,630
Weyerhaeuser Co.		342,293	14,109,317
Williams Cos., Inc.		6,590	225,971
Williams-Sonoma, Inc.		67,058	8,749,728
Willis Towers Watson PLC		10,278	2,208,331
WillScot Mobile Mini Holdings Corp.(g)		340,676	11,957,728
Workday, Inc., Class A(g)		24,851	5,136,702
XPO Logistics, Inc.(g)		438,292	23,575,727
Yum! Brands, Inc.		11,257	1,317,182
Zebra Technologies Corp., Class A(g)		4,563	1,686,759
Zoetis, Inc.		83,604	14,818,809
Zscaler, Inc.(g)		123,638	25,066,368

			8,333,480,703

Total Common Stocks — 56.6% (Cost: $9,671,341,946)			12,427,283,771

		Par (000)

Corporate Bonds

Australia — 0.9%
National Australia Bank Ltd., 3.38%, 01/14/26	USD	155	154,239
Oceana Australian Trust(d)
10.00%, 08/31/23	AUD	7,008	5,100,047

Security		Par (000)	Value

Australia (continued)
Oceana Australian Trust(d) (continued)
10.25%, 08/31/25	AUD	13,002	$9,611,901
Quintis Australia Pty. Ltd.(b)(d)(f)(m)
(12.00% PIK), 12.00%, 10/01/28	USD	82,685	82,684,528
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		92,389	92,389,186

			189,939,901

Bermuda(c) — 0.0%
Li & Fung Ltd.
4.38%, 10/04/24		1,920	1,860,960
4.50%, 08/18/25		760	725,230
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38		2,710	2,575,008

			5,161,198

British Virgin Islands(c) — 0.0%
HKT Capital No 6 Ltd., 3.00%, 01/18/32		3,170	2,733,650
New Metro Global Ltd., 4.50%, 05/02/26		1,568	956,480

			3,690,130

Canada — 0.1%
First Quantum Minerals Ltd., 6.88%, 10/15/27(b)		4,329	4,310,872
Rogers Communications, Inc., 2.95%, 03/15/25(b)		1,246	1,214,916
Royal Bank of Canada
0.65%, 07/29/24		175	164,481
0.75%, 10/07/24		451	423,214
1.20%, 04/27/26		85	76,695
Thomson Reuters Corp., 3.35%, 05/15/26		97	95,304
Toronto-Dominion Bank
2.35%, 03/08/24		7,002	6,897,863
2.80%, 03/10/27		179	170,318

			13,353,663

Cayman Islands — 0.1%
Agile Group Holdings Ltd., 5.50%, 04/21/25(c)		1,530	512,550
Central China Real Estate Ltd., 7.90%, 11/07/23(c)		510	196,286
China Aoyuan Group Ltd.(c)(n)
7.95%, 06/21/24		1,502	330,440
6.20%, 03/24/26		3,132	682,776
China Evergrande Group(c)(n)
8.25%, 03/23/22		2,289	276,540
10.00%, 04/11/23		1,139	126,927
China SCE Group Holdings Ltd.(c)
7.38%, 04/09/24		1,139	768,825
7.00%, 05/02/25		714	435,540
CIFI Holdings Group Co. Ltd.(c)
6.45%, 11/07/24		1,139	933,980
6.00%, 07/16/25		569	447,234
4.45%, 08/17/26		200	150,000
Fantasia Holdings Group Co. Ltd.(c)(n)
7.95%, 07/05/22		510	79,050
10.88%, 01/09/23		3,132	485,460
9.25%, 07/28/23		902	139,810
9.88%, 10/19/23		481	74,555
Hilong Holding Ltd., 9.75%, 11/18/24(c)		1,375	852,500
Jingrui Holdings Ltd., 12.00%, 07/25/22(c)		1,269	250,859
Kaisa Group Holdings Ltd.(c)(n)
10.88%, 07/23/23		1,571	329,910
9.75%, 09/28/23		1,386	278,933

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Kaisa Group Holdings Ltd.(c)(n) (continued)
11.25%, 04/16/25	USD	1,800	$376,088
Logan Group Co. Ltd., 4.50%, 01/13/28(c)		909	231,795
Melco Resorts Finance Ltd.(c)
5.25%, 04/26/26		1,247	1,086,449
5.38%, 12/04/29		2,234	1,798,370
MGM China Holdings Ltd., 5.38%, 05/15/24(c)		2,000	1,862,500
Modern Land China Co. Ltd.(c)(g)(n)
11.50%, 11/13/22		569	91,040
9.80%, 04/11/23		2,170	347,200
11.95%, 03/04/24		569	91,040
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24(c)		1,139	472,685
Redsun Properties Group Ltd., 10.50%, 10/03/22(c)		769	361,430
Ronshine China Holdings Ltd.(c)
7.35%, 12/15/23		245	46,550
6.75%, 08/05/24		200	33,000
7.10%, 01/25/25		2,778	430,590
Sable International Finance Ltd., 5.75%, 09/07/27(c)		221	217,616
Sands China Ltd., 4.38%, 06/18/30		1,500	1,279,312
Shimao Group Holdings Ltd., 3.45%, 01/11/31(c)		1,899	379,800
Shui On Development Holding Ltd., 5.50%, 03/03/25(c)		2,098	1,888,200
Sinic Holdings Group Co. Ltd.(c)(n)
8.50%, 01/24/22		490	9,800
10.50%, 06/18/22		1,188	23,760
Sunac China Holdings Ltd.(c)
6.50%, 01/10/25		594	133,650
7.00%, 07/09/25		1,900	418,000
Times China Holdings Ltd.(c)
6.75%, 07/08/25		493	219,385
5.75%, 01/14/27		1,924	779,220
Yuzhou Group Holdings Co. Ltd.(c)(n)
8.50%, 02/04/23		539	78,155
8.50%, 02/26/24		1,970	265,950
8.38%, 10/30/24		480	64,800
8.30%, 05/27/25		1,423	192,105
Zhenro Properties Group Ltd., 6.63%, 01/07/26(c)(g)(n)		363	32,670

			20,563,335

Chile — 0.0%
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		999	849,150

China — 0.1%
China Aoyuan Group Ltd.(c)(n)
7.95%, 02/19/23		2,573	564,934
6.35%, 02/08/24		801	178,123
China Evergrande Group(n)
9.50%, 10/11/22(a)		2,289	258,657
11.50%, 01/22/23(c)		2,277	258,724
China Milk Products Group Ltd., 0.00%, 01/15/49(d)(l)(n)		39,500	40
China SCE Group Holdings Ltd., 7.25%, 04/19/23(c)		478	372,840
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25(c)		569	438,130
Easy Tactic Ltd.(c) 11.75%, 08/02/23		1,908	404,615

Security		Par (000)	Value

China (continued)
Easy Tactic Ltd.(c) (continued)
8.63%, 03/05/24	USD	1,520	$313,310
Fantasia Holdings Group Co. Ltd., 11.75%, 10/17/22(a)(n)		2,110	327,050
Fortune Star BVI Ltd.(c)
6.85%, 07/02/24		732	688,080
5.00%, 05/18/26		579	500,835
Kaisa Group Holdings Ltd., 11.50%, 01/30/23(c)(n)		1,746	371,898
KWG Group Holdings Ltd., 7.40%, 03/05/24(c)		2,713	1,112,330
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(c)		1,877	1,417,135
Sunac China Holdings Ltd., 6.65%, 08/03/24(c)		1,545	347,625
Wanda Properties Overseas Ltd., 6.88%, 07/23/23(c)		325	281,531
ZhongAn Online P&C Insurance Co. Ltd., 3.50%, 03/08/26(c)		2,632	2,342,480

			10,178,337

Germany — 0.2%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(b)	EUR	18,415	16,512,873
APCOA Parking Holdings GmbH, (3 mo. EURIBOR + 5.00%), 5.00%, 01/15/27(a)(b)		9,529	9,957,121
Deutsche Bank AG, (SOFR + 1.32%), 2.55%, 01/07/28(a)	USD	1,781	1,581,525
Douglas GmbH, 6.00%, 04/08/26(b)	EUR	11,938	11,285,480
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(b)(m)		9,048	8,158,978
KME SE, 6.75%, 02/01/23(c)		4,393	4,513,110

			52,009,087

Hong Kong — 0.1%
AIA Group Ltd., (5 year CMT + 1.76%), 2.70%(a)(c)(o)	USD	3,760	3,493,040
Bank of East Asia Ltd.(a)(c)(o)
(5 year CMT + 4.26%), 5.88%		733	734,512
(5 year CMT + 5.53%), 5.83%		733	731,168
Nanyang Commercial Bank Ltd., (5 year CMT + 2.18%), 3.80%, 11/20/29(a)(c)		2,470	2,420,291
NWD MTN Ltd., 4.13%, 07/18/29(c)		1,968	1,746,969
Wanda Group Overseas Ltd., 8.88%, 03/21/23(c)		860	743,900
Yango Justice International Ltd.(n)
10.25%, 09/15/22		503	41,277
9.25%, 04/15/23(c)		1,154	80,780
7.88%, 09/04/24(c)		1,223	85,610
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(c)		1,139	1,036,490

			11,114,037

India — 0.2%
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(c)		760	750,642
Bharti Airtel Ltd., 3.25%, 06/03/31(c)		1,320	1,129,986
GMR Hyderabad International Airport Ltd.(c)
5.38%, 04/10/24		397	397,199
4.25%, 10/27/27		996	909,776
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(c)(o)		1,549	1,417,335
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(c)		3,230	3,119,574
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(c)		569	546,240
ICICI Bank Ltd./Dubai, 3.80%, 12/14/27(c)		3,840	3,712,320

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(c)	USD	3,260	$2,871,449
JSW Steel Ltd., 5.38%, 04/04/25(c)		1,391	1,370,135
Oil India Ltd., 5.13%, 02/04/29(c)		1,210	1,200,396
Power Finance Corp. Ltd.(c)
6.15%, 12/06/28		760	802,417
4.50%, 06/18/29		2,840	2,666,050
REC Ltd., 2.75%, 01/13/27(c)		2,000	1,831,700
REI Agro Ltd.(n)
5.50%, 11/13/21		44,430	368,535
5.50%, 11/13/21(c)(d)		8,271	1
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		1,721	1,613,437
ReNew Power Synthetic, 6.67%, 03/12/24(c)		569	576,219
Shriram Transport Finance Co. Ltd.(c)
5.95%, 10/24/22		1,139	1,134,729
5.10%, 07/16/23		631	616,014
4.40%, 03/13/24		703	666,093
Summit Digitel Infrastructure Pvt Ltd., 2.88%, 08/12/31(c)		2,805	2,295,416
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(c)		1,398	1,458,551

			31,454,214

Indonesia(c) — 0.1%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		1,222	1,159,507
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		1,399	1,350,189
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		1,139	1,089,169
Pertamina Persero PT, 6.00%, 05/03/42		1,500	1,514,812
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28		750	773,813
5.38%, 01/25/29		2,650	2,719,854
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		398	415,807
Theta Capital Pte. Ltd., 8.13%, 01/22/25		1,398	1,375,282

			10,398,433

Ireland — 0.0%
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		1,746	349,200

Isle of Man — 0.0%
Gohl Capital Ltd., 4.25%, 01/24/27(c)		2,310	2,128,665

Italy(b) — 0.3%
Castor SpA
6.00%, 02/15/29	EUR	2,764	2,836,337
(3 mo. EURIBOR + 5.25%), 5.25%, 02/15/29(a)		8,819	9,198,941
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 5.50%, 04/30/27(a)		21,390	20,778,207
Intesa Sanpaolo SpA, (5 year USD Swap + 5.46%), 7.70%(a)(o)	USD	3,450	3,475,875
Marcolin SpA, 6.13%, 11/15/26	EUR	10,346	10,423,362

Security		Par (000)	Value

Italy (continued)
Shiba Bidco SpA, 4.50%, 10/31/28	EUR	9,744	$9,611,272
Taurus Law 130 Securities SRL, (Acquired 12/21/21, Cost: $18,677,880), 1.78%, 05/21/26(a)(d)(h)		16,554	17,463,647

			73,787,641

Japan — 0.0%
Nissan Motor Co. Ltd., 3.52%, 09/17/25(b)	USD	1,964	1,896,238
Sumitomo Mitsui Financial Group, Inc., 2.35%, 01/15/25		1,668	1,603,942

			3,500,180

Jersey — 0.0%
Wheel Bidco Ltd., 6.75%, 07/15/26(b)	GBP	4,123	4,747,677

Luxembourg — 0.2%
EIG Pearl Holdings SARL, 3.55%, 08/31/36(c)	USD	2,975	2,632,399
FEL Energy VI SARL, 5.75%, 12/01/40(c)		295	254,062
Garfunkelux Holdco 3 SA(b)
6.75%, 11/01/25	EUR	4,916	5,062,965
7.75%, 11/01/25	GBP	8,358	10,260,163
Herens Midco SARL, 5.25%, 05/15/29(b)	EUR	12,016	10,445,257
Picard Bondco SA, 5.38%, 07/01/27(b)		8,380	8,667,210
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(b)		8,042	8,195,796

			45,517,852

Macau(c) — 0.0%
Champion Path Holdings Ltd.
4.50%, 01/27/26	USD	1,398	1,069,470
4.85%, 01/27/28		1,396	997,093
MGM China Holdings Ltd., 5.88%, 05/15/26		796	709,335
Studio City Finance Ltd., 5.00%, 01/15/29		1,884	1,284,417

			4,060,315

Malaysia(c) — 0.0%
CIMB Bank BHD, 2.13%, 07/20/27		2,800	2,583,525
Dua Capital Ltd., 2.78%, 05/11/31		2,000	1,708,640
TNB Global Ventures Capital BHD, 4.85%, 11/01/28		2,650	2,738,278

			7,030,443

Mauritius(c) — 0.0%
CA Magnum Holdings, 5.38%, 10/31/26		1,775	1,704,000
India Green Power Holdings, 4.00%, 02/22/27		1,246	1,078,787
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(o)		2,143	2,114,605
UPL Corp. Ltd.
4.63%, 06/16/30		2,990	2,714,920
(5 year CMT + 3.87%), 5.25%(a)(o)		530	490,515

			8,102,827

Mexico(b) — 0.0%
Cydsa SAB de CV, 6.25%, 10/04/27		302	284,975
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25		749	471,870

			756,845

MultiNational — 0.0%
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		6,460	6,282,350

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands — 0.1%
Cooperatieve Rabobank UA, 4.38%, 08/04/25	USD	405	$405,440
Greenko Dutch BV, 3.85%, 03/29/26(c)		3,118	2,836,998
ING Groep NV
4.63%, 01/06/26(b)		372	375,216
(1 year CMT + 1.10%), 1.40%, 07/01/26(a)(b)		163	148,652
(SOFR + 1.64%), 3.87%, 03/28/26(a)		1,085	1,072,573
LyondellBasell Industries NV, 5.75%, 04/15/24		748	773,470
Minejesa Capital BV(c)
4.63%, 08/10/30		1,900	1,710,209
5.63%, 08/10/37		1,450	1,216,006
Mondelez International Holdings Netherlands BV, 1.25%, 09/24/26(b)		124	111,561
Titan Holdings II BV, 5.13%, 07/15/29(b)	EUR	6,277	5,926,621
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	2,265	2,188,556
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		313	305,175

			17,070,477

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(b)		351	340,865

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(b)		210	181,493

Peru — 0.0%
Kallpa Generacion SA, 4.88%, 05/24/26(c)		773	747,539

Philippines — 0.0%
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(a)(c)(o)		1,015	974,400

Republic of Korea(c) — 0.0%
Hanwha Life Insurance Co., Ltd., (5 year CMT + 1.85%), 3.38%, 02/04/32(a)		600	561,144
LG Chem Ltd., 2.38%, 07/07/31		2,500	2,140,050

			2,701,194

Singapore(c) — 0.1%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28		2,796	2,754,060
BOC Aviation Ltd., 3.50%, 09/18/27		2,560	2,474,624
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27		2,990	2,928,892
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27		489	445,154
DBS Group Holdings Ltd., (5 year CMT + 1.92%), 3.30%(a)(o)		2,370	2,281,125
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(o)		1,281	1,136,727
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		2,153	2,103,039
LMIRT Capital Pte Ltd., 7.50%, 02/09/26		1,139	1,093,440
Oil India International Pte. Ltd., 4.00%, 04/21/27		760	735,918
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26		3,910	3,775,105
TML Holdings Pte. Ltd., 4.35%, 06/09/26		1,139	1,040,761

			20,768,845

South Korea(c) — 0.1%
Hanwha Life Insurance Co. Ltd., (5 year CMT + 2.00%), 4.70%(a)(o)		2,890	2,906,798
Kookmin Bank 2.50%, 11/04/30		1,710	1,455,415

Security		Par (000)	Value

South Korea (continued)
Kookmin Bank (continued)
(5 year CMT + 2.64%), 4.35%(a)(o)	USD	2,310	$2,285,890
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(o)		1,550	1,387,250
SK Hynix, Inc., 2.38%, 01/19/31		3,160	2,621,757

			10,657,110

Thailand(c) — 0.0%
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34		832	752,752
(5 year CMT + 2.15%), 3.47%, 09/23/36		1,500	1,285,763
(5 year CMT + 4.73%), 5.00%		1,512	1,470,704
GC Treasury Center Co. Ltd., 2.98%, 03/18/31		820	704,841
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)		819	755,425
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40%(a)(o)		996	915,075
Muang Thai Life Assurance PCL, (10 year CMT + 2.40%), 3.55%, 01/27/37(a)		2,350	2,168,133

			8,052,693

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/22(a)(b)(d)(f)(n)		140,850	10,394,730

United Kingdom — 0.6%
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		156	148,337
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(b)	GBP	12,036	13,553,100
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	16,262	14,788,128
Boparan Finance PLC, 7.63%, 11/30/25(c)	GBP	11,406	10,828,572
Constellation Automotive Financing PLC, 4.88%, 07/15/27(b)		3,529	3,816,286
Deuce Finco PLC, 5.50%, 06/15/27(b)		26,802	30,699,927
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24	USD	6,813	6,793,759
HSBC Holdings PLC, (SOFR + 0.71%), 0.98%, 05/24/25(a)		1,870	1,753,188
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(b)	GBP	7,442	9,404,736
Kane Bidco Ltd.(b)
5.00%, 02/15/27	EUR	6,662	6,610,119
6.50%, 02/15/27	GBP	8,008	9,317,660
Lloyds Bank PLC, 3.50%, 05/14/25	USD	402	397,470
Lloyds Banking Group PLC, 4.65%, 03/24/26		864	868,421
Market Bidco Finco PLC, 5.50%, 11/04/27(b)(i)	GBP	21,204	23,730,051
Natwest Group PLC, 5.13%, 05/28/24	USD	405	412,205
Sky PLC, 3.75%, 09/16/24(b)		263	264,232
Vedanta Resources Finance II PLC, 8.00%, 04/23/23(c)		1,048	1,001,036

			134,387,227

United States — 2.6%
AbbVie, Inc.
3.80%, 03/15/25		100	100,089
3.20%, 05/14/26		202	196,696
4.25%, 11/21/49		5,737	5,254,279
Aetna, Inc., 3.50%, 11/15/24		634	633,120
Affinity Gaming, 6.88%, 12/15/27(b)		981	918,844

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC, 3.50%, 03/15/29(b)	USD	11,309	$9,526,702
Allegiant Travel Co., 8.50%, 02/05/24(b)		19,212	19,788,360
American Express Co.
2.25%, 03/04/25		171	164,912
4.05%, 05/03/29		4,085	4,046,791
Amgen, Inc.
1.90%, 02/21/25		167	159,886
3.13%, 05/01/25		967	955,440
Amphenol Corp., 4.35%, 06/01/29		91	91,858
Anthem, Inc., 2.38%, 01/15/25		120	116,197
AT&T, Inc., 1.70%, 03/25/26		1,462	1,349,919
Avaya, Inc., 6.13%, 09/15/28(b)		5,920	5,492,300
Bank of America Corp.
3.50%, 04/19/26		199	195,311
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(a)		621	597,875
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(a)		257	254,600
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)		182	175,542
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(a)		427	415,125
(SOFR + 0.65%), 1.53%, 12/06/25(a)		385	360,885
(SOFR + 1.11%), 3.84%, 04/25/25(a)		10,415	10,404,380
(SOFR + 1.33%), 3.38%, 04/02/26(a)		2,210	2,161,984
Series N, (SOFR + 0.91%), 1.66%, 03/11/27(a)		187	169,333
Bank of New York Mellon Corp., 3.85%, 04/26/29		11,484	11,360,067
Berry Global, Inc., 4.88%, 07/15/26(b)		396	393,565
Blackstone Private Credit Fund(b)
4.70%, 03/24/25		968	954,399
2.63%, 12/15/26		194	170,041
Bristol-Myers Squibb Co., 3.25%, 02/27/27		330	326,737
Broadcom, Inc.(b)
1.95%, 02/15/28		1,280	1,107,971
4.93%, 05/15/37		2,649	2,476,418
Capital One Financial Corp., (SOFR + 1.29%), 2.64%, 03/03/26(a)		591	566,932
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		1,580	1,196,850
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		2,179	2,100,360
Charles Schwab Corp.
4.20%, 03/24/25		164	167,142
3.45%, 02/13/26		321	319,493
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.20%, 03/15/28		983	949,812
Churchill Downs, Inc., 5.50%, 04/01/27(b)		70	68,734
Cigna Corp., 1.25%, 03/15/26		270	245,249
Cisco Systems, Inc., 2.50%, 09/20/26		91	88,042
Citigroup, Inc.
3.40%, 05/01/26		68	66,272
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(a)		1,030	1,013,673
(SOFR + 0.67%), 0.98%, 05/01/25(a)		786	741,109
(SOFR + 1.53%), 3.29%, 03/17/26(a)		1,065	1,038,554
Comcast Corp.
3.95%, 10/15/25		540	546,242

Security		Par (000)	Value

United States (continued)
Comcast Corp. (continued)
3.55%, 05/01/28	USD	86	$83,558
Conagra Brands, Inc., 4.30%, 05/01/24		313	316,927
CVS Health Corp., 5.05%, 03/25/48		6,189	6,226,282
Deere & Co., 2.75%, 04/15/25		898	881,749
Dell International LLC/EMC Corp., 6.02%, 06/15/26		1,514	1,599,023
Discover Bank, 4.25%, 03/13/26		1,597	1,601,095
DISH DBS Corp., 5.25%, 12/01/26(b)		7,420	6,812,673
Earthstone Energy Holding Co., 8.00%, 04/15/27(b)		8,929	8,897,257
eBay, Inc., 1.90%, 03/11/25		180	171,375
Edison International, Series A, (5 year CMT + 4.70%), 5.38%(a)(o)		3,028	2,792,815
Equinix, Inc., 2.50%, 05/15/31		2,145	1,801,943
Federal National Mortgage Association, 3.13%, 03/24/25(b)		44	43,138
Fidelity National Information Services, Inc., 1.15%, 03/01/26		133	120,258
Fiserv, Inc., 3.20%, 07/01/26		1,406	1,361,677
Freed Corp., 10.00%, 12/02/23(d)		17,175	16,745,625
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		5,170	5,008,024
8.25%, 04/15/25		4,519	4,338,240
Freewire Tech Notes & WTS Pvt Ltd., 9.68%, 03/31/25		8,301	8,176,485
Fresh Market, Inc., 9.75%, 05/01/23(b)		3,262	3,180,450
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		4,505	4,313,538
5.00%, 05/01/28		5,269	4,808,200
6.75%, 05/01/29		8,434	7,599,877
Frontier North Inc., Series G, 6.73%, 02/15/28		5,875	5,875,000
Full House Resorts, Inc., 8.25%, 02/15/28(b)		349	345,576
GATX Corp., 3.50%, 03/15/28		124	118,996
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,331,890
General Motors Financial Co., Inc., 2.70%, 08/20/27		8,499	7,662,685
Georgia-Pacific LLC, 3.60%, 03/01/25(b)		148	148,097
Gilead Sciences, Inc., 4.75%, 03/01/46		5,473	5,419,052
Global Payments, Inc., 2.65%, 02/15/25		647	624,349
Goldman Sachs Group, Inc., (SOFR + 0.61%), 0.86%, 02/12/26(a)		234	213,637
Green Plains SPE LLC, 11.75%, 02/08/26(b)(d)		91,561	92,247,708
Greenland Global Investment Ltd.(c)
6.13%, 04/22/23		635	419,100
6.75%, 09/26/23		849	526,380
GSK Consumer Healthcare Capital US LLC, 3.02%, 03/24/24(b)		1,577	1,561,129
Homes By West Bay LLC, 9.50%, 04/30/27(d)		19,399	18,865,528
HP, Inc., 3.00%, 06/17/27		320	299,985
Humana, Inc., 1.35%, 02/03/27		106	93,616
Intel Corp., 3.40%, 03/25/25		1,602	1,603,028
JPMorgan Chase & Co.(a)
(SOFR + 0.58%), 0.97%, 06/23/25		259	243,678
(SOFR + 0.61%), 1.56%, 12/10/25		952	896,125
(SOFR + 1.32%), 4.08%, 04/26/26		6,548	6,531,391
(SOFR + 1.56%), 4.32%, 04/26/28		6,890	6,859,214
(SOFR + 1.85%), 2.08%, 04/22/26		942	885,883
Kraft Heinz Foods Co., 4.38%, 06/01/46		6,053	5,303,257
Kroger Co., 2.65%, 10/15/26		703	666,740
Lam Research Corp., 3.75%, 03/15/26		723	727,755

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(p)	USD	3,362	$2,663,548
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		915	811,138
LogMeIn, Inc., 5.50%, 09/01/27(b)		2,370	2,073,750
Lowe’s Cos., Inc.
4.00%, 04/15/25		125	126,650
3.35%, 04/01/27		3,320	3,239,210
4.25%, 04/01/52		7,108	6,387,279
Lumen Technologies, Inc., 5.13%, 12/15/26(b)		6,218	5,596,200
Magallanes, Inc.(b)
3.43%, 03/15/24		2,196	2,181,469
3.64%, 03/15/25		2,720	2,675,233
McDonald’s Corp., 3.30%, 07/01/25		226	225,243
MCM Trust, 1.00%, 01/01/59(a)(d)		15,622	15,622,429
Merck & Co., Inc., 2.75%, 02/10/25		1,625	1,607,341
Meritor, Inc., 4.50%, 12/15/28(b)		78	77,903
Metropolitan Life Global Funding I, 1.88%, 01/11/27(b)		81	74,222
Morgan Stanley
3.63%, 01/20/27		610	594,863
(SOFR + 0.53%), 0.79%, 05/30/25(a)		2,022	1,891,081
(SOFR + 0.86%), 1.51%, 07/20/27(a)		198	176,261
(SOFR + 1.16%), 3.62%, 04/17/25(a)		8,567	8,522,704
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(b)		1,282	1,120,160
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		893	866,210
5.50%, 08/15/28		4,584	4,171,440
5.13%, 12/15/30		4,013	3,490,467
New Home Co., Inc., 7.25%, 10/15/25(b)		2,144	2,026,080
Novartis Capital Corp., 3.00%, 11/20/25		147	145,737
Oncor Electric Delivery Co. LLC, 5.75%, 03/15/29		187	205,240
ONEOK Partners LP, 4.90%, 03/15/25		9,738	9,940,351
Oracle Corp.
3.40%, 07/08/24		1,059	1,055,813
2.50%, 04/01/25		209	199,308
3.95%, 03/25/51		4,968	3,773,597
Owens Corning, 3.95%, 08/15/29		401	392,154
Pacific Gas and Electric Co., 4.50%, 07/01/40		3,468	2,843,069
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		2,506	2,747,265
PepsiCo, Inc., 2.38%, 10/06/26		296	283,350
Periama Holdings LLC, 5.95%, 04/19/26(c)		1,139	1,119,068
PG&E Corp., 5.00%, 07/01/28		865	795,964
Pitney Bowes, Inc.(b)
6.88%, 03/15/27		7,658	7,077,907
7.25%, 03/15/29		6,205	5,672,487
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	1,889,313
PNC Bank NA
3.25%, 06/01/25		5,655	5,620,491
4.20%, 11/01/25		326	331,242
Principal Life Global Funding II(b)
0.75%, 04/12/24		125	118,622
1.25%, 08/16/26		116	103,943
Regions Financial Corp., 2.25%, 05/18/25		238	228,359
Ryder System, Inc., 2.50%, 09/01/24		305	296,556
Sabre GLBL, Inc., 9.25%, 04/15/25(b)		4,690	5,002,026

Security		Par (000)	Value

United States (continued)
Select Medical Corp., 6.25%, 08/15/26(b)	USD	13,256	$13,156,580
Service Properties Trust
5.00%, 08/15/22		5,600	5,576,861
4.50%, 06/15/23		1,814	1,768,650
7.50%, 09/15/25		247	246,538
Simon Property Group LP, 3.38%, 10/01/24		179	178,847
SK Battery America, Inc., 2.13%, 01/26/26(c)		3,100	2,827,572
Southern California Edison Co., Series E, 3.70%, 08/01/25		1,602	1,598,056
Stem, Inc., 0.50%, 12/01/28(b)(p)		749	480,933
Talen Energy Supply LLC(b)
7.25%, 05/15/27		3,625	3,470,938
6.63%, 01/15/28		3,044	2,880,385
7.63%, 06/01/28		2,995	2,871,456
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		10,358	10,463,755
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 5.51%, 09/30/24(a)(b)		11,008	10,764,125
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24		95	90,125
Toyota Motor Credit Corp.
1.80%, 02/13/25		517	494,667
3.05%, 03/22/27		306	297,302
TransDigm, Inc., 6.25%, 03/15/26(b)		34,664	34,490,680
Truist Bank
3.30%, 05/15/26		713	700,440
3.80%, 10/30/26		822	814,603
TWDC Enterprises 18 Corp., 3.15%, 09/17/25		202	200,013
UnitedHealth Group, Inc., 3.10%, 03/15/26		430	423,571
US Bancorp, 3.10%, 04/27/26		261	255,370
Verizon Communications, Inc., 2.63%, 08/15/26		111	105,490
VICI Properties LP/VICI Note Co., Inc.(b)
5.63%, 05/01/24		600	606,000
3.88%, 02/15/29		3,441	3,262,990
Vistra Operations Co. LLC, 5.63%, 02/15/27(b)		10,588	10,429,180
Wells Fargo & Co., (3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26(a)		3,042	2,885,610
Workday, Inc., 3.50%, 04/01/27		2,195	2,139,584
WRKCo, Inc., 4.90%, 03/15/29		167	171,606
Xerox Holdings Corp.(b)
5.00%, 08/15/25		6,354	6,099,840
5.50%, 08/15/28		3,330	2,997,000
Zayo Group Holdings, Inc., 4.00%, 03/01/27(b)		4,505	3,919,350

			578,508,958

Vietnam — 0.0%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(c)		2,785	2,485,613

Total Corporate Bonds — 5.9% (Cost: $1,662,026,858)			1,292,246,624

Floating Rate Loan Interests

Australia(a)(d) — 0.0%
Oafit A Note Upsize
1.00%, 03/28/26	AUD	10,036	7,090,936
(1 mo. LIBOR + 5.50%), 8.00%, 01/21/24		1,940	1,370,707

			8,461,643

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (EURIBOR + 4.87%), 4.42%, 06/30/22(a)	EUR	20,021	$20,276,313

Canada(a) — 0.2%
Bausch Health Companies Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.76%, 06/02/25	USD	9,872	9,812,035
Knowlton Development Corp. Inc., 2020 EUR Term Loan B, (3 mo. LIBOR + 5.00%), 5.00%, 12/21/25	EUR	23,182	24,256,932
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.00%, 06/23/22	USD	1,924	1,898,932

			35,967,899

Cayman Islands — 0.0%
Vita Global Finco Ltd., Term Loan B, (EURIBOR + 7.00%), 6.51%, 06/22/22(a)(d)	EUR	8,834	9,203,135

France — 0.1%
Babilou Group, 2021 EUR Term Loan B, (3 mo. LIBOR + 4.00%), 4.00%, 05/23/22(a)		26,693	27,869,460

Jersey — 0.0%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (SONIA CMPD + 7.00%), 7.69%, 06/23/22(a)(d)	GBP	5,301	6,581,819

Luxembourg(a) — 0.3%
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.26%, 05/05/28	USD	16,500	16,466,663
Luxembourg Life Fund(d)
2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 10.26%, 06/30/22		14,732	14,621,718
2021 Term Loan, (LIBOR + 9.25%), 10.26%, 06/30/22		16,777	16,735,058
Pronovias SL
EUR Term Loan B1, (3 mo. LIBOR + 4.50%), 4.50%, 05/10/22	EUR	7,864	5,734,414
EUR Term Loan B3, (3 mo. LIBOR + 4.50%), 4.50%, 05/10/22		19,852	14,477,046

			68,034,899

Netherlands(a) — 0.3%
Median BV, 2021 EUR Term Loan B, (EURIBOR + 5.00%), 5.00%, 06/30/22		14,250	14,826,336
Ziggo BV, 2019 EUR Term Loan H, (6 mo. LIBOR + 3.00%), 3.00%, 01/31/29		39,843	40,333,679

			55,160,015

Spain — 0.1%
Challenger, EUR Term Loan, (EURIBOR + 2.75%), 2.75%, 05/19/22(a)(d)		23,328	24,548,775

United Kingdom(a) — 0.2%
Constellation Automative Ltd., (SONIA + 7.50%), 8.19%, 08/30/22	GBP	4,151	5,092,473
Mercia(d)
(3 mo. LIBOR + 2.40%), 2.99%, 05/25/22		10,564	13,284,206
(SONIA CMPD + 2.40%), 2.99%, 05/25/22		19,526	24,552,476

			42,929,155

Security		Par (000)	Value

United States — 2.6%
ACProducts, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 4.75%, 05/17/28(a)(d)	USD	7,892	$6,550,348
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.75%), 5.50%, 02/01/26(a)		9,187	9,041,930
Altar Bidco, Inc., 2021 Term Loan, (SOFR + 3.35%), 3.85%, 05/03/22(a)(i)		12,600	12,417,300
American Auto Auction Group, LLC, 2021 Term Loan B, (SOFR + 5.00%), 5.80%, 06/30/22(a)		11,006	10,786,287
American Rock Salt Company LLC, 2021 Term Loan, (1 mo. LIBOR + 4.00%), 4.76%, 06/11/28(a)		1,596	1,579,621
Avaya, Inc.(a)
2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.80%, 05/16/22.		4,157	4,088,957
2021 Term Loan B2, (1 mo. LIBOR + 4.00%), 4.55%, 05/16/22		3,155	3,102,406
Change Healthcare Holdings, LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24(a)		2,236	2,230,532
City Brewing Co. LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%), 4.47%, 04/05/28(a)		2,670	2,492,262
CML Hyatt Lost Pines, Term Loan, (1 mo. LIBOR + 3.43%), 3.92%, 05/10/22(a)(d)		16,300	16,218,500
CML La Quinta Resort, Term Loan, (1 mo. LIBOR + 3.00%), 3.39%, 05/16/22(a)(d)(i)		15,500	15,500,000
CML Lake Tahoe Resort Hotel, Term Loan, (1 mo. LIBOR + 2.90%), 3.02%, 05/11/22(a)(d)		7,840	7,840,452
CML Paradise Plaza, Term Loan, (3 mo. LIBOR + 3.60%), 4.53%, 06/21/22(a)(d)(i)		14,450	14,264,993
CML ST Regis Aspen, Term Loan, 02/09/27(a)(d)(i)(q)		16,508	16,265,303
CML Trigrams, Term Loan, 09/15/24(a)(d)(i)(q)		68,117	56,579,245
Cypher Bidco, (EURIBOR + 4.50%), 4.50%, 10/25/22(a)(d)	EUR	19,970	19,935,960
Davis-Standard, LLC, Term Loan, (3 mo. LIBOR + 5.75%), 6.76%, 06/30/22(a)(d)	USD	5,817	5,642,842
Digital Room Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 12/21/28(a)		3,632	3,552,096
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%), 5.76%, 08/02/27(a)		6,154	6,122,625
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.26%, 05/31/22(a)		6,457	6,435,702
Emerald Technologies (U.S.) Acquisitionco, Inc, Term Loan, (SOFR + 6.25%, 1.00% Floor), 7.25%, 06/30/22(a)		4,381	4,233,141
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.06%, 05/31/22(a)		3,189	3,164,664
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.81%, 05/01/28(a)		8,530	8,373,298
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 05/14/22(a)(d)(i)		18,829	18,452,857
Gores Metropoulos II, Inc., 0.00%, 01/19/27(d)(l)		19,714	18,531,160

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
GoTo Group, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 5.30%, 08/31/27(a)	USD	12,529	$12,020,505
Green Plains Operating Company LLC, Term Loan, (3 mo. LIBOR + 5.00%), 6.24%, 07/29/22(a)(d)		15,919	16,038,392
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 2.37%, 06/22/26(a)		19,245	19,004,515
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%), 6.50%, 05/31/22(a)(d)		2,745	2,649,041
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.56%, 10/12/28(a)		10,125	9,963,607
J&J Ventures Gaming LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.76%, 04/26/28(a)		4,135	4,088,108
Jack Ohio Finance LLC, (1 mo. LIBOR + 4.75%), 5.51%, 10/04/28(a)(d)		2,133	2,095,334
Jo-Ann Stores, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.75%), 5.96%, 07/07/28(a)		7,260	6,083,817
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.51%, 12/18/27(a)		14,987	14,112,751
LSF11 A5 Holdco LLC, Term Loan, (SOFR + 3.50%), 4.31%, 10/15/28(a)		1,014	996,181
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 05/31/22(a)		3,544	3,473,306
MetroNet Systems Holdings, LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 06/02/28(a)		2,698	2,671,277
Michaels Cos., Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 5.26%, 04/15/28(a)		1,401	1,273,996
MKS Instruments, Inc., 2022 Term Loan B, 04/08/29(a)(i)(q)		7,862	7,822,690
Naked Juice LLC, 2nd Lien Term Loan, (SOFR + 6.00%), 6.65%, 06/30/22(a)		523	519,077
Opendoor GP II LLC, Term Loan, (3 mo. LIBOR + 10.00%), 10.00%, 07/14/22(a)(d)		42,036	40,774,773
OVG Business Services LLC, Initial Term Loan, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 05/23/22(a)		7,213	6,960,545
Pacific Gas & Electric Co., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.81%, 06/23/25(a)		5,966	5,880,374
Profrac Services LLC, 9.00%, 03/04/25(a)(d)		9,904	9,705,920
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%), 4.01%, 03/10/28(a)		11,213	11,088,391
Redstone Holdco 2 LP(a)
2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%), 8.97%, 04/27/29		6,772	6,203,423
2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.93%, 04/27/28		12,416	11,907,315
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%), 4.75%, 03/16/27(a)		5,809	5,608,217
Sheraton Austin, CML Term Loan, (3 mo. LIBOR + 3.48%), 3.94%, 05/25/22(a)(d)(i)		18,180	17,970,969
Signal Parent, Inc, Term Loan B, (1 mo. LIBOR + 3.50%), 4.26%, 04/01/28(a)		8,694	7,417,081

Security		Par (000)		Value

United States (continued)
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 06/08/28(a)	USD	1,257		$1,244,689
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 10/06/28(a)		2,444		2,259,185
Starwood Property Trust, Inc., (3 mo. LIBOR + 3.05%), 4.05%, 06/30/22(a)(d)(i)		19,000		18,652,680
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%), 5.01%, 05/31/22(a)		12,224		12,157,248
Univision Communications, Inc.(a)
2021 First Lien Term Loan B, (1 mo. LIBOR + 3.25%), 4.01%, 05/31/22		2,853		2,826,701
2022 Term Loan B, (1 mo. LIBOR + 3.25%), 4.01%, 07/07/28.		2,005		1,977,431
Vaco Holdings LLC, 2022 Term Loan, (SOFR + 5.00%), 5.80%, 06/30/22(a)		4,314		4,303,402
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.76%, 02/28/27(a)		5,923		5,859,558
Western Digital Corp., 2018 Term Loan B4, 04/29/23(a)(q)		—	(r)	2
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 6.25%, 10/19/27(a)		11,142		10,867,029

				559,880,011

Total Floating Rate Loan Interests — 3.9% (Cost: $898,977,441)				858,913,124

Foreign Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751		1,196,466
0.75%, 07/09/30(s)		35,805		11,242,845
1.50%, 07/09/35(s)		44,033		12,483,547
3.88%, 01/09/38(s)		14,865		5,314,137

				30,236,995

Austria — 0.1%
Republic of Austria Government Bond, 2.10%, September 20, 2117(b)(c)	EUR	15,700		16,904,308

Brazil — 0.4%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(l)	BRL	591,234		92,907,611

Canada — 0.5%
Canadian Government Bond, 0.25%, 03/01/26	CAD	142,065		100,632,647

China — 0.3%
China Government Bond, 2.68%, 05/21/30	CNY	448,170		66,351,872

Indonesia(c) — 0.0%
Indonesia Government International Bond
8.50%, 10/12/35	USD	750		999,984
6.63%, 02/17/37		968		1,110,356

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
Indonesia Government International Bond (continued)
7.75%, 01/17/38	USD	950	$1,198,366
Perusahaan Penerbit SBSN Indonesia III, 4.45%, 02/20/29		3,000	3,082,125

			6,390,831

Mongolia(c) — 0.0%
Mongolia Government International Bond
5.13%, 04/07/26		489	457,269
3.50%, 07/07/27		1,000	862,500

			1,319,769

Morocco — 0.0%
Morocco Government International Bond, 4.00%, 12/15/50(c)		226	155,940

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(b)		291	276,450

Philippines — 0.0%
Philippine Government International Bond
6.38%, 01/15/32		2,000	2,300,220
6.38%, 10/23/34		700	810,327

			3,110,547

Spain — 0.3%
Spain Government Bond, 3.45%, 07/30/66(b)(c)	EUR	46,272	55,976,744

Total Foreign Agency Obligations — 1.7% (Cost: $446,864,644)			374,263,714

	Shares

Investment Companies

United States — 0.8%
Industrial Select Sector SPDR Fund	112,009	10,656,536
iShares Biotechnology ETF(f)	19,698	2,297,772
iShares China Large-Cap ETF(f)	363,056	11,232,953
iShares iBoxx $ High Yield Corporate Bond ETF(e)(f)	1,361	106,879
iShares iBoxx $ Investment Grade Corporate Bond ETF(e)(f)	27,149	3,056,977
iShares Latin America 40 ETF(f)	371,046	9,684,301
iShares MSCI Brazil ETF(e)(f)	436,853	14,315,673
iShares MSCI Emerging Markets ETF(f)	56,435	2,391,715
KraneShares Bosera MSCI China A ETF, Class A	171,614	5,810,507
KraneShares CSI China Internet ETF	1,217,960	34,431,729
SPDR Bloomberg Barclays High Yield Bond ETF(e)	29,407	2,870,417
SPDR Gold Shares(g)(j)(k)	274,365	48,537,912

Security	Shares	Value

United States (continued)
United States Oil Fund LP(e)(g)(k)	97,467	$16,448,969
VanEck Semiconductor ETF(e)	29,977	6,890,214

Total Investment Companies — 0.8% (Cost: $175,254,627)		168,732,554

		Par (000)

Non-Agency Mortgage-Backed Securities

United States — 3.5%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(a)(b)	USD	4,330	4,117,523
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1 mo. LIBOR US + 3.10%), 3.65%, 04/15/34(a)(b)		5,222	5,081,144
Arbor Multifamily Mortgage Securities Trust, Series E, Class MF1, 1.75%, 05/15/53(b)		1,650	1,174,224
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.72%, 04/14/33(a)(b)		730	699,567
Bank
Series 2017-BNK8, Class B, 4.06%, 11/15/50(a)		1,551	1,494,576
Series 2017-BNK9, Class A4, 3.54%, 11/15/54		1,990	1,944,820
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1 mo. LIBOR US + 1.05%), 1.72%, 11/25/35		383	348,138
Series 2006-3A, Class M1, (1 mo. LIBOR US + 0.34%), 1.18%, 10/25/36		448	423,352
BBCMS Mortgage Trust(a)(b)
Series 2017-DELC, Class E, (1 mo. LIBOR US + 2.50%), 3.05%, 08/15/36		1,677	1,632,661
Series 2018-TALL, Class C, (1 mo. LIBOR US + 1.12%), 1.68%, 03/15/37		4,880	4,596,371
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.65%, 04/15/36		4,655	4,512,531
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.90%, 04/15/36		5,803	5,627,143
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 2.15%, 04/15/36		5,329	5,167,503
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.65%, 04/15/36		4,614	4,466,792
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 3.45%, 04/15/36		4,410	4,239,630
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 4.35%, 04/15/36		4,993	4,803,439
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 5.46%, 04/15/36		3,541	3,409,644
Benchmark Mortgage Trust
Series 2021-B23, Class XA, 1.38%, 02/15/54(a)		54,885	4,385,010

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Benchmark Mortgage Trust (continued)
Series 2021-B25, Class A5, 2.58%, 04/15/54	USD	5,050	$4,520,057
BHMS(a)(b)
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.80%, 07/15/35		6,720	6,642,532
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 2.45%, 07/15/35		1,583	1,531,364
Boca Commercial Mortgage Trust, 2.27%, 05/15/39(a)(b)(i)		2,411	2,407,498
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,536,167
BX Commercial Mortgage Trust(b)
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.88%, 03/15/37(a)		1,181	1,159,995
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.51%, 03/15/37(a)		8,016	7,864,913
Series 2018-BIOA, Class F, (1 mo. LIBOR US + 2.47%), 3.03%, 03/15/37(a)		7,017	6,841,347
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.85%, 10/15/36(a)		8,011	7,830,432
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 3.20%, 10/15/36(a)		13,304	12,986,069
Series 2020-VIV4, Class A, 2.84%, 03/09/44 .		1,425	1,294,058
Series 2020-VKNG, Class G, (1 mo. LIBOR US + 3.25%), 3.80%, 10/15/37(a)		1,168	1,131,246
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 2.73%, 10/15/36(a)		14,735	14,210,680
Series 2021-CIP, Class E, (1 mo. LIBOR US + 2.82%), 3.37%, 12/15/38(a)		13,130	12,637,131
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 1.46%, 02/15/33(a)(d)		22,496	22,046,080
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.70%, 02/15/33(a)(d)		13,191	12,927,180
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.80%, 02/15/33(a)(d)		8,710	8,535,800
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 3.36%, 06/15/38(a)		17,100	16,339,501
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 3.36%, 05/15/38(a)		12,592	12,055,916
Series 2021-XL2, Class F, (1 mo. LIBOR US + 2.24%), 2.80%, 10/15/38(a)		15,609	15,091,972
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	7,511,010
Series 2019-OC11, Class E, 4.08%, 12/09/41.		11,784	10,064,647
Series 2021-ARIA, Class E, (1 mo. LIBOR US + 2.24%), 2.80%, 10/15/36		9,187	8,922,112
Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 2.80%, 01/15/34		3,160	3,068,927
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 3.55%, 01/15/34		4,900	4,703,867
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.70%, 12/15/37(a)(b)		2,181	2,138,508
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	823,850
CFCRE Commercial Mortgage Trust(b)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,060	1,059,020

Security		Par (000)	Value

United States (continued)
CFCRE Commercial Mortgage Trust(b) (continued)
Series 2018-TAN, Class E, 6.66%, 02/15/33(a)	USD	1,178	$1,172,910
Citigroup COmmercial Mortgage Trust, Series 2018-C6, Class A4, 4.41%, 11/10/51		2,000	2,043,283
COMM Mortgage Trust
Series 2014-CR17, Class C, 4.95%, 05/10/47(a)		1,366	1,351,038
Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,956	3,926,602
Connecticut Avenue Securities Trust(a)(b)
Series 2021-R01, Class 1B1, (30 day SOFR + 3.10%), 3.39%, 10/25/41		4,028	3,773,257
Series 2022-R01, Class 1B1, (30 day SOFR + 3.15%), 3.44%, 12/25/41		1,823	1,695,293
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 2.90%, 12/15/31(a)(b)		1,606	1,541,569
Credit Suisse Mortgage Capital Certificates(a)(b)
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.78%, 05/15/36		1,765	1,750,649
Series 2019-ICE4, Class C, (1 mo. LIBOR US + 1.43%), 1.98%, 05/15/36		1,829	1,809,539
Series 2019-ICE4, Class D, (1 mo. LIBOR US + 1.60%), 2.15%, 05/15/36		5,897	5,826,559
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.70%, 05/15/36		5,411	5,305,633
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 3.20%, 05/15/36		8,135	7,970,677
CSAIL Commercial Mortgage Trust
Series 2020-C19, Class A3, 2.56%, 03/15/53 .		11,759	10,473,817
Series C, Class C5, 4.80%, 11/15/48(a)		1,260	1,211,875
CSMC NET, Series 2020-NET, Class A, 2.26%, 08/15/37(b)		3,951	3,707,662
CSMC-FACT, Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 5.42%, 10/15/37(a)(b)		1,935	1,931,592
DBGS Mortgage Trust(a)(b)
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.79%, 05/15/35		1,865	1,834,840
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 2.49%, 05/15/35		7,767	7,548,527
DBWF Mortgage Trust(a)(b)
Series 2018-GLKS, Class B, (1 mo. LIBOR US + 1.35%), 1.90%, 12/19/30		2,175	2,130,985
Series 2018-GLKS, Class C, (1 mo. LIBOR US + 1.75%), 2.30%, 12/19/30		1,650	1,608,667
ELP Commercial Mortgage Trust, Series 2021- ELP, Class F, (1 mo. LIBOR US + 2.67%), 3.22%, 11/15/38(a)(b)		6,593	6,345,404
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.81%, 07/15/38		15,306	15,029,485
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 3.41%, 07/15/38		9,909	9,699,284
Freddie Mac(a)(b)
Series 2021-DNA2, Class B1, (30 day SOFR + 3.40%), 3.69%, 08/25/33		2,381	2,247,696

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Freddie Mac(a)(b) (continued)
Series 2021-DNA2, Class B2, (30 day SOFR + 6.00%), 6.29%, 08/25/33	USD	2,151	$2,045,444
Series 2021-DNA6, Class B1, (30 day SOFR + 3.40%), 3.69%, 10/25/41		6,839	6,415,110
Series 2021-DNA7, Class B1, (30 day SOFR + 3.65%), 3.94%, 11/25/41		6,782	6,323,219
Series 2021-HQA1, Class B1, (30 day SOFR + 3.00%), 3.29%, 08/25/33		4,104	3,652,686
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.29%, 08/25/33		2,457	2,146,278
Freddie Mac STACR REMIC Trust(a)(b)
Series 2021-DNA3, Class B1, (30 day SOFR + 3.50%), 3.79%, 10/25/33		5,537	5,227,217
Series 2022-DNA1, Class B1, (30 day SOFR + 3.40%), 3.69%, 01/25/42		2,121	1,931,878
GCT Commercial Mortgage Trust, Class D, (1 mo. LIBOR US + 2.35%), 2.90%, 02/15/38(a)(b)		810	789,073
GS Mortgage Securities Corp., Series 2021-DM, Class E, (1 mo. LIBOR US + 2.94%), 3.49%, 11/15/36(a)(b)		12,756	12,396,081
GS Mortgage Securities Corp. II, Series 2021- ROSS, Class A, (1 mo. LIBOR US + 1.15%), 1.71%, 05/15/26(a)(b)		1,480	1,451,722
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	3,951,889
Series 2020-GSA2, Class XA, 1.85%, 12/12/53(a)(b)		2,203	236,375
Hudson Yards Mortgage Trust, Series 2016- 10HY, Class E, 3.08%, 08/10/38(a)(b)		897	818,563
JP Morgan Chase Commercial Mortgage Securities Trust(b)
Class C, 3.56%, 01/05/39(a)		3,082	2,825,522
Series 2018-WPT, Class DFL, (1 mo. LIBOR US + 2.50%), 2.94%, 07/05/33(a)		1,253	1,242,468
Series 2018-WPT, Class DFX, 5.35%, 07/05/33		2,168	2,173,979
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.55%, 07/15/36(a)		6,311	6,083,022
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 3.00%, 04/15/38(a)		7,630	7,381,496
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.95%), 3.50%, 04/15/38(a)		8,020	7,738,717
JP Morgan Mortgage Trust(a)(b)
Class A2A, 2.50%, 12/25/51		74,662	65,892,161
Class A3A, 2.50%, 02/25/52		29,695	26,617,915
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	8,421,555
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	4,297,880
Life Mortgage Trust, Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 2.90%, 03/15/38(a)(b)		14,958	14,359,469
LUXE Trust, Series 2021-TRIP, Class E, (1 mo. LIBOR US + 2.75%), 3.30%, 10/15/38(a)(b)		1,215	1,185,756

Security		Par (000)	Value

United States (continued)
MCM Trust, 3.00%, 08/25/28(d)	USD	6,479	$4,368,419
MED Trust(a)(b)
Class F, (1 mo. LIBOR US + 4.00%), 4.56%, 11/15/38		16,410	15,957,948
Class G, (1 mo. LIBOR US + 5.25%), 5.81%, 11/15/38		17,632	17,159,378
MF1 Ltd., Series 2021-W10, Class F, (SOFR + 3.37%), 3.88%, 12/15/34(a)(b)		8,512	8,506,144
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 2.65%, 04/15/38		15,980	15,500,106
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 3.15%, 04/15/38		12,280	11,849,658
MHP 2021-STOR, Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 3.30%, 07/15/38(a)(b)		3,936	3,778,299
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.49%, 05/15/48(a)		647	618,865
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,354,862
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		2,110	2,091,202
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,571,967
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1 mo. LIBOR US + 3.35%), 3.91%, 07/15/38(a)(b)		1,881	1,804,704
Rial 2022 FL8 Issuer Ltd., 1.00%, 01/19/37(a)(b)(i)		7,597	7,597,000
SREIT Trust 2021-MFP, Series 2021-MFP, Class F, (1 mo. LIBOR US + 2.62%), 3.18%, 11/15/38(a)(b)		9,828	9,558,841
SREIT Trust 2021-MFP2, Series 2021-MFP2, Class F, (1 mo. LIBOR US + 2.62%), 3.17%, 11/15/36(a)(b)		4,565	4,422,359
STWD Trust, Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 2.48%, 07/15/36(a)(b)		3,290	3,141,699
TPGI Trust, Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 3.55%, 06/15/26(a)(b)		3,599	3,454,332
TVC DSCR(d)
0.00%, 02/01/51		25,362	25,361,555
0.00%, 02/01/51(l)		6,340	7,755,565
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	1,078,134
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.22%, 08/10/49(a)(b)		1,766	1,760,460
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(b)		2,150	1,972,884
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,190,672
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,227,224
Series 2017-C41, Class B, 4.19%, 11/15/50		3,149	2,926,273
Series 2018-1745, Class A, 3.87%, 06/15/36(b)		2,162	2,069,459
Series 2020-C58, Class XA, 2.00%, 07/15/53		31,592	3,628,741

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Wells Fargo Commercial Mortgage Trust(a) (continued)
Series 2021-C59, Class XA, 1.68%, 04/15/54	USD	25,070	$2,426,969
Western Alliance Bank, 6.47%, 12/28/24(a)(b)		33,610	33,580,833

Total Non-Agency Mortgage-Backed Securities — 3.5% (Cost: $809,610,937)			768,262,817

		Benefical Interest (000)

Other Interests

Canada — 0.1%
Sprott Private Resource Streaming and Royalty LP(d)	USD	21,280	27,182,620

Total Other Interests — 0.1% (Cost: $21,471,327)			27,182,620

		Par (000)

Preferred Securities

Capital Trusts — 0.1%(a)

Colombia — 0.0%
Banco Davivienda SA, 6.65%(b)(o)	USD	301	268,793

Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(c)(o)		1,395	1,357,771

Thailand(c)(o) — 0.0%
Kasikornbank PCL, 5.28%		1,500	1,463,438
TMBThanachart Bank PCL, 4.90%		1,396	1,336,059

			2,799,497

United Kingdom — 0.0%
Vodafone Group PLC, 4.13%, 06/04/81		3,899	3,369,009

United States — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(o)		2,573	2,511,891
NWD Finance BVI Ltd., 4.13%(c)(o)		1,356	1,220,400
Prudential Financial, Inc.
5.63%, 06/15/43		5,623	5,622,269
5.88%, 09/15/42		8,044	8,023,890
USB Capital IX, 3.50%(o)		3,935	3,042,519
Vistra Corp., 7.00%(b)(o)		2,990	2,907,775

			23,328,744

			31,123,814

		Shares

Preferred Stocks — 2.9%

Brazil — 0.1%
Neon Payments Ltd.(d)		39,435	23,231,947
Petroleo Brasileiro SA, Preference Shares		624,296	3,823,599

			27,055,546

Security	Shares	Value

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares	16,091	$1,033,224
Porsche Automobil Holding SE, Preference Shares	101,347	8,359,090
Volkswagen AG, Preference Shares	54,839	8,492,720
Volocopter GMBH, (Acquired 03/03/21, Cost: $22,418,516)(b)(d)(h)	4,218	23,484,649

		41,369,683

India — 0.1%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(b)(d)(h)	4,047	18,860,500

Sweden — 0.0%
Volta(d)	30,817	3,385,958

United Kingdom — 0.1%
10x Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $24,142,699)(b)(d)(h)	637,808	13,658,263

United States — 2.4%
Aptiv PLC, Series A, 5.50%, 06/15/23(p)	132,372	16,362,503
Becton Dickinson and Co., Series B, 6.00%, 06/01/23(p)	509,265	26,028,534
Boston Scientific Corp., Series A, 5.50%, 06/01/23(p)	88,689	10,008,554
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $17,069,096)(b)(d)(h)	31,603	16,674,375
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $34,233,056)(b)(d)(h)	312,419	48,069,869
Caresyntax, Inc.(d)	39,141	4,406,885
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)(e)(p)	34,289	37,480,620
Cruise, Series G, (Acquired 03/25/21, Cost: $9,841,593)(b)(d)(h)	373,495	8,287,854
Databricks, Inc.(b)(d)(h)
Series F, (Acquired 10/22/19, Cost: $11,769,837)	274,046	53,737,680
Series G, (Acquired 02/01/21, Cost: $13,141,188)	74,090	14,528,308
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $11,638,040)(b)(d)(h)	1,914,819	11,067,654
Dream Finders Homes, Inc.(d)	38,156	37,440,575
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(b)(d)(h)	1,423,565	6,776,169
Farmer’s Business Network, Inc.(b)(d)(h)
(Acquired 09/15/21, Cost: $2,533,428)	40,758	2,209,084
Series F, (Acquired 07/31/20, Cost: $8,907,002)	269,447	14,604,027
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $11,778,091)(b)(d)(h)	6,458,349	37,200,090
JumpCloud, Inc., (Acquired 09/03/21, Cost: $2,543,928)(b)(d)(h)	424,788	2,446,779
Lessen, Inc., Series B(d)	841,086	7,115,588
Loadsmart Inc., (Acquired 01/27/22, Cost: $2,628,040)(b)(d)(h)	131,402	2,402,029
Loadsmart, Inc., Series C, (Acquired 10/05/20, Cost: $10,694,460)(b)(d)(h)	1,250,814	22,864,880
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(b)(d)(h)	4,459,883	47,854,545

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $7,559,970)(b)(d)(h)	329,191	$6,205,250
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,221)(b)(d)(h)	892,159	5,236,973
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $9,816,152)(b)(d)(h)	1,099,886	8,359,134
PsiQuantum Corp., Series C, (Acquired 05/21/21, Cost: $5,269,814)(b)(d)(h)	200,937	5,150,015
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(b)(d)(h)	399,649	7,980,991
SambaNova Systems, Inc.(b)(d)(h)
Series C, (Acquired 02/19/20, Cost: $11,739,902)	220,503	21,115,367
Series D, (Acquired 04/09/21, Cost: $6,878,356)	72,390	6,932,066
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(b)(d)(h)	252,991	3,129,499
Ursa Major Technologies, Inc., (Acquired 09/13/21, Cost: $9,742,600)(b)(d)(h)	1,633,349	7,840,075
Verge Genomics, (Acquired 11/05/21, Cost: $9,084,160)(b)(d)(h)	1,705,369	8,697,382
Zero Mass Water, Inc., Series C-1, (Acquired 05/07/20, Cost: $8,796,956)(b)(d)(h)	558,055	15,614,379

		523,827,733

		628,157,683

Trust Preferreds — 0.1%

United States — 0.1%
Citigroup Capital XIII, 7.70%, 10/30/40(a)	629,905	17,076,725
Wells Fargo & Co., Series L, 7.50%(o)(p)	5,825	7,056,929

		24,133,654

Total Preferred Securities — 3.1% (Cost: $582,022,172)		683,415,151

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.0%
Uniform Mortgage-Backed Securities, Series 2020-DNA6, Class B1, (30 day SOFR + 3.00%), 3.29%, 12/25/50(a)(b)	USD	2,200	2,040,629

Mortgage-Backed Securities — 0.1%
Freddie Mac, Series K116, Class X1, 1.53%, 07/25/30(a)		7,777	715,701
Freddie Mac Structured Pass-Through Certificates(a)
Series K105, Class X1, 1.64%, 01/25/30		35,984	3,449,199
Series K109, Class X1, 1.70%, 04/25/30		15,146	1,519,879
Series K110, Class X1, 1.81%, 04/25/30		8,667	919,684
Series K120, Class X1, 1.13%, 10/25/30		50,275	3,470,247
Uniform Mortgage-Backed Securities
1.36%, 12/25/29		8,414	642,033

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed
Securities (continued)
Class A2, 3.87%, 09/25/30(a)(d)	USD	1,945	$2,062,614
Series KW09, Class X1, 0.94%, 05/25/29(a)		58,217	2,591,709

			15,371,066

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $18,773,756)			17,411,695

U.S. Treasury Obligations
U.S. Treasury Bonds
1.75%, 08/15/41		49,807	39,456,245
2.38%, 02/15/42		31,131	27,507,157
2.25%, 02/15/52(t)		165,072	141,729,444
U.S. Treasury Notes, 1.88%, 02/15/32(t)		66,037	60,300,401

Total U.S. Treasury Obligations — 1.2% (Cost: $281,529,230)			268,993,247

	Shares

Warrants

Israel — 0.0%
Innovid Corp., (Expires: 11/30/26)(g)	49,253	42,358

Switzerland — 0.0%
Cie Financiere Richemont SA, (Expires: 11/22/23)(g)	4,654	3,301

United Kingdom — 0.0%
Genius Sports Ltd., (Expires: 12/31/28)(g)	157,776	118,316

United States — 0.1%
Altus Power, Inc., (Expires: 12/31/27)(g)	69,059	80,109
Cano Health, Inc., (Expires: 06/03/26)(g)	268,681	292,862
Crown Proptech Acquisitions Pvt Ltd., (Expires: 02/01/26)(d)(g)	271,336	86,828
Embark Technology, Inc., (Expires: 12/31/27)(g)	126,570	142,391
EVgo, Inc., (Expires: 09/15/25)(g)	146,070	314,051
Gores Holdings VIII, Inc. Class A, (Expires: 12/31/27)(g)	49,055	46,023
GPRE, (Expires: 02/08/26)(g)	1,464,976	23,060,890
Highland Transcend Partners I Corp., (Expires: 12/31/27)(g)	213,969	59,954
Hippo Holdings, Inc., (Expires: 07/30/26)(g)	123,393	41,954
Latch, Inc., (Expires: 06/04/26)(e)(g)	111,795	57,552
Lightning eMotors, Inc., (Expires: 05/18/25)	292,348	227,157
Offerpad Solutions, Inc., (Expires: 09/01/26)(g)	226,443	178,867
Proof Acquisition Corp.(d)(g)	271,282	46,118
Rotor Acqusition Ltd.	92,406	67,456
Sarcos Technology and Robotics Corp., Class A, (Expires: 06/15/27)(g)	254,485	190,864
Sonder, (Expires: 11/19/26)(d)	295,710	130,112
TPB Acquisition Corp. I, Class A, (Expires: 02/19/23)(g)	95,675	33,496

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
TPG Pace Beneficial Finance Corp., Class A, (Expires: 10/09/27)(g)	65,280	$35,904
Volta, Inc., Series C, (Expires: 08/26/26)(g)	150,460	97,679

		25,190,267

Total Warrants — 0.1% (Cost: $5,899,800)		25,354,242

Total Long-Term Investments — 78.8% (Cost: $14,984,826,914)		17,301,503,998

Short-Term Securities

		Par (000)

Foreign Agency Obligations — 2.9%
Japan Treasury Discount Bills(u)
(0.15%), 07/25/22(i)	JPY	28,089,100	216,513,179
Series 1062, , , (0.09), 06/06/22		53,647,350	413,439,364

			629,952,543

		Shares

Money Market Funds — 19.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(f)(v)		4,077,927,563	4,077,927,563
SL Liquidity Series, LLC, Money Market Series, 0.47%(f)(v)		174,319,310	174,301,878

			4,252,229,441

		Par (000)

Time Deposits — 0.1%

Australia — 0.0%
Brown Brothers Harriman & Co., (0.10%), 05/02/22.	AUD	6,335	4,475,994

Canada — 0.0%
Royal Bank of Canada, 0.09%, 05/02/22	CAD	4,244	3,303,625

Europe — 0.1%
Citibank, New York, (0.78%), 05/02/22	EUR	6,332	6,679,696

United Kingdom — 0.0%
Citibank NA, New York, 0.25%, 05/02/22	GBP	1,962	2,467,185

			16,926,500

U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes, 0.13%, 11/30/22(k)(w)	USD	60,000	59,486,719

Total Short-Term Securities — 22.6% (Cost: $5,006,269,471)			4,958,595,203

Options Purchased — 0.4% (Cost: $118,645,531)			106,067,657

Total Investments Before Options Written — 101.8% (Cost: $20,109,741,916)			22,366,166,858

Security	Shares	Value

Investments Sold Short

Common Stocks

United States — (0.0)%
JM Smucker Co	(51,256)	$(7,018,484)

Total Investments Sold Short — (0.0)% (Proceeds: $(5,738,335))		(7,018,484)

Options Written — (0.7)% (Premiums Received: $(93,607,612))		(151,183,465)

Total Investments, Net of Options Written — 101.1% (Cost: $20,010,395,969)		22,207,964,909

Liabilities in Excess of Other Assets — (1.1)%		(233,113,878)

Net Assets — 100.0%		$21,974,851,031

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Fund.
(g)	Non-income producing security.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $798,296,662, representing 3.6% of its net assets as of period end, and an original cost of $709,137,081.

(i)	When-issued security.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(l)	Zero-coupon bond.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Perpetual security with no stated maturity date.
(p)	Convertible security.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Rounds to less than 1,000.
(s)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(u)	Rates are discount rates or a range of discount rates as of period end.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of the security has been pledged in connection with outstanding futures contracts.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Par/Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

Bio City Development Co. BV	$13,211,730	$—		$—	$—	$(2,817,000)	$10,394,730	140,850,000	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	182,812,980	3,895,114,583	(a)	—	—	—	4,077,927,563	4,077,927,563	1,245,931		—
iShares Biotechnology ETF	3,046,099	—		—	—	(748,327)	2,297,772	19,698	6,037		—
iShares China Large-Cap ETF	21,369,605	17,981,481		(20,103,163)	(2,655,843)	(5,359,127)	11,232,953	363,056	270,541		—
iShares iBoxx $ High Yield Corporate Bond ETF	130,740,288	—		(129,755,275)	12,086,829	(12,964,963)	106,879	1,361	833,631		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,560,591	191,655,592		(195,319,835)	2,840,835	319,794	3,056,977	27,149	81,651		—
iShares Latin America 40 ETF	10,530,285	—		—	—	(845,984)	9,684,301	371,046	737,220		—
iShares MSCI Brazil ETF	7,878,674	13,209,899		(3,929,868)	(553,924)	(2,289,108)	14,315,673	436,853	1,278,743		—
iShares MSCI Emerging Markets ETF	3,046,361	—		—	—	(654,646)	2,391,715	56,435	54,948		—
iShares MSCI Japan ETF(b)	—	15,705,319		(16,777,858)	1,072,539	—	—	—	—		—
iShares Russell 2000 ETF(b)	174,659,694	—		(164,717,255)	37,791,497	(47,733,936)	—	—	—		—
iShares S&P 500 Value ETF(b)	33,281,181	—		(33,772,076)	5,479,357	(4,988,462)	—	—	487,815		—
Quintis Australia Pty. Ltd.	85,418,997	6,970,189		—	—	16,507	92,389,186	92,389,186	6,994,505		—
Quintis Australia Pty. Ltd.	82,684,528	—		—	—	261,941	82,684,528	82,684,528	—		—
Quintis HoldCo Pty. Ltd.	37,734,907	—		—	—	(31,276,487)	6,458,420	43,735,802	—		—
SL Liquidity Series, LLC, Money Market Series	—	174,401,284	(a)	—	(158,717)	59,311	174,301,878	174,319,310	2,386,727	(c)	—

					$55,902,573	$(109,020,487)	$4,487,242,575		$14,377,749		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Exchange Traded Bitcoin Futures(a)	77	05/27/22	$14,740	$(771,723)
Euro BTP	534	06/08/22	73,426	(7,923,437)
10-Year Australian Treasury Bonds	3,644	06/15/22	319,619	(19,258,993)
FTSE/MIB Index	124	06/17/22	15,460	550,251
MSCI Emerging Markets Index	611	06/17/22	32,304	718,900
Russell 2000 E-Mini Index	2,129	06/17/22	198,135	(8,115,602)
10-Year U.S. Treasury Note	6,849	06/21/22	815,352	(3,758,898)
U.S. Long Bond	633	06/21/22	88,937	(8,942,040)
Ultra U.S. Treasury Bond	2,872	06/21/22	458,892	(31,093,498)
2-Year U.S. Treasury Note	1,424	06/30/22	300,108	(667,489)
5-Year U.S. Treasury Note	17,763	06/30/22	1,999,448	(19,209,646)

				(98,472,175)

Short Contracts
30-Year Euro Buxl Bond	501	06/08/22	90,368	16,636,713
Euro Bund	394	06/08/22	63,840	675,112
Nikkei 225 Yen-Denominated	27	06/09/22	2,781	(190,740)
10-Year Japanese Government Treasury Bonds	184	06/13/22	212,137	(653,137)
SPI 200 Index	35	06/16/22	4,526	(119,015)
Euro Stoxx 50 Index	1,650	06/17/22	64,199	(688,822)

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts (continued)
FTSE 100 Index	73	06/17/22	$6,816	$(303,102)
NASDAQ 100 E-Mini Index	2,082	06/17/22	535,157	9,004,528
S&P 500 E-Mini Index	2,232	06/17/22	460,629	37,446,826
10-Year U.S. Ultra Long Treasury Note	19,049	06/21/22	2,454,940	180,915,891
Long Gilt	650	06/28/22	96,806	3,267,816

				245,992,070

				$147,519,895

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

NOK	575,142,928	CHF	59,625,686	Deutsche Bank AG	05/05/22	$18,672
USD	100,635,313	HKD	784,359,181	Morgan Stanley & Co. International PLC	05/12/22	663,571
NOK	363,891,429	CHF	37,661,741	JPMorgan Chase Bank N.A.	05/19/22	52,186
USD	23,530,729	EUR	21,164,306	Deutsche Bank AG	05/20/22	1,187,784
USD	1,380,468	EUR	1,211,173	Morgan Stanley & Co. International PLC	05/20/22	101,845
USD	232,020,315	JPY	27,304,450,000	Bank of America N.A.	06/06/22	21,414,533
USD	113,371,867	JPY	13,145,850,000	Deutsche Bank AG	06/06/22	11,974,767
USD	114,152,405	JPY	13,197,050,000	Morgan Stanley & Co. International PLC	06/06/22	12,360,388
BRL	209,549,518	USD	40,411,447	Citibank N.A.	06/15/22	1,408,022
USD	34,156,000	CNH	219,640,158	Bank of America N.A.	06/15/22	1,187,639
USD	11,435,079	CNH	74,003,600	HSBC Bank USA N.A.	06/15/22	327,013
USD	43,363,612	EUR	40,537,538	Morgan Stanley & Co. International PLC	06/15/22	514,341
GBP	37,008,973	EUR	43,940,681	Morgan Stanley & Co. International PLC	06/16/22	89,781
USD	23,611,397	CHF	21,898,919	Barclays Bank PLC	06/16/22	1,048,984
USD	5,978,215	EUR	5,370,756	Deutsche Bank AG	06/16/22	300,868
USD	189,684,447	EUR	171,678,000	Morgan Stanley & Co. International PLC	06/16/22	8,206,152
USD	37,122,795	INR	2,848,283,545	Citibank N.A.	06/16/22	94,117
USD	63,744,634	SEK	608,683,527	JPMorgan Chase Bank N.A.	06/16/22	1,682,134
JPY	11,975,895,509	EUR	86,087,970	UBS AG	07/21/22	1,387,504
USD	63,186,697	CNH	404,782,764	Barclays Bank PLC	07/21/22	2,534,199
USD	88,633,343	CNH	568,567,120	Morgan Stanley & Co. International PLC	07/21/22	3,439,458
USD	57,061,592	NOK	502,175,427	JPMorgan Chase Bank N.A.	07/21/22	3,498,722
USD	219,641,369	JPY	28,089,100,000	HSBC Bank USA N.A.	07/25/22	2,464,033

						75,956,713

AUD	52,489,867	USD	37,437,085	Morgan Stanley & Co. International PLC	05/05/22	(349,290)
CHF	52,217,276	USD	56,753,035	BNP Paribas SA	05/05/22	(3,068,389)
CHF	39,019,258	USD	42,396,799	JPMorgan Chase Bank N.A.	05/05/22	(2,281,052)
GBP	18,279,134	USD	24,724,777	Morgan Stanley & Co. International PLC	05/05/22	(1,739,720)
JPY	7,113,902,022	USD	61,909,545	BNP Paribas SA	05/06/22	(7,092,346)
JPY	28,089,100,000	USD	218,929,728	HSBC Bank USA N.A.	05/06/22	(2,485,112)
AUD	52,321,083	USD	37,508,241	Deutsche Bank AG	05/12/22	(535,614)
AUD	34,388,065	USD	24,526,944	Goldman Sachs International	05/12/22	(226,661)
AUD	68,866,546	USD	49,467,735	Morgan Stanley & Co. International PLC	05/12/22	(803,277)
CHF	45,582,620	USD	49,358,276	Barclays Bank PLC	05/12/22	(2,480,208)
CHF	57,453,565	USD	62,282,110	Citibank N.A.	05/12/22	(3,195,727)
CHF	57,723,567	USD	62,319,641	UBS AG	05/12/22	(2,955,582)
EUR	59,936,479	USD	68,589,053	Bank of America N.A.	05/12/22	(5,336,519)
EUR	43,211,690	USD	48,960,629	Deutsche Bank AG	05/12/22	(3,358,202)
GBP	18,515,280	USD	25,038,487	Deutsche Bank AG	05/12/22	(1,756,780)
GBP	36,335,055	USD	49,086,995	HSBC Bank USA N.A.	05/12/22	(3,398,131)
JPY	5,513,698,501	USD	47,826,358	Deutsche Bank AG	05/12/22	(5,331,759)
JPY	5,715,481,276	USD	49,474,333	Deutsche Bank AG	05/12/22	(5,424,575)
JPY	5,780,311,373	USD	49,786,844	HSBC Bank USA N.A.	05/12/22	(5,237,435)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	148,661,097	USD	106,340,048	HSBC Bank USA N.A.	05/19/22	$(1,274,956)
GBP	27,171,460	USD	36,753,720	JPMorgan Chase Bank N.A.	05/19/22	(2,587,513)
JPY	8,719,310,504	USD	75,520,485	Deutsche Bank AG	05/19/22	(8,304,960)
JPY	5,643,596,565	USD	48,832,628	Morgan Stanley & Co. International PLC	05/19/22	(5,327,203)
KRW	113,609,672,346	USD	94,733,936	Citibank N.A.	05/19/22	(4,800,393)
CHF	21,809,576	USD	23,618,669	JPMorgan Chase Bank N.A.	05/20/22	(1,180,647)
CHF	44,555,373	USD	48,645,225	JPMorgan Chase Bank N.A.	05/20/22	(2,805,983)
EUR	883,699	USD	978,206	Deutsche Bank AG	05/20/22	(45,294)
EUR	21,164,306	USD	23,998,370	HSBC Bank USA N.A.	05/20/22	(1,655,424)
DKK	110,991,650	USD	16,633,123	JPMorgan Chase Bank N.A.	06/02/22	(873,009)
PLN	50,611,624	USD	11,780,282	Citibank N.A.	06/02/22	(402,430)
USD	48,506,532	BRL	256,138,740	Deutsche Bank AG	06/02/22	(2,800,507)
JPY	4,421,495,499	USD	34,458,000	Bank of America N.A.	06/15/22	(339,930)
AUD	31,708,969	USD	23,354,544	Goldman Sachs International	06/16/22	(932,869)
AUD	68,139,940	USD	49,601,911	JPMorgan Chase Bank N.A.	06/16/22	(1,419,594)
CAD	56,058,963	USD	43,843,834	Deutsche Bank AG	06/16/22	(210,763)
CHF	21,898,919	USD	23,716,248	Citibank N.A.	06/16/22	(1,153,834)
EUR	469,359,593	USD	515,213,678	Barclays Bank PLC	06/16/22	(19,060,539)
EUR	19,924,789	USD	21,962,497	Citibank N.A.	06/16/22	(900,295)
EUR	54,946,523	USD	60,103,743	Deutsche Bank AG	06/16/22	(2,020,580)
EUR	85,393,703	USD	94,296,637	JPMorgan Chase Bank N.A.	06/16/22	(4,028,207)
EUR	286,015,840	USD	315,288,131	UBS AG	06/16/22	(12,944,983)
GBP	48,824,043	USD	63,649,083	Morgan Stanley & Co. International PLC	06/16/22	(2,252,786)
JPY	82,392,426,078	USD	698,036,812	BNP Paribas SA	06/16/22	(62,234,076)
JPY	50,011,565,338	USD	433,676,425	Deutsche Bank AG	06/16/22	(47,749,082)
NZD	1,296,500	USD	883,395	JPMorgan Chase Bank N.A.	06/16/22	(46,455)
NZD	18,521,217	USD	12,619,339	UBS AG	06/16/22	(663,196)
USD	14,498,714	INR	1,124,955,255	Citibank N.A.	06/16/22	(126,095)
USD	48,238,119	INR	3,761,029,682	Citibank N.A.	06/16/22	(656,576)
USD	28,772,194	SEK	286,792,716	BNP Paribas SA	06/16/22	(469,723)
AUD	66,356,243	USD	47,764,949	UBS AG	07/21/22	(816,404)
CAD	153,426,833	USD	121,601,323	HSBC Bank USA N.A.	07/21/22	(2,206,155)
IDR	355,818,431,371	USD	24,507,089	Citibank N.A.	07/21/22	(218,313)
JPY	7,068,305,669	EUR	51,907,036	UBS AG	07/21/22	(343,019)
MXN	1,042,721,925	USD	51,421,340	Bank of America N.A.	07/21/22	(1,093,560)
USD	97,008,462	HKD	759,967,201	HSBC Bank USA N.A.	07/21/22	(4,664)

						(251,006,396)

						$(175,049,683)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
InvesCo QQQ Trust	5,942	05/06/22	USD	328.00	USD	186,133	$1,123,038
Amazon.com, Inc.	39	05/20/22	USD	3,200.00	USD	9,694	8,541
Apple, Inc.	729	05/20/22	USD	180.00	USD	11,493	19,683
Bath & Body Works, Inc.	4,277	05/20/22	USD	60.00	USD	22,621	374,237
BP PLC	3,496	05/20/22	USD	30.00	USD	10,041	220,248
CF Industries Holdings, Inc.	2,666	05/20/22	USD	75.00	USD	25,815	6,251,770
CF Industries Holdings, Inc.	2,476	05/20/22	USD	115.00	USD	23,975	408,540
Chevron Corp.	1,057	05/20/22	USD	155.00	USD	16,560	681,765
Coupang, Inc.	4,617	05/20/22	USD	25.00	USD	5,942	13,851
CSX Corp.	3,317	05/20/22	USD	40.00	USD	11,391	24,878
Devon Energy Corp.	1,018	05/20/22	USD	65.00	USD	5,922	136,412
Devon Energy Corp.	6,109	05/20/22	USD	70.00	USD	35,536	345,159
Diamondback Energy, Inc.	582	05/20/22	USD	150.00	USD	7,347	71,295
Diamondback Energy, Inc.	709	05/20/22	USD	155.00	USD	8,950	58,493
Dynatrace, Inc.	1,385	05/20/22	USD	55.00	USD	5,313	27,700
Exxon Mobil Corp.	3,102	05/20/22	USD	85.00	USD	26,445	911,988

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Freeport-McMoRan, Inc.	739	05/20/22	USD	45.00	USD	2,997	$46,557
iShares iBoxx $ High Yield Corporate Bond ETF	6,028	05/20/22	USD	82.00	USD	47,338	15,070
Lloyds Banking Group PLC	11,474	05/20/22	GBP	0.50	GBP	5,264	50,498
Marathon Oil Corp.	2,492	05/20/22	USD	28.00	USD	6,210	150,766
Occidental Petroleum Corp.	1,762	05/20/22	USD	55.00	USD	9,707	682,775
Occidental Petroleum Corp.	1,761	05/20/22	USD	60.00	USD	9,701	343,395
Occidental Petroleum Corp.	1,761	05/20/22	USD	65.00	USD	9,701	161,132
Ovintiv Inc.	4,021	05/20/22	USD	55.00	USD	20,583	784,095
Schlumberger NV	1,551	05/20/22	USD	45.00	USD	6,050	51,183
ServiceNow, Inc.	610	05/20/22	USD	520.00	USD	29,164	585,600
SPDR Gold Shares(a)	1,356	05/20/22	USD	185.00	USD	23,989	105,090
SPDR S&P 500 ETF Trust	1,620	05/20/22	USD	440.00	USD	66,744	231,660
Tapestry, Inc.	1,884	05/20/22	USD	40.00	USD	6,202	37,680
Tesla, Inc.	272	05/20/22	USD	1,150.00	USD	23,685	76,840
Western Digital Corp.	1,379	05/20/22	USD	57.50	USD	7,318	137,211
Xerox Holdings Corp.	940	05/20/22	USD	23.00	USD	1,636	9,400
Anthem, Inc.	154	06/17/22	USD	560.00	USD	7,730	62,370
BP PLC	8,229	06/17/22	USD	35.00	USD	23,634	148,122
Daimler AG	1,086	06/17/22	EUR	66.00	EUR	7,287	198,202
InvesCo QQQ Trust	2,972	06/17/22	USD	330.00	USD	93,098	2,440,012
LyondellBasell Industries, NV Ordinary Shares Class	2,468	06/17/22	USD	115.00	USD	26,168	499,770
Marathon Oil Corp.	5,139	06/17/22	USD	28.00	USD	12,806	601,263
MGM Resorts International	3,706	06/17/22	USD	55.00	USD	15,209	63,002
NVIDIA Corp.	896	06/17/22	USD	280.00	USD	16,618	75,712
Schlumberger NV	2,785	06/17/22	USD	45.00	USD	10,864	264,575
SPDR S&P Biotech ETF	2,044	06/17/22	USD	100.00	USD	15,091	55,188
UnitedHealth Group, Inc.	154	06/17/22	USD	570.00	USD	7,832	37,345
Valero Energy Corp.	1,174	06/17/22	USD	120.00	USD	13,088	437,315
Warner Bros Discovery Inc., Series A	594	06/17/22	USD	45.00	USD	1,078	3,267
Alcoa Corp.	2,142	07/15/22	USD	100.00	USD	14,523	235,620
Compagnie Financiere Richemont SA	1,141	07/15/22	CHF	130.00	CHF	13,179	395,875
Devon Energy Corp.	4,781	07/15/22	USD	70.00	USD	27,811	989,667
Diamondback Energy, Inc.	1,677	07/15/22	USD	160.00	USD	21,169	490,522
Invesco DB Agriculture Fund(a)	5,177	07/15/22	USD	23.00	USD	11,426	271,793
Marathon Oil Corp.	2,491	07/15/22	USD	26.00	USD	6,208	571,684
Marathon Oil Corp.	4,515	07/15/22	USD	27.00	USD	11,251	869,137
Marathon Oil Corp.	4,119	07/15/22	USD	30.00	USD	10,265	463,387
Occidental Petroleum Corp.	1,789	07/15/22	USD	70.00	USD	9,856	375,690
Xerox Holdings Corp.	370	07/15/22	USD	30.00	USD	644	12,025
CSX Corp.	4,274	08/19/22	USD	40.00	USD	14,677	245,755
SPDR S&P 500 ETF Trust	1,352	08/19/22	USD	450.00	USD	55,702	891,644
General Motors Co.	4,499	09/16/22	USD	45.00	USD	17,056	751,333
Pandora A/S	531	09/16/22	DKK	696.25	DKK	33,734	235,332

							25,832,157

Put iShares Russell 2000 ETF	1,058	05/06/22	USD	178.00	USD	19,568	160,287
SPDR S&P 500 ETF Trust	1,890	05/06/22	USD	415.00	USD	77,868	1,536,570
SPDR S&P 500 ETF Trust	1,889	05/06/22	USD	435.00	USD	77,827	4,175,634
SPDR S&P 500 ETF Trust	1,880	05/06/22	USD	430.00	USD	77,456	3,340,760
Alibaba Group Holding Ltd.	2,057	05/20/22	USD	90.00	USD	19,971	822,800
Apple, Inc.	789	05/20/22	USD	140.00	USD	12,439	99,809
Apple, Inc.	2,303	05/20/22	USD	155.00	USD	36,307	1,088,167
Euro Stoxx 50	690	05/20/22	EUR	3,600.00	EUR	26,240	372,329
Ford Motor Co.	641	05/20/22	USD	14.00	USD	908	39,422
iShares iBoxx $ High Yield Corporate Bond ETF	661	05/20/22	USD	78.00	USD	5,191	76,015
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,060	05/20/22	USD	118.00	USD	45,716	2,334,500
iShares iBoxx $ Investment Grade Corporate Bond ETF	1	05/20/22	USD	113.00	USD	11	181
iShares Russell 2000 ETF	2,099	05/20/22	USD	200.00	USD	38,821	3,218,816
iShares Russell 2000 ETF	2,078	05/20/22	USD	190.00	USD	38,433	1,751,754
iShares Russell 2000 ETF	727	05/20/22	USD	170.00	USD	13,446	133,768
iShares Russell 2000 ETF	927	05/20/22	USD	172.00	USD	17,145	202,086

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
Micron Technology, Inc.	1,404	05/20/22	USD	75.00	USD	9,574	$1,116,180
SPDR Euro Stoxx 50 ETF	1,325	05/20/22	USD	35.00	USD	5,030	46,375
SPDR S&P 500 ETF Trust	5,214	05/20/22	USD	410.00	USD	214,817	5,307,852
United States Steel Corporation	847	05/20/22	USD	29.00	USD	2,583	119,004
VanEck Vectors Semiconductor ETF	625	05/20/22	USD	215.00	USD	14,366	328,125
Xerox Holdings Corp.	463	05/20/22	USD	16.00	USD	806	15,048
Amazon.com, Inc.	119	06/17/22	USD	2,900.00	USD	29,579	5,236,000
Avaya Holdings Corp.	336	06/17/22	USD	11.00	USD	311	77,280
Ford Motor Co.	603	06/17/22	USD	13.00	USD	854	34,070
InvesCo QQQ Trust	310	06/17/22	USD	300.00	USD	9,711	327,825
iShares iBoxx $ High Yield Corporate Bond ETF	330	06/17/22	USD	75.00	USD	2,591	29,205
iShares iBoxx $ Investment Grade Corporate Bond ETF	8,121	06/17/22	USD	114.00	USD	91,442	2,598,720
iShares Russell 2000 ETF	4,323	06/17/22	USD	185.00	USD	79,954	3,806,401
PG&E Corp.	579	06/17/22	USD	9.00	USD	732	13,896
SPDR S&P 500 ETF Trust	301	06/17/22	USD	410.00	USD	12,401	460,530
United States Steel Corporation	641	06/17/22	USD	26.00	USD	1,954	78,843
Apple, Inc.	2,714	07/15/22	USD	160.00	USD	42,786	2,998,970
Invesco Senior Loan ETF	811	07/15/22	USD	20.00	USD	1,749	16,220
Pitney Bowes Inc.	462	07/15/22	USD	4.00	USD	243	5,775
Anglo American PLC	491	08/19/22	GBP	32.00	GBP	18,135	1,174,881
BHP Group Ltd.	651	08/19/22	GBP	25.00	GBP	17,740	1,051,901
ConocoPhillips	2,160	08/19/22	USD	90.00	USD	20,632	1,463,400
PPG Industries, Inc.	513	08/19/22	USD	125.00	USD	6,566	461,700
Rio Tinto PLC, ADR	224	08/19/22	GBP	52.00	GBP	13,344	888,803
Sherwin-Williams Co. (The)	266	09/16/22	USD	240.00	USD	7,314	206,150
Avaya Holdings Corp.	172	01/20/23	USD	7.50	USD	159	21,500

							47,237,552

							$73,069,709

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Call
S&P 500 Index	Up-and-out	Citibank N.A.	38,283	06/17/22	USD	4,550.00	USD	4,600.00	USD	174,187	$495,255

Put
JPY Currency	One Touch	HSBC Bank PLC	—	08/24/22	JPY	118.00	JPY	118.00	USD	2,440	172,805

											$668,060

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
CF Industries Holdings, Inc.	Citibank N.A.	192,600	05/20/22	USD	115.00	USD	18,649	$177,506
Mosaic Co.	Citibank N.A.	340,100	05/20/22	USD	75.00	USD	21,229	389,415
Amazon.com, Inc.	Citibank N.A.	10,155	06/17/22	USD	4,150.00	USD	25,242	—
Essilorluxottica SA	Goldman Sachs International	126,926	06/17/22	EUR	200.00	EUR	20,790	27,434
Euro Stoxx 50	Credit Suisse International	8,502	06/17/22	EUR	4,650.00	EUR	32,332	3,139
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	396,202	06/17/22	USD	260.00	USD	92,105	2,114,526
Shell plc, ADR	Nomura International PLC	821,084	06/17/22	USD	60.00	USD	43,871	636,340
USD Currency	Bank of America N.A.	—	06/23/22	CNH	6.60	USD	83,828	1,273,182
USD Currency	Bank of America N.A.	—	06/23/22	JPY	132.00	USD	288,144	2,928,118
Essilorluxottica SA	JPMorgan Chase Bank N.A.	75,988	09/16/22	EUR	200.00	EUR	12,447	117,725

								7,667,385

Put
EUR Currency	Goldman Sachs International	—	05/04/22	USD	1.06	EUR	182,186	1,489,147

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
EUR Currency	JPMorgan Chase Bank N.A.	—	05/04/22	USD	1.09	EUR	182,187	$6,382,307
EUR Currency	BNP Paribas SA	—	05/12/22	USD	1.06	EUR	88,963	937,482
EUR Currency	Deutsche Bank AG	—	05/12/22	USD	1.08	EUR	177,926	4,557,239
USD Currency	JPMorgan Chase Bank N.A.	—	05/12/22	JPY	116.00	USD	226,221	5,203
EUR Currency	Morgan Stanley & Co. International PLC	—	05/27/22	USD	1.06	EUR	338,022	4,863,266

								18,234,644

								$25,902,029

OTC Credit Default Swaptions Purchased

	Paid by the Fund	Received by the Fund
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)		Value

Put
Bought Protection on 5-Year Credit Default Swap, 06/20/27	0.98%	Bought Protection on 5-Year	Quarterly	Deutsche Bank AG	05/18/22	NR	USD 0.98	USD	11,245	$36,996
Bought Protection on 5-Year Credit Default Swap, 06/20/27	1.02%	Bought Protection on 5-Year	Quarterly	Credit Suisse International	05/18/22	NR	USD 1.02	USD	11,245	159,910

										$196,906

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty

Call
30-Year Interest Rate Swap, 07/07/52	3-Month LIBOR, 1.33%	Quarterly	0.02%	Semi-Annual	Citibank N.A.	07/05/22	1.52%	USD	106,627	$44,600
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 1.33%	Quarterly	0.02%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	22,513	10,957
30-Year Interest Rate Swap, 07/08/52	3-Month LIBOR, 1.33%	Quarterly	0.02%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	22,513	10,958
1-Year Interest Rate Swap, 03/18/24	3-Month LIBOR, 1.33%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	1,362,004	286,361

										352,876

Put
5-Year Interest Rate Swap, 07/07/27	2.91%	Semi-Annual	1-Day SOFR, 0.33%	Quarterly	Morgan Stanley & Co. International PLC	07/05/22	2.91	USD	259,533	2,522,325
10-Year Interest Rate Swap, 08/10/32	0.42%	Annual	1-Day JPOIS, 0.00%	Annual	BNP Paribas SA	08/08/22	0.42	JPY	10,107,522	3,774
10-Year Interest Rate Swap, 08/10/32	0.42%	Annual	1-Day JPOIS, 0.00%	Annual	BNP Paribas SA	08/08/22	0.42	JPY	5,053,761	1,887
1-Year Interest Rate Swap, 04/03/24	2.47%	Annual	1-Day SONIA, 0.69%	Annual	Goldman Sachs International	04/03/23	2.47	GBP	512,248	3,350,091

										5,878,077

										$6,230,953

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
InvesCo QQQ Trust	5,942	05/06/22	US	D 340.00	USD	186,133	$(222,825)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Amazon.com, Inc.	39	05/20/22	USD	3,600.00	USD	9,694	$(3,062)
BP PLC	3,142	05/20/22	USD	32.00	USD	9,024	(72,266)
Capri Holdings Limited	1,847	05/20/22	USD	80.00	USD	8,810	(18,470)
Capri Holdings Limited	2,611	05/20/22	USD	55.00	USD	12,454	(110,968)
CF Industries Holdings, Inc.	2,666	05/20/22	USD	90.00	USD	25,815	(3,092,560)
CF Industries Holdings, Inc.	436	05/20/22	USD	110.00	USD	4,222	(114,450)
CF Industries Holdings, Inc.	2,476	05/20/22	USD	130.00	USD	23,975	(123,800)
Chevron Corp.	1,057	05/20/22	USD	190.00	USD	16,560	(8,456)
Devon Energy Corp.	1,018	05/20/22	USD	75.00	USD	5,922	(22,396)
Freeport-McMoRan, Inc.	2,785	05/20/22	USD	55.00	USD	11,293	(15,318)
Microsoft Corp.	1,402	05/20/22	USD	320.00	USD	38,908	(51,173)
Pioneer Natural Resources Co.	1,164	05/20/22	USD	270.00	USD	27,060	(238,620)
SPDR Gold Shares(a)	2,712	05/20/22	USD	210.00	USD	47,978	(23,052)
Tesla, Inc.	272	05/20/22	USD	1,350.00	USD	23,685	(11,424)
Western Digital Corp.	723	05/20/22	USD	65.00	USD	3,837	(15,183)
Alcoa Corp.	1,111	06/17/22	USD	85.00	USD	7,533	(195,536)
Alibaba Group Holding Ltd.	680	06/17/22	USD	130.00	USD	6,602	(126,140)
Amazon.com, Inc.	119	06/17/22	USD	3,500.00	USD	29,579	(42,840)
Apple, Inc.	3,191	06/17/22	USD	185.00	USD	50,306	(237,730)
Costco Wholesale Corp.	575	06/17/22	USD	640.00	USD	30,574	(70,150)
EQT Corp.	7,353	06/17/22	USD	28.00	USD	29,228	(9,044,190)
InvesCo QQQ Trust	2,972	06/17/22	USD	350.00	USD	93,098	(695,448)
NXP Semiconductors NV	578	06/17/22	USD	210.00	USD	9,878	(93,925)
Valero Energy Corp.	2,427	06/17/22	USD	105.00	USD	27,056	(2,566,552)
Apple, Inc.	2,714	07/15/22	USD	195.00	USD	42,786	(187,266)
Anglo American PLC	247	08/19/22	GBP	41.00	GBP	9,123	(422,278)
BHP Group Ltd.	325	08/19/22	GBP	32.00	GBP	8,856	(276,875)
ConocoPhillips	6,519	08/19/22	USD	120.00	USD	62,269	(1,215,793)
Rio Tinto PLC, ADR	112	08/19/22	GBP	65.90	GBP	6,672	(193,346)
General Motors Co.	4,499	09/16/22	USD	52.50	USD	17,056	(254,194)

							(19,766,286)

Put iShares Russell 2000 ETF	1,058	05/06/22	USD	165.00	USD	19,568	(28,037)
Alibaba Group Holding Ltd.	2,057	05/20/22	USD	75.00	USD	19,971	(198,501)
Apple, Inc.	2,303	05/20/22	USD	135.00	USD	36,307	(180,786)
Bath & Body Works, Inc.	4,277	05/20/22	USD	50.00	USD	22,621	(876,785)
CSX Corp.	3,317	05/20/22	USD	30.00	USD	11,391	(49,755)
Delphi Automotive PLC	865	05/20/22	USD	135.00	USD	9,204	(2,460,925)
Dynatrace, Inc.	1,385	05/20/22	USD	40.00	USD	5,313	(526,300)
Euro Stoxx 50	690	05/20/22	EUR	3,025.00	EUR	26,240	(37,488)
Freeport-McMoRan, Inc.	739	05/20/22	USD	35.00	USD	2,997	(36,950)
Home Depot, Inc.	344	05/20/22	USD	290.00	USD	10,334	(264,020)
iShares iBoxx $ High Yield Corporate Bond ETF	5,397	05/20/22	USD	76.00	USD	42,383	(313,026)
iShares iBoxx $ High Yield Corporate Bond ETF	661	05/20/22	USD	74.00	USD	5,191	(19,500)
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,061	05/20/22	USD	110.00	USD	45,727	(300,514)
iShares Russell 2000 ETF	2,099	05/20/22	USD	185.00	USD	38,821	(1,258,350)
iShares Russell 2000 ETF	2,078	05/20/22	USD	175.00	USD	38,433	(580,801)
iShares Russell 2000 ETF	727	05/20/22	USD	150.00	USD	13,446	(29,080)
iShares Russell 2000 ETF	927	05/20/22	USD	162.00	USD	17,145	(87,138)
Lloyds Banking Group PLC	11,474	05/20/22	GBP	0.44	GBP	5,264	(137,066)
Micron Technology, Inc.	2,808	05/20/22	USD	65.00	USD	19,148	(662,688)
Nice Ltd.	465	05/20/22	USD	220.00	USD	9,598	(811,425)
Schlumberger NV	1,551	05/20/22	USD	35.00	USD	6,050	(107,795)
SPDR S&P 500 ETF Trust	5,241	05/20/22	USD	380.00	USD	215,929	(1,750,494)
SPDR S&P 500 ETF Trust	1,620	05/20/22	USD	405.00	USD	66,744	(1,374,570)
Starbucks Corp.	1,303	05/20/22	USD	80.00	USD	9,726	(889,297)
Tapestry, Inc.	1,884	05/20/22	USD	27.50	USD	6,202	(70,650)
Tesla, Inc.	137	05/20/22	USD	950.00	USD	11,929	(1,460,077)
United States Steel Corporation	847	05/20/22	USD	24.00	USD	2,583	(24,987)
VanEck Vectors Semiconductor ETF	625	05/20/22	USD	185.00	USD	14,366	(77,188)
Albemarle Corp.	527	06/17/22	USD	180.00	USD	10,162	(569,160)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
Alcoa Corp.	1,111	06/17/22	USD	55.00	USD	7,533	$(218,312)
Amazon.com, Inc.	119	06/17/22	USD	2,600.00	USD	29,579	(2,567,127)
Anthem, Inc.	154	06/17/22	USD	500.00	USD	7,730	(342,650)
Autodesk, Inc.	738	06/17/22	USD	180.00	USD	13,969	(800,730)
BP PLC	8,229	06/17/22	USD	27.00	USD	23,634	(933,991)
Charter Communications, Inc., Class A	349	06/17/22	USD	470.00	USD	14,954	(1,745,000)
Compagnie Financiere Richemont SA	1,019	06/17/22	CHF	100.00	CHF	11,769	(263,458)
CSX Corp.	3,056	06/17/22	USD	30.83	USD	10,494	(175,720)
Daimler AG	1,086	06/17/22	EUR	50.00	EUR	7,287	(89,363)
Deere & Co.	382	06/17/22	USD	380.00	USD	14,422	(895,790)
Hermes International SCA	127	06/17/22	EUR	1,150.00	EUR	15,069	(610,139)
InvesCo QQQ Trust	1,527	06/17/22	USD	310.00	USD	47,833	(2,142,381)
iShares iBoxx $ High Yield Corporate Bond ETF	5,209	06/17/22	USD	76.00	USD	40,906	(578,199)
iShares iBoxx $ Investment Grade Corporate Bond ETF	8,121	06/17/22	USD	110.00	USD	91,442	(1,153,182)
iShares Russell 2000 ETF	4,323	06/17/22	USD	170.00	USD	79,954	(1,722,715)
LVMH Moet Hennessy Louis Vuitton SE	255	06/17/22	EUR	560.00	EUR	15,797	(201,087)
Marathon Oil Corp.	5,139	06/17/22	USD	21.00	USD	12,806	(449,662)
Masco Corp.	2,071	06/17/22	USD	50.00	USD	10,912	(357,247)
MGM Resorts International	3,706	06/17/22	USD	40.00	USD	15,209	(961,707)
NVIDIA Corp.	896	06/17/22	USD	215.00	USD	16,618	(3,299,520)
Schlumberger NV	2,785	06/17/22	USD	35.00	USD	10,864	(413,572)
SPDR S&P 500 ETF Trust	1,352	06/17/22	USD	390.00	USD	55,702	(1,227,616)
UnitedHealth Group, Inc.	154	06/17/22	USD	500.00	USD	7,832	(279,895)
Valero Energy Corp.	1,174	06/17/22	USD	95.00	USD	13,088	(263,563)
Walt Disney Co.	3,043	06/17/22	USD	115.00	USD	33,969	(2,639,802)
Alcoa Corp.	2,142	07/15/22	USD	70.00	USD	14,523	(2,024,190)
Apple, Inc.	5,432	07/15/22	USD	135.00	USD	85,635	(1,751,820)
Compagnie Financiere Richemont SA	1,141	07/15/22	CHF	100.00	CHF	13,179	(433,996)
Invesco DB Agriculture Fund(a)	2,588	07/15/22	USD	20.00	USD	5,712	(32,350)
Sociedad Quimica y Minera de Chile SA, ADR	619	07/15/22	USD	60.00	USD	4,568	(156,298)
Anglo American PLC	491	08/19/22	GBP	28.69	GBP	18,135	(639,110)
BHP Group Ltd.	651	08/19/22	GBP	22.00	GBP	17,740	(540,276)
ConocoPhillips	2,160	08/19/22	USD	75.00	USD	20,632	(528,120)
CSX Corp.	4,274	08/19/22	USD	30.00	USD	14,677	(416,715)
Rio Tinto PLC, ADR	224	08/19/22	GBP	46.01	GBP	13,344	(434,477)
General Motors Co.	4,499	09/16/22	USD	32.00	USD	17,056	(843,562)
Pandora A/S	531	09/16/22	DKK	550.00	DKK	33,400	(235,332)

							(47,552,027)

							$(67,318,313)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
Euro Stoxx 50	Down-and-in	Credit Suisse International	12,753	06/17/22	EUR	3,400.00	EUR	3,000.00	EUR	43,360	$(649,728)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Essilorluxottica SA	Goldman Sachs International	126,926	06/17/22	EUR	220.00	EUR	20,790	$(2,935)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	396,202	06/17/22	USD	285.00	USD	92,105	(1,157,100)
Shell plc, ADR	Nomura International PLC	821,084	06/17/22	USD	65.00	USD	43,871	(205,271)
USD Currency	Bank of America N.A.	—	06/23/22	JPY	135.00	USD	144,072	(739,521)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
USD Currency	Bank of America N.A.	—	06/23/22	CNH	6.80	USD	83,828	$(360,461)
Essilorluxottica SA	JPMorgan Chase Bank N.A.	75,988	09/16/22	EUR	225.00	EUR	12,447	(22,512)

								(2,487,800)

Put
EUR Currency	JPMorgan Chase Bank N.A.	—	05/04/22	USD	1.07	EUR	182,187	(2,883,349)
EUR Currency	JPMorgan Chase Bank N.A.	—	05/04/22	USD	1.06	EUR	182,187	(1,489,147)
EUR Currency	Deutsche Bank AG	—	05/12/22	USD	1.06	EUR	177,926	(1,874,964)
USD Currency	JPMorgan Chase Bank N.A.	—	05/12/22	JPY	112.00	USD	226,221	(1,357)
EUR Currency	Morgan Stanley & Co. International PLC	—	05/27/22	USD	1.04	EUR	338,022	(1,923,840)
Amazon.com, Inc.	Citibank N.A.	5,078	06/17/22	USD	2,800.00	USD	12,622	(2,240,640)
Essilorluxottica SA	Goldman Sachs International	126,926	06/17/22	EUR	160.00	EUR	20,790	(850,033)
Pioneer Natural Resources Co.	Morgan Stanley & Co. International PLC	198,102	06/17/22	USD	220.00	USD	46,053	(2,588,658)
Essilorluxottica SA	JPMorgan Chase Bank N.A.	75,988	09/16/22	EUR	160.00	EUR	12,447	(876,637)
S&P 500 Index	Citibank N.A.	17,185	09/16/22	USD	3,700.00	USD	71,007	(2,247,016)

								(16,975,641)

								$(19,463,441)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
2-Year Interest Rate Swap, 02/17/25	1.40%	Semi-Annual	1-Day SOFR, 0.33%	Quarterly	Morgan Stanley & Co. International PLC	02/15/23	1.40%	USD	526,238	$(606,331)
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	1,362,004	(185,096)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	1,362,004	(229,566)

										(1,020,993)

Put
5-Year Interest Rate Swap, 10/06/27	1-Day SOFR, 0.33%	Quarterly	2.91%	Semi-Annual	Morgan Stanley & Co. International PLC	10/04/22	2.91	USD	259,533	(4,037,736)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 0.33%	Quarterly	2.60%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.60	USD	526,237	(8,242,721)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 0.33%	Quarterly	2.70%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.70	USD	526,237	(7,611,236)
10-Year Interest Rate Swap, 03/25/33	1-Day SOFR, 0.33%	Quarterly	3.27%	Semi-Annual	Goldman Sachs International	03/23/23	3.27	USD	390,214	(8,315,033)
10-Year Interest Rate Swap, 03/26/33	1-Day SOFR, 0.33%	Quarterly	3.28%	Semi-Annual	Goldman Sachs International	03/24/23	3.28	USD	126,383	(2,667,165)
1-Year Interest Rate Swap, 04/03/24	1-Day SONIA, 0.69%	Annual	3.22%	Annual	Goldman Sachs International	04/03/23	3.22	GBP	1,024,497	(3,401,583)
10-Year Interest Rate Swap, 04/08/33	1-Day SOFR, 0.33%	Quarterly	3.40%	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/23	3.40	USD	129,333	(2,444,226)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 0.33%	Quarterly	3.45%	Semi-Annual	Morgan Stanley & Co. International PLC	04/18/23	3.45	USD	253,893	(4,644,628)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 1.33%	Quarterly	0.03%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	215,500	(7,325,403)
5-Year Interest Rate Swap, 06/17/31	3-Month LIBOR, 1.33%	Quarterly	0.03%	Semi-Annual	Barclays Bank PLC	06/15/26	3.04	USD	215,505	(7,325,555)
5-Year Interest Rate Swap, 07/02/31	3-Month LIBOR, 1.33%	Quarterly	0.03%	Semi-Annual	Morgan Stanley & Co. International PLC	06/30/26	3.04	USD	197,160	(6,715,704)

										(62,730,990)

										$(63,751,983)

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.36.V1	1.00%	Quarterly	06/20/26	USD	66,387	$(808,452)	$(1,118,562)	$310,110
AVIS Budget Car Rental LLC	5.00	Quarterly	12/20/26	USD	12,271	(1,101,788)	(1,643,803)	542,015
CDX.NA.HY.37.V1	5.00	Quarterly	12/20/26	USD	143,237	(4,748,272)	(11,433,875)	6,685,603
ITRAXX.XO.36.V1	5.00	Quarterly	12/20/26	EUR	27,315	(1,304,552)	(2,673,682)	1,369,130

						$(7,963,064)	$(16,869,922)	$8,906,858

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

iTRAXX.XO.34.V2	5.00%	Quarterly	12/20/25	CCC		EUR	15,870		$969,603	$1,596,716	$(627,113)
iTRAXX.XO.35.V1	5.00	Quarterly	06/20/26	CCC+		EUR	52,175		2,792,838	6,514,635	(3,721,797)

									$3,762,441	$8,111,351	$(4,348,910)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation

Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

3-Month LIBOR, 1.33%	Quarterly	0.88%	Semi-Annual	N/A		08/17/22	USD	45,459	$(27,606)	$(46,094)	$18,488
1-Month MXIBOR, 6.72%	Monthly	4.42%	Monthly	N/A		02/28/23	MXN	958,091	(1,617,254)	145	(1,617,399)
1-Month MXIBOR, 6.72%	Monthly	4.50%	Monthly	N/A		03/03/23	MXN	957,790	(1,597,931)	146	(1,598,077)
1-Month MXIBOR, 6.72%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	679,790	(2,575,263)	154	(2,575,417)
1-Month MXIBOR, 6.72%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	679,790	(2,481,387)	155	(2,481,542)
1-Day SOFR, 0.33%	Annual	2.65%	Annual	N/A		05/02/24	USD	1,549,701	(2,508,092)	337,688	(2,845,780)
0.53%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	06/06/22	(a)	06/06/24	USD	204,209	10,479,680	1,593	10,478,087
2.00%	Annual	1-Day SOFR, 0.33%	Annual	02/17/23	(a)	02/18/25	USD	148,033	3,148,453	655	3,147,798
2.72%	Annual	1-Day SOFR, 0.33%	Annual	N/A		05/02/25	USD	1,840,036	4,448,364	(528,422)	4,976,786
1-Month MXIBOR, 6.72%	Monthly	6.48%	Monthly	N/A		08/12/26	MXN	580,343	(2,706,398)	310	(2,706,708)
1-Month MXIBOR, 6.72%	Monthly	6.43%	Monthly	N/A		08/13/26	MXN	801,213	(3,808,475)	429	(3,808,904)
1-Month MXIBOR, 6.72%	Monthly	6.47%	Monthly	N/A		08/13/26	MXN	796,887	(3,735,229)	427	(3,735,656)
1-Month MXIBOR, 6.72%	Monthly	6.42%	Monthly	N/A		08/14/26	MXN	649,632	(3,103,913)	345	(3,104,258)
1-Month MXIBOR, 6.72%	Monthly	6.44%	Monthly	N/A		08/14/26	MXN	394,136	(1,865,797)	211	(1,866,008)
1-Month MXIBOR, 6.72%	Monthly	6.42%	Monthly	N/A		08/17/26	MXN	585,216	(2,799,558)	308	(2,799,866)
1-Day SOFR, 0.33%	Annual	2.67%	Annual	N/A		05/03/27	USD	205,746	(787,149)	(154,301)	(632,848)
1.08%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	N/A		08/19/30	USD	26,559	3,744,617	3,654,159	90,458
2.18%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	06/17/26	(a)	06/17/31	USD	142,234	4,549,500	2,212	4,547,288
2.18%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	06/17/26	(a)	06/17/31	USD	144,380	4,625,614	2,245	4,623,369
2.16%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	06/18/26	(a)	06/18/31	USD	144,390	4,728,913	2,246	4,726,667
1.99%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	07/02/26	(a)	07/02/31	USD	59,148	2,356,273	920	2,355,353
1.99%	Semi-Annual	3-Month LIBOR, 1.33%	Quarterly	07/02/26	(a)	07/02/31	USD	138,012	5,475,098	2,147	5,472,951
0.02%	Annual	6-Month EURIBOR, (0.23%)	Semi-Annual	N/A		08/26/31	EUR	103,788	15,794,666	2,200	15,792,466
1-Day SOFR, 0.33%	Annual	2.65%	Annual	N/A		05/03/32	USD	839,546	(3,853,489)	785,529	(4,639,018)
2.61%	Annual	1-Day SOFR, 0.33%	Annual	N/A		05/02/42	USD	19,667	120,984	48,458	72,526
2.43%	Annual	1-Day SOFR, 0.33%	Annual	N/A		05/02/52	USD	577,068	4,905,489	(1,272,179)	6,177,668

									$30,910,110	$2,841,686	$28,068,424

(a)	Forward Swap.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Bombardier, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	USD	8,698	$(129,220)	$556,208	$(685,428)
Borgwarner Inc.	1.00	Quarterly	BNP Paribas SA	06/20/27	USD	1,330	26,353	20,154	6,199
Ford Motor Company	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	1,695	(163,245)	(174,252)	11,007
Ford Motor Company	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	960	(92,457)	(89,203)	(3,254)
United States Steel Corporation	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	848	(45,469)	(60,372)	14,903
United States Steel Corporation	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	852	(45,682)	(59,306)	13,624

							$(449,720)	$193,229	$(642,949)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Verizon Communications Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/27	BBB+		USD	3,020		$(1,363)	$(2,821)	$1,458

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

										Upfront
										Premium	Unrealized
Paid by the Fund		Received by the Fund			Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day BZDIOVER, 0.04%	Monthly	9.39%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	289,615	$(3,495,575)	$—	$(3,495,575)
1-Day BZDIOVER, 0.04%	Monthly	9.42%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	315,948	(3,752,860)	—	(3,752,860)
1-Day BZDIOVER, 0.04%	Monthly	9.54%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	314,783	(3,497,506)	—	(3,497,506)

									$(10,745,941)	$—	$(10,745,941)

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

Universal Health Service Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.33%	Quarterly	BNP Paribas SA	N/A	06/10/22	USD	2,950	$548,116	$—	$548,116
1-Day SOFR minus 1.90%, 0.33%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	06/17/22	USD	20,940	(1,009,144)	—	(1,009,144)
1-Day SOFR minus 1.25%, 0.33%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	06/17/22	USD	14,082	(556,506)	—	(556,506)
1-Day SOFR minus 1.25%, 0.33%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	06/17/22	USD	20,889	(960,363)	—	(960,363)
1-Day SOFR minus 1.80%, 0.33%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	06/17/22	USD	20,909	(980,636)	—	(980,636)
Snap Inc., Class A	Monthly	1-Day SOFR minus 0.18%, 0.33%	Monthly	BNP Paribas SA	N/A	06/17/22	USD	2,442	307,767	—	307,767

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps (continued)

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

Snap Inc., Class A	Monthly	1-Day SOFR minus 0.18%, 0.33%	Monthly	BNP Paribas SA	N/A	06/17/22	USD	6,855	$1,112,762	$—	$1,112,762
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.90%, 0.33%	Monthly	Citibank N.A.	N/A	07/19/22	USD	27,173	232,049	—	232,049
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.90%, 0.33%	Monthly	Citibank N.A.	N/A	07/19/22	USD	13,417	110,850	—	110,850
Universal Health Service Inc.	Quarterly	1-Day SOFR minus 0.07%, 0.33%	Quarterly	BNP Paribas SA	N/A	08/10/22	USD	2,379	195,835	—	195,835
PPG Industries Inc.	Quarterly	1-Day SOFR minus 0.12%, 0.33%	Quarterly	BNP Paribas SA	N/A	09/02/22	USD	116	(8,031)	—	(8,031)
Sherwin Williams	Quarterly	1-Day SOFR minus 0.10%, 0.33%	Quarterly	BNP Paribas SA	N/A	09/02/22	USD	230	(37,223)	—	(37,223)
PPG Industries Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.33%	Quarterly	BNP Paribas SA	N/A	09/02/22	USD	2,401	(5,941)	—	(5,941)
Sherwin Williams	Quarterly	1-Day SOFR minus 0.08%, 0.33%	Quarterly	BNP Paribas SA	N/A	09/02/22	USD	2,429	(156,191)	—	(156,191)
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	281	11,323	—	11,323
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	46	2,716	—	2,716
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	859	34,448	—	34,448
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	648	27,961	—	27,961
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	180	8,963	—	8,963
Treehouse Foods Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	09/09/22	USD	338	16,804	—	16,804
Pitney Bowes, Inc.	Quarterly	1-Day SOFR minus 0.25%, 0.33%	Quarterly	Citibank N.A.	N/A	12/27/22	USD	107	(11,128)	—	(11,128)

									$(1,115,569)	$—	$(1,115,569)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Short	Monthly	Citibank N.A.(b)	02/24/23 –02/27/23	$(57,257,406)	$1,414,923	(c)	$(55,672,465)	0.3%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(106,406,176)	10,244,237	(e)	(96,030,629)	0.5

					$11,659,160		$(151,703,094)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(170,018) of net dividends and financing fees.
(e)	Amount includes $(131,310) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	18-61 basis points	15-700 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 and February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Brazil
Suzano SA.	(129,836)	$(1,302,838)	2.3%

China
China Conch Venture Holdings Ltd.	(436,500)	(1,133,491)	2.0
China Vanke Co., Ltd.	(1,362,300)	(3,212,302)	5.8
Coinbase Global, Inc.	(5,338)	(601,646)	1.1
Kuaishou Technology	(171,600)	(1,401,248)	2.5
Longfor Group Holdings Ltd.	(666,500)	(3,300,896)	5.9
Microport Scientific Corp.	(568,100)	(1,116,635)	2.0
Xinyi Solar Holdings Ltd.	(550,000)	(817,533)	1.5

		(11,583,751)

Comoros
China Longyuan Power Group Corp. Ltd.	(420,000)	(810,101)	1.4
Sunny Optical Tech	(94,700)	(1,380,147)	2.5

		(2,190,248)

Finland
Sampo Oyj	(26,312)	(1,277,644)	2.3

France
CNP Assurances S.A.	(60,786)	(1,335,742)	2.4

Germany
Beiersdorf AG	(17,240)	(1,731,595)	3.1
Commerzbank Ag	(215,667)	(1,407,944)	2.5

		(3,139,539)

Hong Kong
China Overseas Land & Investment Ltd.	(793,000)	(2,449,797)	4.4

Italy
Nexi SpA	(87,343)	(856,653)	1.5

Japan
Open House Co. Ltd.	(41,300)	(1,598,089)	2.9

South Korea
Celltrion Healthcare Co., Ltd.	(46,575)	(2,345,560)	4.2
HYBE Co., Ltd.	(4,616)	(906,525)	1.7

		(3,252,085)

Spain
Ferrovial Sa	(34,339)	(880,602)	1.6

Sweden
Fastighets AB Balder, B Shares	(16,009)	(793,522)	1.4
Sagax AB	(28,489)	(727,735)	1.3
Sweco AB, B Shares	(45,221)	(638,210)	1.2

		(2,159,467)

United Kingdom
BT Group PLC	(334,979)	(742,844)	1.3
Just Eat Takeaway.com NV	(82,523)	(2,241,534)	4.0
Rolls-Royce Holdings PLC	(1,101,326)	(1,129,036)	2.0
Tesco PLC	(219,881)	(747,006)	1.4

		(4,860,420)

United States
Caesars Entertainment, Inc.	(19,221)	(1,273,968)	2.3

Security	Shares	Value	% of Basket Value

United States (continued)
CarMax, Inc.	(16,218)	$(1,391,180)	2.5%
Jack Henry & Associates, Inc.	(10,878)	(2,062,251)	3.7
Leidos Holdings, Inc.	(17,306)	(1,791,344)	3.2
Martin Marietta Materials, Inc.	(8,433)	(2,987,137)	5.4
PulteGroup, Inc.	(22,706)	(948,203)	1.7
Teledyne Technologies, Inc.	(3,984)	(1,719,295)	3.1
Westinghouse Air Brake Technologies Corp.	(51,489)	(4,629,376)	8.3
Zimmer Biomet Holdings, Inc.	(16,421)	(1,982,836)	3.6

		(18,785,590)

Net Value of Reference Entity — Citibank N.A.		$(55,672,465)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
Crown Resorts Ltd.	(290,912)	$(2,633,960)	2.8%
IDP Education Ltd.	(135,926)	(2,521,618)	2.6

		(5,155,578)

Brazil
Localiza Rent A Car	(149,284)	(1,598,539)	1.7
Magazine Luiza SA	(2,758,372)	(2,722,692)	2.8
Petro Rio SA	(91,147)	(492,243)	0.5
Raia Drogasil SA	(178,269)	(754,694)	0.8

		(5,568,168)

Canada
Teck Resources Ltd.	(16,728)	(659,927)	0.7

China
China Resources Land Ltd.	(172,000)	(768,188)	0.8
China Southern Airlines Co., Ltd., Class H	(1,358,000)	(758,425)	0.8
Country Garden Holdings Co. Ltd.	(4,538,230)	(3,138,987)	3.3
Shenzhou International Group Holdings Ltd.	(41,700)	(565,826)	0.6
Xiaomi Corp.	(1,987,800)	(3,026,104)	3.1

		(8,257,530)

Comoros
Fuyao Glass Industry Group Co., Ltd.	(113,600)	(464,135)	0.5
Geely Automobile Holdings Ltd.	(701,000)	(1,083,878)	1.1
Ping An Healthcare and Technology Co., Ltd.	(286,000)	(703,905)	0.8
Shandong Gold Mining Co. Ltd., Class H	(795,750)	(1,469,810)	1.5

		(3,721,728)

Germany
Delivery Hero SE	(34,408)	(1,209,543)	1.3

Hong Kong
Alibaba Health Information Technology Ltd.	(1,822,000)	(1,026,559)	1.1
CK Asset Holdings Ltd.	(521,500)	(3,535,321)	3.7

		(4,561,880)

Italy
Telecom Italia Spa	(7,313,222)	(2,135,613)	2.2

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Japan
Hitachi Metals Ltd.	(65,500)	$(1,022,107)	1.0%
Kobe Bussan Co. Ltd.	(66,700)	(1,626,099)	1.7
Mitsui Fudosan Co. Ltd.	(44,000)	(932,524)	1.0
Tokyo Electric Power Co. Holdings, Inc.	(135,900)	(469,094)	0.5

		(4,049,824)

Macau
Galaxy Entertainment Group Ltd.	(125,000)	(713,271)	0.7

Peru
Credicorp Ltd.	(7,943)	(1,103,203)	1.1

Poland
Cd Projekt Sa	(88,910)	(2,406,339)	2.5

Singapore
Sea Ltd., ADR	(13,690)	(1,132,984)	1.2

South Africa
Capitec Bank Holdings Ltd.	(8,392)	(1,171,437)	1.2

South Korea
Iljin Materials Co., Ltd.	(8,552)	(586,035)	0.6
Posco Chemical Co., Ltd.	(28,544)	(3,015,439)	3.2

		(3,601,474)

Switzerland
Vifor Pharma AG	(12,439)	(2,200,082)	2.3

Taiwan
Compal Electronics	(128,000)	(96,049)	0.1

United Kingdom
Informa PLC	(209,406)	(1,485,504)	1.5
Ocado Group PLC	(142,977)	(1,635,178)	1.7

		(3,120,682)

Security	Shares	Value	% of Basket Value

United States
Affirm Holdings, Inc.	(101,346)	$(2,908,630)	3.0%
AmerisourceBergen Corp.	(14,141)	(2,139,392)	2.2
Analog Devices, Inc.	(6,002)	(926,589)	1.0
Atmos Energy Corp.	(21,991)	(2,493,779)	2.6
Chipotle Mexican Grill, Inc.	(1,003)	(1,459,977)	1.5
Cognizant Technology Solutions Corp.	(28,044)	(2,268,760)	2.4
Coterra Energy, Inc.	(47,813)	(1,376,536)	1.4
DISH Network Corp.	(151,176)	(4,310,028)	4.5
Dollar General Corp.	(10,631)	(2,525,181)	2.6
Dollar Tree, Inc.	(25,617)	(4,161,482)	4.3
DXC Technology Co.	(22,195)	(636,997)	0.7
Fiserv, Inc.	(36,274)	(3,551,950)	3.7
Marvell Technology, Inc.	(25,924)	(1,505,666)	1.6
Match Group, Inc.	(17,802)	(1,409,028)	1.5
Nucor Corp.	(8,812)	(1,363,921)	1.4
PACCAR, Inc.	(24,670)	(2,048,843)	2.1
Roku, Inc.	(15,063)	(1,399,353)	1.5
Ross Stores, Inc.	(38,005)	(3,791,759)	3.9
Snap, Inc.	(25,771)	(733,443)	0.8
STERIS PLC	(8,275)	(1,854,014)	1.9
Twitter, Inc.	(26,971)	(1,322,118)	1.4
Walgreens Boots Alliance, Inc.	(23,063)	(977,871)	1.0

		(45,165,317)

		(96,030,629)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(96,030,629)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$12,954,033	$(18,870,918)	$71,386,763	$(38,760,391)	$—
OTC Swaps	576,362	(385,954)	14,315,945	(15,159,786)	—
Options Written	N/A	N/A	20,490,299	(78,066,152)	(151,183,465)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$47,720,505	$—	$201,495,532	$—	$249,216,037
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	75,956,713	—	—	75,956,713
Options purchased
Investments at value — unaffiliated(b)	—	196,906	77,031,049	22,608,749	6,230,953	—	106,067,657

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$8,906,858	$—	$—	$62,479,905	$—	$71,386,763
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	623,553	14,268,754	—	—	—	14,892,307

	$—	$9,727,317	$139,020,308	$98,565,462	$270,206,390	$—	$517,519,477

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$771,723	$—	$9,417,281	$—	$91,507,138	$—	$101,696,142
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts.	—	—	—	251,006,396	—	—	251,006,396
Options written
Options written at value	—	—	78,158,843	9,272,639	63,751,983	—	151,183,465
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	4,348,910	—	—	34,411,481	—	38,760,391
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,074,636	3,725,163	—	10,745,941	—	15,545,740

	$771,723	$5,423,546	$91,301,287	$260,279,035	$200,416,543	$—	$558,192,134

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended April 30, 2022, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$10,415,347	$—	$(355,970,740)	$—	$(315,286,883)	$—	$(660,842,276)
Forward foreign currency exchange contracts	—	—	—	(215,473,466)	—	—	(215,473,466)
Options purchased(a)	—	(1,992,775)	(164,389,931)	786,228	(28,695,311)	(608,764)	(194,900,553)
Options written	—	485,355	157,102,649	6,498,013	35,576,789	—	199,662,806
Swaps	—	(13,718,445)	45,524,894	—	181,587,910	—	213,394,359

	$10,415,347	$(15,225,865)	$(317,733,128)	$(208,189,225)	$(126,817,495)	$(608,764)	$(658,159,130)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,652,117)	$—	$158,166,694	$—	$116,465,515	$—	$272,980,092
Forward foreign currency exchange contracts	—	—	—	(149,654,210)	—	—	(149,654,210)
Options purchased(b)	—	127,286	(45,336,323)	19,104,559	(23,422,376)	—	(49,526,854)
Options written	—	(2,199)	(17,675,375)	(8,526,510)	(19,910,158)	—	(46,114,242)
Swaps	—	16,507,444	12,739,170	—	(20,419,756)	—	8,826,858

	$(1,652,117)	$16,632,531	$107,894,166	$(139,076,161)	$52,713,225	$—	$36,511,644

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,805,696,121
Average notional value of contracts — short	$6,856,775,618
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,189,442,946
Average amounts sold — in USD	$3,801,877,582

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Options:
Average value of option contracts purchased	$122,562,651
Average value of option contracts written	$66,845,895
Average notional value of swaption contracts purchased	$3,414,869,961
Average notional value of swaption contracts written	$6,841,216,480
Credit default swaps:
Average notional value — buy protection	$926,298,433
Average notional value — sell protection	$135,275,202
Interest rate swaps:
Average notional value — pays fixed rate	$9,230,819,818
Average notional value — receives fixed rate	$4,386,373,855
Total return swaps:
Average notional value	$48,190,073

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$55,412,811		$21,711,282
Forward foreign currency exchange contracts	75,956,713		251,006,396
Options	106,067,657	(a)	151,183,465
Swaps — centrally cleared	3,031,324		—
Swaps — OTC(b)	14,892,307		15,545,740

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	255,360,812		439,446,883

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(131,513,844)		(89,029,595)

Total derivative assets and liabilities subject to an MNA	$123,846,968		$350,417,288

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$26,803,472	$(7,869,991)	$—	$(4,220,000)	$14,713,481
Barclays Bank PLC	4,139,391	(4,139,391)	—	—	—
BNP Paribas SA	3,135,434	(3,135,434)	—	—	—
Citibank N.A.	4,468,952	(4,468,952)	—	—	—
Credit Suisse International	163,049	(163,049)	—	—	—
Deutsche Bank AG	18,098,241	(18,098,241)	—	—	—
Goldman Sachs International	4,866,672	(4,866,672)	—	—	—
HSBC Bank PLC	172,805	—	—	—	172,805
HSBC Bank USA N.A.	2,791,046	(2,791,046)	—	—	—
JPMorgan Chase Bank N.A.	22,022,048	(22,022,048)	—	—	—
Morgan Stanley & Co. International PLC	35,162,014	(35,162,014)	—	—	—
Nomura International PLC	636,340	(205,271)	—	(430,000)	1,069
UBS AG	1,387,504	(1,387,504)	—	—	—

	$123,846,968	$(104,309,613)	$—	$(4,650,000)	$14,887,355

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$7,869,991	$(7,869,991)	$—	$—	$—
Barclays Bank PLC	36,877,133	(4,139,391)	(13,125,841)	(1,703,000)	17,908,901
BNP Paribas SA	74,083,885	(3,135,434)	—	—	70,948,451
Citibank N.A.	15,952,447	(4,468,952)	(2,760,379)	—	8,723,116
Credit Suisse International	649,728	(163,049)	(486,679)	—	—
Deutsche Bank AG	79,413,080	(18,098,241)	—	—	61,314,839
Goldman Sachs International	17,913,148	(4,866,672)	(11,172,519)	—	1,873,957
HSBC Bank USA N.A.	16,261,877	(2,791,046)	—	—	13,470,831
JPMorgan Chase Bank N.A.	32,608,426	(22,022,048)	(7,486,979)	—	3,099,399
Morgan Stanley & Co. International PLC	50,859,118	(35,162,014)	(15,697,104)	—	—
Nomura International PLC	205,271	(205,271)	—	—	—
UBS AG	17,723,184	(1,387,504)	—	—	16,335,680

	$350,417,288	$(104,309,613)	$(50,729,501)	$(1,703,000)	$193,675,174

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$364,201,664	$25,242,775	$389,444,439
Common Stocks
Australia	—	131,635,259	6,458,420	138,093,679
Belgium	—	2,596,781	—	2,596,781
Brazil	17,113,707	—	—	17,113,707
Canada	273,216,369	—	—	273,216,369
Cayman Islands	—	—	8,140,707	8,140,707
Chile	4,670,433	—	—	4,670,433
China	69,575,063	400,317,217	—	469,892,280
Denmark	—	62,457,212	—	62,457,212
Finland	—	2,678,978	—	2,678,978
France	—	363,979,686	—	363,979,686
Germany	—	607,044,556	—	607,044,556
Hong Kong	—	63,708,402	—	63,708,402
India	—	2,616,972	26,657,291	29,274,263
Ireland	21,070,893	7,615,795	—	28,686,688
Israel	69,785,669	—	—	69,785,669
Italy	—	74,879,091	—	74,879,091
Japan	—	219,076,870	—	219,076,870
Luxembourg	2,219,633	7,185,681	—	9,405,314
Macau	—	700,928	—	700,928
Mexico	2,234,254	—	—	2,234,254
Netherlands	43,658,134	373,623,797	—	417,281,931
Norway	—	14,525,121	—	14,525,121
Poland	—	1,335,899	—	1,335,899
Saudi Arabia	—	379,131	—	379,131

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
South Africa	$—	$26,054,436	$—	$26,054,436
South Korea	86,329,038	88,854,386	—	175,183,424
Spain	—	93,682,604	—	93,682,604
Sweden	—	110,432,056	—	110,432,056
Switzerland	80,034,158	99,613,953	—	179,648,111
Taiwan	—	117,984,650	—	117,984,650
Turkey	—	285,961	—	285,961
United Arab Emirates	—	—	29	29
United Kingdom	39,827,706	469,546,142	—	509,373,848
United States	8,047,527,660	150,441,070	107,667,517	8,305,636,247
Corporate Bonds	—	931,121,254	361,125,370	1,292,246,624
Floating Rate Loan Interests	—	443,805,873	415,107,251	858,913,124
Foreign Agency Obligations	—	374,263,714	—	374,263,714
Investment Companies	168,732,554	—	—	168,732,554
Non-Agency Mortgage-Backed Securities	—	687,268,218	80,994,599	768,262,817
Other Interests	—	—	27,182,620	27,182,620
Preferred Securities
Capital Trusts	—	31,123,814	—	31,123,814
Preferred Stocks
Brazil	3,823,599	—	23,231,947	27,055,546
Germany	—	17,885,034	23,484,649	41,369,683
United States	52,399,591	37,480,620	433,947,522	523,827,733
India	—	—	18,860,500	18,860,500
United Kingdom	—	—	13,658,263	13,658,263
Sweden	—	—	3,385,958	3,385,958
Trust Preferreds	24,133,654	—	—	24,133,654
U.S. Government Sponsored Agency Securities	—	15,349,081	2,062,614	17,411,695
U.S. Treasury Obligations	—	268,993,247	—	268,993,247
Warrants
Israel	42,358	—	—	42,358
Switzerland	3,301	—	—	3,301
United Kingdom	118,316	—	—	118,316
United States	1,571,706	23,355,503	263,058	25,190,267
Short-Term Securities
Foreign Agency Obligations	—	629,952,543	—	629,952,543
Money Market Funds	4,077,927,563	—	—	4,077,927,563
Time Deposits	—	16,926,500	—	16,926,500
U.S. Treasury Obligations	—	59,486,719	—	59,486,719
Options Purchased
Credit Contracts	—	196,906	—	196,906
Equity Contracts	73,069,709	3,961,340	—	77,031,049
Foreign Currency Exchange Contracts	—	22,608,749	—	22,608,749
Interest Rate Contracts	—	6,230,953	—	6,230,953
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Unfunded SPAC PIPE Commitments(a)	—	—	—	—
Liabilities
Investments
Investments Sold Short
Common Stocks	(7,018,484)	—	—	(7,018,484)
Unfunded Floating Rate Loan Interests(a)	—	—	(73,694)	(73,694)

	$13,152,066,584	$7,427,464,366	$1,577,397,396	22,156,928,346

Investments Valued at NAV(b)				202,146,334

				$22,359,074,680

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$8,954,049	$—	$8,954,049
Equity Contracts	47,170,254	14,819,005	—	61,989,259
Foreign Currency Exchange Contracts	—	75,956,713	—	75,956,713
Interest Rate Contracts	201,495,532	62,479,905	—	263,975,437

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Liabilities
Commodity Contracts	$(771,723)	$—	$—	$(771,723)
Credit Contracts	—	(5,037,592)	—	(5,037,592)
Equity Contracts	(75,624,655)	(15,676,632)	—	(91,301,287)
Foreign Currency Exchange Contracts	—	(260,279,035)	—	(260,279,035)
Interest Rate Contracts	(91,507,138)	(108,909,405)	—	(200,416,543)

	$80,762,270	$(227,692,992)	$—	$(146,930,722)

(a)	Unfunded floating rate loan interests and SPAC PIPE commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Preferred Stocks	U.S. Government Sponsored Agency Securities	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total

Assets
Opening balance, as of April 30, 2021	$7,384,374	$122,825,013	$278,587,862	$198,447,991	$52,411,541	$25,501,528	$384,407,728	$—	$—	$—	$1,939,596	$1,071,505,633
Transfers into Level 3	—	—	19,050,520	—	—	—	—	2,505,557	—	—	—	21,556,077
Transfers out of Level 3	(1,762,480)	(26,559,000)	—	(41,355,363)	—	—	—	—	—	—	(100,518)	(69,777,361)
Accrued discounts/premiums	—	—	(150,288)	470,756	(65,265)	—	—	(40,050)	—	—	—	215,153
Net realized gain (loss)	(13,246)	(171,475)	—	5,816,093	—	—	—	(38,654)	—	—	—	5,592,718
Net change in unrealized appreciation (depreciation)(a)(b)	(1,854,038)	(30,197,082)	(3,721,189)	(15,448,018)	(757,570)	1,681,092	18,080,961	(144,239)	(73,694)	—	(1,847,301)	(34,281,078)
Purchases	27,070,000	83,068,104	72,614,419	406,521,466	29,405,893	—	205,575,487	—	—	—	271,282	824,526,651
Sales	(5,581,835)	(41,596)	(5,255,954)	(139,345,674)	—	—	(91,495,337)	(220,000)	—	—	(1)	(241,940,397)

Closing balance, as of April 30, 2022	$25,242,775	$148,923,964	$361,125,370	$415,107,251	$80,994,599	$27,182,620	$516,568,839	$2,062,614	$(73,694)	$—	$263,058	$1,577,397,396

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2022(b)	$(1,827,225)	$(30,165,909)	$(3,384,566)	$(11,321,716)	$(757,570)	$1,681,092	$52,293,466	$(144,239)	$(73,694)	$—	$(415,228)	$5,884,411

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $337,291,625. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$148,923,935	Market	Revenue Multiple	3.63x - 19.00x		6.73x
			Time to Exit	0.4 years - 2.1 years		1.4 years
			Volatility	56% - 88%		65%
		Income	Discount Rate	13% - 16%		15%
Asset Backed Securities	25,242,775	Income	Discount Rate	6%		—

Corporate Bonds	328,039,253	Income	Discount Rate	8% - 37%		14%
Floating Rate Loan Interests(b)	193,885,291	Income	Discount Rate	3% - 13%		9%
		Market	Recent Transaction	$ 70.66		—

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2022	BlackRock Global Allocation Fund, Inc.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Other Interests	27,182,620	Income	Discount Rate	5%		—
Preferred Stocks	$516,568,839	Income	Discount Rate	10%		—
		Market	Revenue Multiple	0.14x - 34.25x		14.00x
			EBITDA Multiple	16.25x		—
			Time to Exit	0.5 years - 5.0 years		3.3 years
			Volatility	43% - 85%		63%
			Recent Transaction	$ 26.23		—
Warrants	263,058	Market	Time to Exit	0.9 years - 4.7 years		2.8 years
			Volatility	41% - 52%		45%

	$1,240,105,771

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended April 30, 2022, the valuation technique for investments classified as Floating Rate Interests amounting to $51,292,735 changed to Discounted Cash Flow. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Statement of Assets and Liabilities

April 30, 2022

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$17,878,924,283
Investments, at value — affiliated(c)	4,487,242,575
Cash	38,452,411
Cash pledged:
Collateral — OTC derivatives	1,703,000
Futures contracts	110,775,000
Centrally cleared swaps	76,639,000
Receivables:
Investments sold	276,471,175
Options written	6,840,123
Securities lending income — affiliated	427,083
Swaps	16,781,081
Capital shares sold	10,677,551
Dividends — unaffiliated	21,934,873
Dividends — affiliated	868,356
Interest — unaffiliated	29,956,994
Principal paydowns	374
Variation margin on futures contracts	55,412,811
Variation margin on centrally cleared swaps	3,031,324
Swap premiums paid	576,362
Unrealized appreciation on:
Forward foreign currency exchange contracts	75,956,713
OTC swaps	14,315,945
Prepaid expenses	334,888

Total assets	23,107,321,922

LIABILITIES
Investments sold short, at value(d)	7,018,484
Foreign bank overdraft(e)	5,299,882
Due to broker	42,318,044
Cash received as collateral for OTC derivatives	8,800,000
Collateral on securities loaned	174,401,282
Options written, at value(f)	151,183,465
Payables:
Investments purchased	383,580,281
Swaps	13,065,296
Accounting services fees	1,032,950
Capital shares redeemed	30,836,477
Custodian fees	883,309
Deferred foreign capital gain tax	2,758,038
Investment advisory fees	13,269,888
Directors’ and Officer’s fees	9,206
Options written	214,357
Other accrued expenses	223,273
Professional fees	2,754,077
Service and distribution fees	3,077,905
Transfer agent fees	3,407,565
Variation margin on futures contracts	21,711,282
Swap premiums received	385,954
Unrealized depreciation on:
Forward foreign currency exchange contracts	251,006,396
OTC swaps	15,159,786
Unfunded floating rate loan interests	73,694

Total liabilities	1,132,470,891

NET ASSETS	$21,974,851,031

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities  (continued)

April 30, 2022

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$19,638,647,277
Accumulated earnings	2,336,203,754

NET ASSETS	$21,974,851,031

(a) Investments, at cost — unaffiliated	$15,463,110,476
(b) Securities loaned, at value	$143,589,140
(c) Investments, at cost — affiliated	$4,646,631,440
(d) Proceeds received from investments sold short	$5,738,335
(e) Foreign bank overdraft, at cost	$4,933,010
(f) Premiums received	$93,607,612

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	55

Consolidated Statement of Assets and Liabilities  (continued)

April 30, 2022

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$8,836,844,278

Shares outstanding	477,559,531

Net asset value	$18.50

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$10,557,692,701

Shares outstanding	575,626,087

Net asset value	$18.34

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$780,450,633

Shares outstanding	48,530,411

Net asset value	$16.08

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,470,032,205

Shares outstanding	79,471,452

Net asset value	$18.50

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$329,831,214

Shares outstanding	19,184,693

Net asset value	$17.19

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations

Year Ended April 30, 2022

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$289,884,156
Dividends — affiliated	11,991,022
Interest — unaffiliated	211,211,838
Securities lending income — affiliated — net	2,386,727
Other income — unaffiliated	7,832,800
Foreign withholding tax claims	32,031,078
Foreign taxes withheld	(18,135,345)

Total investment income	537,202,276

EXPENSES
Investment advisory	194,727,483
Service and distribution — class specific	44,016,820
Transfer agent — class specific	21,300,505
Professional	4,353,186
Accounting services	2,297,035
Custodian	1,871,456
Registration	558,669
Directors and Officer	241,544
Miscellaneous	835,873

Total expenses excluding dividend expense	270,202,571
Dividends expense — unaffiliated	1,470,263

Total expenses	271,672,834
Less:
Fees paid indirectly	(4,625)
Fees waived and/or reimbursed by the Manager	(12,730,408)

Total expenses after fees waived and/or reimbursed	258,937,801

Net investment income	278,264,475

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	1,860,529,780
Investments — affiliated	55,902,573
Forward foreign currency exchange contracts	(215,473,466)
Foreign currency transactions	19,564,226
Futures contracts	(660,842,276)
Options written	199,662,806
Short sales — unaffiliated	22,453,767
Swaps	213,394,359

1,495,191,769

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(4,413,415,594)
Investments — affiliated	(109,020,487)
Forward foreign currency exchange contracts	(149,654,210)
Foreign currency translations	1,603,491
Futures contracts	272,980,092
Options written	(46,114,242)
Short sales — unaffiliated	(19,435,331)
Swaps	8,826,858
Unfunded floating rate loan interests	(73,694)

(4,454,303,117)

Net realized and unrealized loss	(2,959,111,348)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,680,846,873)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(4,513,234)
(b) Net of increase in deferred foreign capital gain tax of	$(1,214,277)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	57

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.

	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$278,264,475	$107,723,533	$148,676,346
Net realized gain	1,495,191,769	1,538,289,146	1,448,478,566
Net change in unrealized appreciation (depreciation)	(4,454,303,117)	2,834,725,717	448,319,656

Net increase (decrease) in net assets resulting from operations	(2,680,846,873)	4,480,738,396	2,045,474,568

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(980,540,274)	(408,361,228)	(554,927,544)
Investor A	(1,242,711,893)	(573,407,320)	(702,910,993)
Investor C	(107,675,473)	(44,858,588)	(190,636,849)
Class K	(177,923,588)	(72,126,650)	(83,133,683)
Class R	(39,866,949)	(19,022,703)	(35,376,625)

Decrease in net assets resulting from distributions to shareholders	(2,548,718,177)	(1,117,776,489)	(1,566,985,694)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	141,980,707	1,325,743,653	(2,216,536,634)

NET ASSETS
Total increase (decrease) in net assets	(5,087,584,343)	4,688,705,560	(1,738,047,760)
Beginning of period	27,062,435,374	22,373,729,814	24,111,777,574

End of period	$21,974,851,031	$27,062,435,374	$22,373,729,814

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
		Period from
	Year Ended	11/01/20		Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Net asset value, beginning of period	$22.84	$19.93		$19.36		$18.81	$20.39	$18.43

Net investment income(a)	0.27	0.11		0.17		0.30	0.28	0.25
Net realized and unrealized gain (loss)	(2.45)	3.82		1.75		1.45	(0.84)	2.12

Net increase (decrease) from investment operations	(2.18)	3.93		1.92		1.75	(0.56)	2.37

Distributions(b)
From net investment income	(0.27)	(0.14)		(0.12)		(0.22)	(0.32)	(0.26)
From net realized gain	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(2.16)	(1.02)		(1.35)		(1.20)	(1.02)	(0.41)

Net asset value, end of period	$18.50	$22.84		$19.93		$19.36	$18.81	$20.39

Total Return(c)
Based on net asset value	(10.58)%	20.07	%(d)	10.23	%(e)	9.96%	(2.94)%	13.10%

Ratios to Average Net Assets(f)
Total expenses	0.88%	0.86	%(g)	0.86%		0.85%	0.87%	0.90%

Total expenses after fees waived and/or reimbursed	0.83%	0.80	%(g)	0.81%		0.80%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.81%	0.80	%(g)	0.81%		0.80%	0.79%	0.80%

Net investment income	1.25%	1.04	%(g)	0.91%		1.59%	1.43%	1.28%

Supplemental Data
Net assets, end of period (000)	$8,836,844	$9,749,544		$7,907,317		$8,617,256	$12,963,106	$16,164,754

Portfolio turnover rate(h)	124%	58%		193%		156%	154%	110%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

		Period from 11/01/20
	Year Ended			Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	112%	58%		193%		156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	59

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A
		Period from
	Year Ended	11/01/20		Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Net asset value, beginning of period	$22.65	$19.75		$19.23		$18.68	$20.26	$18.29

Net investment income(a)	0.21	0.08		0.12		0.24	0.23	0.19
Net realized and unrealized gain (loss)	(2.42)	3.80		1.72		1.46	(0.85)	2.11

Net increase (decrease) from investment operations	(2.21)	3.88		1.84		1.70	(0.62)	2.30

Distributions(b)
From net investment income	(0.21)	(0.10)		(0.09)		(0.17)	(0.26)	(0.18)
From net realized gain	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(2.10)	(0.98)		(1.32)		(1.15)	(0.96)	(0.33)

Net asset value, end of period	$18.34	$22.65		$19.75		$19.23	$18.68	$20.26

Total Return(c)
Based on net asset value	(10.78)%	19.95	%(d)	9.87	%(e)	9.71%	(3.24)%	12.77%

Ratios to Average Net Assets(f)
Total expenses	1.13%	1.12	%(g)	1.13%		1.13%	1.14%	1.18%

Total expenses after fees waived and/or reimbursed	1.08%	1.06	%(g)	1.08%		1.08%	1.07%	1.10%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.06%	1.05	%(g)	1.08%		1.08%	1.07%	1.07%

Net investment income	0.98%	0.78	%(g)	0.63%		1.29%	1.14%	1.00%

Supplemental Data
Net assets, end of period (000)	$10,557,693	$13,806,271		$11,184,639		$10,601,653	$10,547,464	$12,809,356

Portfolio turnover rate(h)	124%	58%		193%		156%	154%	110%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

		Period from 11/01/20
	Year Ended			Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	112%	58%		193%		156%	154%	110%

See notes to consolidated financial statements.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
		Period from
	Year Ended	11/01/20		Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Net asset value, beginning of period	$20.11	$17.43		$17.17		$16.82	$18.33	$16.57

Net investment income (loss)(a)	0.04	(0.00	)(b)	(0.02)		0.09	0.07	0.04
Net realized and unrealized gain (loss)	(2.13)	3.36		1.53		1.30	(0.76)	1.91

Net increase (decrease) from investment operations	(2.09)	3.36		1.51		1.39	(0.69)	1.95

Distributions(c)
From net investment income	(0.05)	(0.00	)(b)	(0.02)		(0.06)	(0.12)	(0.04)
From net realized gain	(1.89)	(0.68)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(1.94)	(0.68)		(1.25)		(1.04)	(0.82)	(0.19)

Net asset value, end of period	$16.08	$20.11		$17.43		$17.17	$16.82	$18.33

Total Return(d)
Based on net asset value	(11.50)%	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%	11.92%

Ratios to Average Net Assets(g)
Total expenses	1.90%	1.90	%(h)	1.89%		1.88%	1.88%	1.92%

Total expenses after fees waived and/or reimbursed	1.85%	1.84	%(h)	1.85%		1.83%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.84%	1.83	%(h)	1.84%		1.82%	1.81%	1.82%

Net investment income (loss)	0.21%	(0.01	)%(h)	(0.13)%		0.56%	0.38%	0.27%

Supplemental Data
Net assets, end of period (000)	$780,451	$1,213,559		$1,547,011		$3,143,501	$5,402,163	$7,545,249

Portfolio turnover rate(i)	124%	58%		193%		156%	154%	110%

(a) Based on average shares outstanding.
(b) Amount is greater than $(0.005) per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
		Period from 11/01/20
	Year Ended			Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	112%	58%		193%		156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	61

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K
		Period from
	Year Ended	11/01/20		Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Net asset value, beginning of period	$22.84	$19.93		$19.36		$18.80	$20.39	$18.44

Net investment income(a)	0.28	0.12		0.19		0.31	0.30	0.27
Net realized and unrealized gain (loss)	(2.44)	3.83		1.73		1.46	(0.85)	2.12

Net increase (decrease) from investment operations.	(2.16)	3.95		1.92		1.77	(0.55)	2.39

Distributions(b)
From net investment income	(0.29)	(0.16)		(0.12)		(0.23)	(0.34)	(0.29)
From net realized gain	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(2.18)	(1.04)		(1.35)		(1.21)	(1.04)	(0.44)

Net asset value, end of period	$18.50	$22.84		$19.93		$19.36	$18.80	$20.39

Total Return(c)
Based on net asset value	(10.51)%	20.16	%(d)	10.28	%(e)	10.10%	(2.91)%	13.20%

Ratios to Average Net Assets(f)
Total expenses	0.80%	0.78	%(g)	0.78%		0.78%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed	0.75%	0.72	%(g)	0.74%		0.73%	0.73%	0.74%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.73%	0.71	%(g)	0.73%		0.72%	0.72%	0.72%

Net investment income	1.31%	1.13	%(g)	0.98%		1.67%	1.53%	1.39%

Supplemental Data
Net assets, end of period (000)	$1,470,032	$1,849,652		$1,329,363		$1,146,295	$1,326,617	$1,341,925

Portfolio turnover rate(h)	124%	58%		193%		156%	154%	110%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

		Period from 11/01/20
	Year Ended			Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	112%	58%		193%		156%	154%	110%

See notes to consolidated financial statements.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R
		Period from
	Year Ended	11/01/20		Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Net asset value, beginning of period	$21.37	$18.64		$18.24		$17.77	$19.32	$17.46

Net investment income(a)	0.12	0.04		0.06		0.17	0.15	0.13
Net realized and unrealized gain (loss)	(2.28)	3.58		1.63		1.38	(0.80)	2.01

Net increase (decrease) from investment operations	(2.16)	3.62		1.69		1.55	(0.65)	2.14

Distributions(b)
From net investment income	(0.13)	(0.01)		(0.06)		(0.10)	(0.20)	(0.13)
From net realized gain	(1.89)	(0.88)		(1.23)		(0.98)	(0.70)	(0.15)

Total distributions	(2.02)	(0.89)		(1.29)		(1.08)	(0.90)	(0.28)

Net asset value, end of period	$17.19	$21.37		$18.64		$18.24	$17.77	$19.32

Total Return(c)
Based on net asset value	(11.15)%	19.74	%(d)	9.54	%(e)	9.35%	(3.56)%	12.42%

Ratios to Average Net Assets(f)
Total expenses	1.50%	1.47	%(g)	1.47%		1.46%	1.47%	1.50%

Total expenses after fees waived and/or reimbursed.	1.46%	1.41	%(g)	1.42%		1.41%	1.40%	1.42%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.44%	1.40	%(g)	1.41%		1.40%	1.39%	1.40%

Net investment income	0.62%	0.43	%(g)	0.31%		0.98%	0.81%	0.68%

Supplemental Data
Net assets, end of period (000)	$329,831	$443,409		$405,400		$603,073	$785,653	$1,060,273

Portfolio turnover rate(h)	124%	58%		193%		156%	154%	110%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Annualized.
(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

		Period from 11/01/20
	Year Ended			Year Ended October 31,
	04/30/22	to 04/30/21		2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	112%	58%		193%		156%	154%	110%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	63

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $144,575,505, which is 0.7% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	65

Notes to Consolidated Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Consolidated Financial Statements (continued)

As of April 30, 2022, certain investments of the Fund were fair valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Consolidated Financial Statements (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	CML Paradise Plaza	$2,349,957	$2,349,957	$2,319,863	$(30,094)
	CML Trigrams	16,722,032	16,699,563	16,663,505	(36,058)
	Opendoor Mezz Commitment	21,996,442	21,996,442	21,996,442	—
	Starwood Property Trust, Inc.	1,777,579	1,769,635	1,762,093	(7,542)

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded SPAC PIPE commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	Symbotic, Inc.	$ 4,367,000	$ 4,367,000	$ —

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since

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Notes to Consolidated Financial Statements (continued)

the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Consolidated Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Barclays Capital, Inc.	$8,048,751	$(8,048,751)	$—		$—
BofA Securities, Inc.	206,976	(206,976)	—		—
Citigroup Global Markets, Inc.	8,955,397	(8,955,397)	—		—
Credit Suisse Securities (USA) LLC	108,636	(108,636)	—		—
Deutsche Bank Securities, Inc.	111,820	(111,820)	—		—
Goldman Sachs & Co. LLC	13,253,074	(13,253,074)	—		—
J.P. Morgan Securities LLC	63,614,379	(63,614,379)	—		—
Jefferies LLC	219,154	(219,154)	—		—
Morgan Stanley	35,145,514	(35,145,514)	—		—
National Financial Services LLC	1,528,343	(1,528,343)	—		—
SG Americas Securities LLC	9,383,199	(9,383,199)	—		—
State Street Bank & Trust Co.	3,000,169	(3,000,169)	—		—
Toronto Dominion Bank	2,820	(2,820)	—		—
UBS Securities LLC	10,908	(10,908)	—		—

	$143,589,140	$(143,589,140)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission “CFTC”. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets

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Notes to Consolidated Financial Statements (continued)

and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	71

Notes to Consolidated Financial Statements (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

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Notes to Consolidated Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

For the year ended April 30, 2022, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $45,562.

Effective May 11, 2021, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS for services it provides for that portion of the Fund for which BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$31,627,385	$10,389,243	$2,000,192	$44,016,820

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Total

Amounts paid to affiliates	$43,107	$625	$43,732

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$18,341	$205,516	$90,381	$1,610	$2,253	$318,101

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Notes to Consolidated Financial Statements (continued)

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$8,230,604	$11,012,928	$1,146,611	$71,296	$839,066	$21,300,505

Other Fees: For the year ended April 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $145,152.

For the year ended April 30, 2022, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$214,586	$81,175	$295,761

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2023, so that the Manager receives such fees as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

This contractual waiver may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. During the year ended April 30, 2022, the Manager waived $11,534,230 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2022, the amounts waived were $472,929.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2022, the Manager waived $723,249 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended April 30, 2022, the Fund paid BIM $539,387 for securities lending agent services.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Global Allocation Fund, Inc.	$31,947,321	$19,760,676	$(1,319,424)

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Global Allocation Fund, Inc.	$929,674,932	$941,903,256	$28,806,891,627	$35,910,650,263

For the year ended April 30, 2022, purchases and sales related to mortgage dollar rolls were $2,827,678,965 and $2,833,684,447, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to certain deemed distributions and income recognized from the wholly owned subsidiary were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Global Allocation Fund, Inc.	$50,090,778	$(50,090,778)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

BlackRock Global Allocation Fund, Inc.(a)
Ordinary income	$1,909,259,718	$828,015,381	$701,602,430
Long-term capital gains	639,458,459	324,273,863	1,005,848,390

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	75

Notes to Consolidated Financial Statements (continued)

Fund Name	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20

	$2,548,718,177	$1,152,289,244	$1,707,450,820

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total

BlackRock Global Allocation Fund, Inc.	$565,089,169	$576,805,904	$1,376,669,460	$(182,360,779)	$2,336,203,754

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements, the timing and recognition of partnership income, the accrual of income on securities in default, the classification of investments, and the characterization of corporate actions.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	$20,252,269,927	$4,142,519,185	$(2,085,988,333)	$2,056,530,852

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	77

Notes to Consolidated Financial Statements (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/22		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	112,206,208	$2,425,678,802	52,184,951	$1,147,477,917	60,012,764	$1,165,102,853
Shares issued in reinvestment of distributions	42,161,228	897,692,084	17,333,353	372,320,424	26,172,269	505,101,847
Shares redeemed	(103,640,373)	(2,170,736,899)	(39,492,853)	(868,663,017)	(134,369,913)	(2,548,330,718)

	50,727,063	$1,152,633,987	30,025,451	$651,135,324	(48,184,880)	$(878,126,018)

Investor A
Shares sold and automatic conversion of shares	56,283,602	$1,200,338,507	63,193,306	$1,383,070,747	106,473,620	$2,061,125,684
Shares issued in reinvestment of distributions	54,435,080	1,152,860,845	24,962,356	532,197,425	34,097,475	653,789,198
Shares redeemed	(144,523,875)	(3,082,883,351)	(44,931,575)	(981,580,809)	(125,629,074)	(2,384,215,581)

	(33,805,193)	$(729,683,999)	43,224,087	$933,687,363	14,942,021	$330,699,301

Investor C
Shares sold	5,027,108	$95,141,109	4,665,375	$90,681,638	5,032,820	$85,563,106
Shares issued in reinvestment of distributions	5,676,334	106,059,115	2,323,190	44,094,135	10,648,558	181,375,674
Shares redeemed and automatic conversion of shares	(22,527,616)	(420,506,402)	(35,378,800)	(686,739,602)	(109,980,242)	(1,877,176,344)

	(11,824,174)	$(219,306,178)	(28,390,235)	$(551,963,829)	(94,298,864)	$(1,610,237,564)

Class K
Shares sold	23,427,639	$506,528,605	18,219,996	$402,547,780	22,010,657	$426,992,355
Shares issued in reinvestment of distributions	8,273,872	176,619,803	3,345,444	71,826,686	4,276,611	82,541,947
Shares redeemed	(33,229,989)	(713,022,978)	(7,276,430)	(160,853,349)	(18,785,979)	(368,238,193)

	(1,528,478)	$(29,874,570)	14,289,010	$313,521,117	7,501,289	$141,296,109

Class R
Shares sold	2,027,790	$39,703,840	1,261,227	$26,068,999	2,333,994	$42,200,269
Shares issued in reinvestment of distributions	2,002,426	39,833,702	942,598	18,983,922	1,949,910	35,361,742
Shares redeemed	(5,597,411)	(111,326,075)	(3,202,736)	(65,689,243)	(15,591,980)	(277,730,473)

	(1,567,195)	$(31,788,533)	(998,911)	$(20,636,322)	(11,308,076)	$(200,168,462)

	2,002,023	$141,980,707	58,149,402	$1,325,743,653	(131,348,510)	$(2,216,536,634)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of April 30, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020, the consolidated financial highlights for the year then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the four years in the period ended October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from November 1, 2020 through April 30, 2021 and for the year ended October 31, 2020, and the financial highlights for the year then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the four years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Dividend Income

BlackRock Global Allocation Fund, Inc.	$233,024,260

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Global Allocation Fund, Inc.	$663,261,996

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

BlackRock Global Allocation Fund, Inc.	$—	$3,931,051

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Global Allocation Fund, Inc.	4.53%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BlackRock Global Allocation Fund, Inc.	$111,642,218	$1,666,026,766

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2022:

Fund Name	Interest Dividend

BlackRock Global Allocation Fund, Inc.	$95,533,245

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Global Allocation Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	81

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held ( Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held ( Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	83

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held ( Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	29 RICs consisting of 163 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held ( Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)   The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

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Director and Officer Information  (continued)

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	85

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	87

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

MXIBOR	Mexico Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PIPE	Private Investment in Public Equity

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPAC	Special Purpose Acquisition Company

SPDR	Standard & Poor’s Depository Receipt

ST	Special Tax

STACR	Structured Agency Credit Risk

TAN	Tax Anticipation Notes

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-04/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Allocation Fund, Inc.	$79,184	$97,002	$0	$0	$20,000	$26,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$20,000	$26,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 – Audit	Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 28, 2022